STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

Depositor

WELLS FARGO BANK, N.A.,

Master Servicer and Securities Administrator

EMC MORTGAGE CORPORATION,

Interim Servicer

CARRINGTON MORTGAGE SERVICES, LLC,

Servicer

and

HSBC BANK USA, NATIONAL ASSOCIATION,

Trustee

POOLING AND SERVICING AGREEMENT
Dated as of June 1, 2007

Carrington Mortgage Loan Trust, Series 2007-HE1
Asset-Backed Pass-Through Certificates

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Exhibits

Exhibit A-1	Form of Class A-1 Certificates
Exhibit A-2	Form of Class A-2 Certificates
Exhibit A-3	Form of Class A-3 Certificates
Exhibit A-4	Form of Class A-4 Certificates
Exhibit A-5	Form of Class M-1 Certificates
Exhibit A-6	Form of Class M-2 Certificates
Exhibit A-7	Form of Class M-3 Certificates
Exhibit A-8	Form of Class M-4 Certificates
Exhibit A-9	Form of Class M-5 Certificates
Exhibit A-10	Form of Class M-6 Certificates
Exhibit A-11	Form of Class M-7 Certificates
Exhibit A-12	Form of Class M-8 Certificates
Exhibit A-13	Form of Class M-9 Certificates
Exhibit A-14	[Reserved]
Exhibit A-15	Form of Class CE-1 Certificate
Exhibit A-16	Form of Class CE-2 Certificate
Exhibit A-17	Form of Class P Certificate
Exhibit A-18	Form of Class R-I Certificate
Exhibit A-19	Form of Class R-II Certificate
Exhibit B	[Reserved]
Exhibit C-1	Form of Trustee’s Initial Certification
Exhibit C-2	Form of Trustee’s Final Certification
Exhibit D	Form of Mortgage Loan Purchase Agreement
Exhibit E	Request for Release
Exhibit F-1	Form of Transferor Representation Letter and Form of Transferee Representation Letter in Connection with Transfer of the Private Certificates Pursuant to Rule 144A Under the 1933 Act
Exhibit F-2	Form of Transfer Affidavit and Agreement and Form of Transferor Affidavit in Connection with Transfer of Residual Certificates
Exhibit G	Form of Certification with respect to ERISA and the Code
Exhibit H	Form of Lost Note Affidavit
Exhibit I-1	Form of Servicer’s 10-K Certification
Exhibit I-2	Form of Certification to be Provided to Servicer by the Securities Administrator
Exhibit J	Form Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit K-1	Form of Swap Agreement
Exhibit K-2	Schedule of Swap Agreement Notional Balances
Exhibit L	[Reserved]
Exhibit M	Standard File Levels - Delinquency Reporting
Exhibit N	Standard Loan Level File Layout - Master Servicing
Exhibit O	Calculation of Realized Gains/Losses
Schedule 1	Mortgage Loan Schedule
Schedule 2	Prepayment Charge Schedule
Schedule 3	Perfection Representations, Warranties and Covenants
Schedule 4	Standard File Layout Data Elements

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This Pooling and Servicing Agreement, is dated and effective as of June 1, 2007, among STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. as Depositor, WELLS FARGO BANK, N.A., as Master Servicer and as Securities Administrator, EMC MORTGAGE CORPORATION as Interim Servicer, CARRINGTON MORTGAGE SERVICES LLC, as Servicer and HSBC Bank USA, National Association, as Trustee.

PRELIMINARY STATEMENT:

The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein) created hereunder.

REMIC I

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (other than any Servicer Prepayment Charge Payment Amounts, the Swap Account and the Swap Agreement) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” The Class R-I Interest will be the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, for purposes of satisfying U.S. Treasury Regulation Section 1.860G-1(a)(4)(iii) and the “latest possible maturity date” for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.

Designation	REMIC I Remittance Rate	Initial Uncertificated Balance	Latest Possible Maturity Date(1)
I-LTAA	Variable (2)	$376,748,632.51	July 25, 2037
I-LTA1	Variable (2)	$1,460,590	July 25, 2037
I-LTA2	Variable (2)	$644,930	July 25, 2037
I-LTA3	Variable (2)	$428,200	July 25, 2037
I-LTA4	Variable (2)	$199,630	July 25, 2037
I-LTM1	Variable (2)	$269,110	July 25, 2037
I-LTM2	Variable (2)	$172,990	July 25, 2037
I-LTM3	Variable (2)	$78,810	July 25, 2037
I-LTM4	Variable (2)	$71,120	July 25, 2037
I-LTM5	Variable (2)	$65,360	July 25, 2037
I-LTM6	Variable (2)	$63,430	July 25, 2037
I-LTM7	Variable (2)	$59,590	July 25, 2037
I-LTM8	Variable (2)	$57,660	July 25, 2037
I-LTM9	Variable (2)	$51,900	July 25, 2037
I-LTZZ	Variable (2)	$4,065,427.61	July 25, 2037
I-LTP	Variable (2)	$100	July 25, 2037
I-CE-2	Variable (2)	N/A(3)	July 25, 2037
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(1)
For purposes of Section 1.860G-1(a)(4)(iii) of the U.S. Treasury Regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC I Regular Interest.

(2)	Calculated in accordance with the definition of “REMIC I Remittance Rate” herein.
(3)
REMIC I Regular Interest I-CE-2 will not have an Uncertificated Balance, but will accrue interest on its related Notional Amount described in accordance with the definition of the Notional Amount herein.

REMIC II

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II.” The Class R-II Interest will evidence the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, for purposes of satisfying U.S. Treasury Regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for the indicated Classes of Certificates.

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance	Latest Possible Maturity Date(1)
Class A-1(2)	Variable(2)	$146,059,000.00	February 25, 2032
Class A-2(2)	Variable(2)	$64,493,000.00	July 25, 2036
Class A-3(2)	Variable(2)	$42,820,000.00	May 25, 2037
Class A-4(2)	Variable(2	$19,963,000.00	May 25, 2037
Class M-1(2)	Variable(2)	$26,911,000.00	July 25, 2037
Class M-2(2)	Variable(2)	$17,299,000.00	July 25, 2037
Class M-3(2)	Variable(2)	$7,881,000.00	July 25, 2037
Class M-4(2)	Variable(2)	$7,112,000.00	July 25, 2037
Class M-5(2)	Variable(2)	$6,536,000.00	July 25, 2037
Class M-6(2)	Variable(2)	$6,343,000.00	July 25, 2037
Class M-7(2)	Variable(2)	$5,959,000.00	July 25, 2037
Class M-8(2)	Variable(2)	$5,766,000.00	July 25, 2037
Class M-9(2)	Variable(2)	$5,190,000.00	July 25, 2037
Class CE-1(3)	Variable(4)	$22,105,380.12	N/A
Class CE-2	Variable(5)	N/A(5)	N/A
Class P	N/A(6)	$100	N/A
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(1)
For purposes of Section 1.860G-1(a)(4)(iii) of the U.S. Treasury Regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Certificates.

(2)
Calculated in accordance with the definition of “Pass-Through Rate” herein. The Class A and Class M Certificates represent ownership of REMIC II Regular Interests, together with certain rights to payments to be made from amounts received under the Swap Agreement which payments are treated for federal income tax purposes as being made outside of REMIC II by the holder of the Class CE-1 Certificates, as the owner of the Swap Agreement.

(3)
The Class CE-1 Certificates will be comprised of two uncertificated REMIC II Regular Interests, a principal only regular interest designated REMIC II Regular Interest CE-1-PO and an interest only regular interest designated REMIC II Regular Interest CE-1-IO, each of which will be entitled to distributions as set forth herein.

(4)
The Class CE-1 Certificates will accrue interest at its variable Pass-Through Rate on the Notional Amount of REMIC II Regular Interest CE-1-IO outstanding from time to time which notional amount shall equal the aggregate Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP). The Class CE-1 Certificates will not accrue interest on its Certificate Principal Balance. The rights of the Holder of the Class CE-1 Certificates to payments from the Swap Agreement shall be outside and apart from its rights under the REMIC II Regular Interests CE-IO and CE-PO.

(5)
The Class CE-2 Certificates will be comprised of an uncertificated REMIC II Regular Interest designated as REMIC II Regular Interest CE-2-IO and will not have a Certificate Principal Balance. The Class CE-2 Certificates will accrue interest at its variable Pass-Through Rate on its Notional Amount (as defined herein). The Pass-Through Rate with respect to the Class CE-2 Certificates and any Distribution Date is (i) so long as Carrington Mortgage Services, LLC is the Applicable Servicer, 0.200% per annum and (ii) at any time Carrington Mortgage Services, LLC is not the Applicable Servicer, 0.000% per annum. For federal income tax purposes, uncertificated REMIC II Regular Interest CE-2-IO will not have an Uncertificated Balance, but will have a Notional Amount equal to the uncertificated Notional Amount of REMIC I Regular Interest I-CE-2, and will be entitled to receive interest equal to 100% of the amounts distributed on REMIC I Regular Interest I-CE-2.

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(6)	The Class P Certificates will not accrue interest.

As of the Cut-off Date, the Mortgage Loans had an aggregate Stated Principal Balance equal to $384,437,480.12.

In consideration of the mutual agreements herein contained, the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

ARTICLE I

DEFINITIONS; USAGE

SECTION 1.01 Defined Terms. Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

“Accepted Servicing Practices”: The servicing standards set forth in Section 3.01.

“Accepted Master Servicing Practices”: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage master servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer, or (y) as provided in Section 4.01 hereof, but in no event below the standard set forth in clause (x) above.

“Accrued Certificate Interest”: With respect to any Class A Certificate, Mezzanine Certificate, Class CE-1 Certificate, Class CE-2 Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Mezzanine Certificates, or on the Notional Amount, in the case of the Class CE-1 Certificates and Class CE-2 Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Class A Certificates and the Mezzanine Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. All distributions of interest on the Class CE-1 Certificates and Class CE-2 Certificates will be based on a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate or Class CE-1 Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class CE-1 Certificates, shall be reduced by an amount equal to the portion allocable to the Class CE-1 Certificates of Realized Losses, if any, pursuant to Section 5.04 hereof.

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“Additional Form 10-D Disclosure”: has the meaning set forth in Section 5.06(a).

“Additional Form 10-K Disclosure”: has the meaning set forth in Section 5.06(b).

“Additional Servicer”: means (i) each affiliated servicer meeting the requirements of Item 1108(a)(2)(ii) of Regulation AB that services any of the Mortgage Loans, and (ii) each unaffiliated servicer meeting the requirements of Item 1108(a)(2)(iii) of Regulation AB (other than the Trustee), who services 10% or more of the Mortgage Loans.

“Adjustable-Rate Mortgage Loan”: Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

“Adjustment Date”: With respect to each Adjustable-Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Advance”: As to any Mortgage Loan or REO Property, any advance made by the Applicable Servicer in respect of any Distribution Date pursuant to Section 5.03.

“Advance Facility”: As defined in Section 3.26(a).

“Advance Facility Trustee”: As defined in Section 3.26(b).

“Advancing Person”: As defined in Section 3.26(a) hereof.

“Affected Party”: As defined in the Swap Agreement.

“Affiliate”: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement”: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

“Allocated Realized Loss Amount”: With respect to any Distribution Date and any Class of Class A Certificates or Mezzanine Certificates, an amount equal to (x) the sum of (i) any Realized Losses allocated to such Class of Certificates on such Distribution Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from previous Distribution Dates minus (y) the amount of the increase in the related Certificate Principal Balance due to the receipt of Subsequent Recoveries as provided in Section 5.01.

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“Applicable Servicer”: (i) From the Closing Date to, but not including, the Interim Servicing Transfer Date, the Interim Servicer, in its capacity as the servicer hereunder and (ii) on and after the Interim Servicing Transfer Date, (a) the Servicer, in its capacity as the servicer hereunder, if the Servicer Qualification Date has occurred on or before February 1, 2008 or (b) Wells Fargo Bank, N.A., in its capacity as the servicer, if the Servicer Qualification Date has not occurred on or before February 1, 2008. In each case, Applicable Servicer shall also mean any successor servicer appointed as herein provided, in its capacity as the Applicable Servicer hereunder.

“Assignment”: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to Section 2.01 hereof or returned by the applicable recorder’s office), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

“Available Distribution Amount”: With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Custodial Account and Certificate Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Certificate Account for such Distribution Date pursuant to Section 3.23, (c) the aggregate of any amounts deposited in the Certificate Account by the Applicable Servicer or the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24 or Section 4.15, as applicable, (d) the aggregate of any Advances made by the Applicable Servicer for such Distribution Date pursuant to Section 5.03 and (e) the aggregate of any Advances made by a successor Applicable Servicer for such Distribution Date pursuant to Section 8.02, reduced (to not less than zero), by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period) (other than Prepayment Charges), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Master Servicer, the Securities Administrator, the Applicable Servicer, the Trustee and the Custodian pursuant to Section 3.11, Section 3.12, Section 9.05 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) amounts deposited in the Custodial Account or the Certificate Account in error, (vi) the amount of any Prepayment Charges collected by the Applicable Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or any Servicer Prepayment Charge Payment Amount, (vii) any Net Swap Payment owed to the Swap Counterparty and Swap Termination Payments owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event for such Distribution Date and (viii) the Excess Servicing Fee.

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“Balloon Amount”: The full outstanding principal balance of a Balloon Loan due and payable on the maturity date.

“Balloon Loans”: Mortgage Loans with level monthly payments of principal and interest based on an amortization schedule, not to exceed 50 years, and having original and modified terms to maturity shorter than the term of the related amortization schedule.

“Bankruptcy Code”: The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

“Bankruptcy Loss”: With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

“Bloomberg”: As defined in Section 5.02.

“Book-Entry Certificate”: The Class A Certificates and the Mezzanine Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

“Book-Entry Custodian”: The custodian appointed pursuant to Section 6.01.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York or in any city in which the Corporate Trust Office of the Trustee, the Applicable Servicer or the Securities Administrator is located, are authorized or obligated by law or executive order to be closed.

“Carrington Interim Servicing Transfer Costs”: All reasonable costs and expenses incurred by the Servicer in connection with the transfer of servicing from the Interim Servicer on the Interim Servicing Transfer Date, if the Servicing Qualification Date has occurred on or before February 1, 2008, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Servicer to service the Mortgage Loans properly and effectively.

“Cash-Out Refinancing”: A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage or subordinate mortgage on the related Mortgaged Property and any closing costs related to such Refinance Mortgage Loan.

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“Certificate”: Any one of the Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class CE-1, Class CE-2, Class P and Class R issued under this Agreement.

“Certificate Account”: The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 3.10(b), which shall be entitled “HSBC Bank USA, National Association, as Trustee, in trust for the registered holders of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates.” The Certificate Account must be an Eligible Account.

“Certificate Factor”: With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (or the related Notional Amount, in the case of the Class CE-1 Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and in the case of the Class A Certificates, the Mezzanine Certificates and the Class CE-1 Certificates, the allocations of Realized Losses in reduction of the Certificate Principal Balance (or the related Notional Amount, in the case of the Class CE-1 Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or the related Notional Amount, in the case of the Class CE-1 Certificates) of such Class of Certificates as of the Closing Date.

“Certificateholder” or “Holder”: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purpose hereof and, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Applicable Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 14.01. The Securities Administrator may conclusively rely upon a certificate of the Depositor or the Applicable Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Securities Administrator shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Certificate Owner”: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

“Certificate Principal Balance”: With respect to each Class A Certificate, Mezzanine Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination plus any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 5.01, minus all distributions allocable to principal made thereon and, in the case of the Class A Certificates and the Mezzanine Certificates, Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to the Class CE-1 Certificates as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balance of the REMIC I Regular Interests over (B) the then aggregate Certificate Principal Balance of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding. The Class CE-2 Certificates do not have a Certificate Principal Balance.

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“Certificate Register”: The register maintained pursuant to Section 6.02.

“Class”: Collectively, all of the Certificates bearing the same class designation.

“Class A-1 Certificates”: Any one of the Class A-1 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-1 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class A-2 Certificates”: Any one of the Class A-2 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-2 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class A-3 Certificates”: Any one of the Class A-3 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-3 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class A-4 Certificates”: Any one of the Class A-4 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-4 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class A Certificates”: Collectively, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates.

“Class A Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

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“Class CE-1 Certificate”: Any one of the Class CE-1 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-15 and evidencing two Regular Interests in REMIC II for purposes of the REMIC Provisions together with certain rights to payments under the Swap Agreement.

“Class CE-2 Certificate”: Any one of the Class CE-2 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-16 and evidencing a Regular Interest in REMIC II for purposes of the REMIC provisions.

“Class M-1 Certificate”: Any one of the Class M-1 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-5 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-1 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

“Class M-2 Certificate”: Any one of the Class M-2 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-6 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-2 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

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“Class M-3 Certificate”: Any one of the Class M-3 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-7 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-3 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

“Class M-4 Certificate”: Any one of the Class M-4 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-8 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-4 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

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“Class M-5 Certificate”: Any one of the Class M-5 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-9 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-5 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

“Class M-6 Certificate”: Any one of the Class M-6 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-10 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-6 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

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“Class M-7 Certificate”: Any one of the Class M-7 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-11 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-7 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

“Class M-8 Certificate”: Any one of the Class M-8 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-12 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-8 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

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“Class M-9 Certificate”: Any one of the Class M-9 Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-13 and evidencing (i) a Regular Interest in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments from the Swap Account to the extent described herein.

“Class M-9 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

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“Class M Principal Distribution Amount”: The Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount or the Class M-9 Principal Distribution Amount, as applicable.

“Class P Certificate”: Any one of the Class P Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-17 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

“Class R Certificate”: Any one of the Class R Certificates executed, authenticated and delivered by the Securities Administrator, substantially in the form annexed hereto as Exhibit A-18 and Exhibit A-19 evidencing the ownership of the Class R-I Interest and the Class R-II Interest, respectively.

“Class R-I Interest”: The uncertificated Residual Interest in REMIC I.

“Class R-II Interest”: The uncertificated Residual Interest in REMIC II.

“Closing Date”: July 12, 2007.

“Code”: The Internal Revenue Code of 1986, as amended.

“Commission”: The Securities and Exchange Commission.

“Controlling Person” means, with respect to any Person, any other Person who “controls” such Person within the meaning of the Securities Act.

“Corporate Trust Office”: The principal corporate trust office of (i) the Trustee which office at the date of execution of this Agreement is located at 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust & Loan Agency, Carrington Mortgage Loan Trust, Series 2007-HE1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Securities Administrator and the Applicable Servicer or (ii) the Securities Administrator, which for purposes of Certificate transfers and surrender is located at Wells Fargo Bank, N.A., Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-Carrington 2007-HE1 and for all other purposes is located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager-Carrington 2007-HE1.

“Corresponding Certificate”: With respect to each REMIC I Regular Interest set forth below, the Regular Certificate set forth in the table below:

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REMIC I Regular Interest	Certificate
I-LTA1	Class A-1
I-LTA2	Class A-2
I-LTA3	Class A-3
I-LTA4	Class A-4
I-LTM1	Class M-1
I-LTM2	Class M-2
I-LTM3	Class M-3
I-LTM4	Class M-4
I-LTM5	Class M-5
I-LTM6	Class M-6
I-LTM7	Class M-7
I-LTM8	Class M-8
I-LTM9	Class M-9
I-LTP	Class P
I-CE-2	Class CE-2

“Credit Enhancement Percentage”: For any Distribution Date and for any Class of Certificates, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balance of the Classes of Certificates with a lower distribution priority than such Class (including the Class CE-1 Certificates), calculated after taking into account payments of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Holders of the Certificates then entitled to distributions of principal on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and Principal Prepayments received during the related Prepayment Period and any other unscheduled collections of principal received during the immediately preceding calendar month).

“Credit Support Depletion Date”: The first Distribution Date on which the Certificate Principal Balances of the Mezzanine Certificates and the Class CE-1 Certificates have been reduced to zero.

“Custodial Agreement”: The custodial agreement dated as of the Closing Date, among the Master Servicer, the Interim Servicer, the Servicer, the Trustee and the Custodian providing for the safekeeping of the Mortgage Files on behalf of the Trustee in accordance with this Agreement.

“Custodial Account”: The account or accounts created and maintained, or caused to be created and maintained, by the Applicable Servicer pursuant to Section 3.10(a), which shall be entitled “[Name of Applicable Servicer], as Applicable Servicer for HSBC Bank USA, National Association, in trust for the registered holders of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates.” The Custodial Account must be an Eligible Account.

“Custodian”: The custodian under the Custodial Agreement, which shall initially be LaSalle Bank National Association.

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“Cut-off Date”: With respect to each Original Mortgage Loan, June 1, 2007. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the “Cut-off Date,” when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for each such Mortgage Loan.

“DBRS”: Dominion Bond Rating Service, Inc.

“Debt Service Reduction”: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

“Defaulting Party”: As defined in the Swap Agreement.

“Deficient Valuation”: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Stated Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”: As defined in Section 6.01(b).

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

“Delinquency Percentage”: As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate unpaid principal balance of the Rolling Three-Month Delinquency Average of the Mortgage Loans and the denominator of which is the aggregate unpaid principal balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the Applicable Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Delinquency Percentage.

“Depositor”: Stanwich Asset Acceptance Company, L.L.C., a Delaware limited liability company, or its successor in interest.

“Depository”: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

“Depository Institution”: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least P-1 by Moody’s, F-1 by Fitch (if rated by Fitch) and A-1+ by S&P.

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“Depository Participant”: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”: With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

“Directly Operate”: With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee or the Master Servicer (or the Applicable Servicer on behalf of the Trustee or the Master Servicer) shall not be considered to Directly Operate an REO Property solely because the Trustee or the Master Servicer (or the Applicable Servicer on behalf of the Trustee or the Master Servicer) establishes rental terms, chooses tenants, enters into or renews leases, makes payment on or otherwise discharges tax or insurance obligations, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”: Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, including, if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” and (vi) any other Person as set forth in an Opinion of Counsel delivered to the Trustee, the Securities Administrator and the Depositor to the effect that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in July 2007.

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“Due Date”: With respect to each Mortgage Loan and any Distribution Date, the first day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due (or, in the case of any Mortgage Loan under terms of which the Monthly Payment for such Mortgage Loan was due on a day other than the first day of the calendar month in which such Distribution Date occurs, the day during the related Due Period on which such Monthly Payment was due), in each case exclusive of any days of grace.

“Due Period”: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month of such Distribution Date.

“EDGAR”: As defined in Section 5.06.

“Eligible Account”: Any of (i) an account or accounts maintained with a Depository Institution or (ii) a segregated non-interest bearing trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“Escrow Payments”: As defined in Section 3.09.

“Excess Overcollateralized Amount”: With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

“Excess Servicing Fee”: With respect to each Mortgage Loan and each calendar month, an amount equal to one-twelfth of the product of (i) the Excess Servicing Fee Rate multiplied by (ii) the same principal balance on which interest on such Mortgage Loan accrues for such calendar month.

“Excess Servicing Fee Rate”: So long as Carrington Mortgage Services, LLC is the Applicable Servicer and with respect to each Mortgage Loan, 0.200% per annum. At anytime Carrington Mortgage Services, LLC is not the Applicable Servicer and with respect to each Mortgage Loan, 0.000% per annum.

“Exchange Act”: As defined in Section 5.06.

“Expense Adjusted Mortgage Rate”: With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate thereon as of the first day of the related Due Period minus the sum of (i) the Servicing Fee Rate, (ii) the Excess Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

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“Extraordinary Trust Fund Expense”: Any amounts reimbursable to the Trustee, the Master Servicer, the Securities Administrator, the Custodian or any director, officer, employee or agent of any such Person from the Trust Fund pursuant to the terms of this Agreement and any amounts payable from the Certificate Account in respect of taxes pursuant to Section 11.01(g)(iii) and any costs of the Trustee for the recording of the Assignments pursuant to Section 2.01 (to the extent the Seller is unable to pay such costs).

“Fannie Mae”: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

“FDIC”: Federal Deposit Insurance Corporation or any successor thereto.

“Final Recovery Determination”: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Responsible Party, the Seller, the Applicable Servicer or the Terminator pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01), a determination made by the Applicable Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Applicable Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Applicable Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

“Fitch”: Fitch Ratings, or its successor in interest.

“Fixed Swap Payment”: With respect to the Business Day prior to any Distribution Date on or prior to the Distribution Date in May 2011, an amount equal to the product of (x) a fixed rate equal to 5.46% per annum, (y) the Swap Agreement Notional Balance for that Distribution Date and (z)(i) with respect to the Business Day prior to the initial Distribution Date, a fraction, the numerator of which is the number of days from and including the Closing Date to and including the day preceding the initial Distribution Date and the denominator of which is 360 (determined on a 30/360 basis) and (ii) with respect to the Business Day prior to each Distribution Date thereafter, a fraction, the numerator of which is 30 and the denominator of which is 360.

“Floating Swap Payment”: With respect to the Business Day prior to any Distribution Date on or prior to the Distribution Date in May 2011, an amount equal to the product of (x) Swap LIBOR (y) the Swap Agreement Notional Balance for that Distribution Date and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period as provided in the Swap Agreement and the denominator of which is 360.

“Fixed-Rate Mortgage Loan”: Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a fixed Mortgage Rate.

“Formula Rate”: For any Distribution Date and the Class A Certificates and the Mezzanine Certificates, One-Month LIBOR plus the related Margin.

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“Freddie Mac”: Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

“Gross Margin”: With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable-Rate Mortgage Loan.

“Highest Priority”: As of any date of determination, the Class of Mezzanine Certificates then outstanding with a Certificate Principal Balance greater than zero, with the highest priority for payments pursuant to Section 5.01, in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

“Indenture”: An indenture relating to the issuance of notes secured by the Class CE-1 Certificates, the Class P Certificates and/or the Class R Certificates (or any portion thereof).

“Independent”: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer, the Seller, the Responsible Party and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer, the Seller, the Responsible Party or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer, the Seller, the Responsible Party or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer, the Seller, the Responsible Party or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer, the Seller, the originators or any Affiliate thereof, as the case may be.

“Independent Contractor”: Either (i) any Person (other than the Applicable Servicer) that would be an “independent contractor” with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm’s length, all within the meaning of U.S. Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Applicable Servicer) if the Trustee and Securities Administrator have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

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“Index”: With respect to each Adjustable-Rate Mortgage Loan and each related Adjustment Date, the index specified in the related Mortgage Note.

“Insurance Proceeds”: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Applicable Servicer would follow in servicing mortgage loans held for its own account, other than proceeds that represent reimbursement of the Applicable Servicer’s costs and expenses incurred in connection with presenting claims under the related insurance policies and exclusive of Subsequent Recoveries, subject to the terms and conditions of the related Mortgage Note and Mortgage.

“Insurer”: The insurer or guarantor under any mortgage insurance or guaranty policy, including any private mortgage insurer.

“Interest Accrual Period”: With respect to any Distribution Date and the Class A Certificates and the Mezzanine Certificates, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date. With respect to any Distribution Date and the Class CE-1 and Class CE-2 Certificates and the REMIC I Regular Interests, the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

“Interest Carry Forward Amount”: With respect to any Distribution Date and the Class A Certificates or the Mezzanine Certificates, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date, (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates remaining unpaid from previous Distribution Dates and (iii) accrued interest on the sum of (i) and (ii) above calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

“Interest Determination Date”: With respect to the Class A Certificates, the Mezzanine Certificates, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTZZ, REMIC I Regular Interest I-CE-2 and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

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“Interest Distribution Amount”: With respect to any Distribution Date and the Class A Certificates, the Mezzanine Certificates, the Class CE-1 Certificates and the Class CE-2 Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

“Interest Remittance Amount”: For any Distribution Date, the excess, if any, of (i) that portion of the Available Distribution Amount (without giving effect to any Net Swap Payment owed to the Swap Counterparty or any Swap Termination Payment owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event) for that Distribution Date that represents interest received or advanced on the Mortgage Loans over (ii) any Net Swap Payment owed to the Swap Counterparty or Swap Termination Payment not due to a Swap Counterparty Trigger Event owed to the Swap Counterparty.

“Interim Servicer”: EMC Mortgage Corporation, a Delaware corporation, in its capacity as Applicable Servicer hereunder.

“Interim Servicing Transfer Date”: The later to occur of (i) November 1, 2007 and (ii) the Servicer Qualification Date; provided, however that if the Servicer Qualification Date has not occurred on or before February 1, 2008, then the Interim Servicing Transfer Date shall be February 1, 2008.

“Investment Account”: As defined in Section 3.12.

“Late Collections”: With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

“Liquidation Event”: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from REMIC I, by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to Section 10.01.

“Liquidation Proceeds”: The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Applicable Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 10.01.

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“Loan-to-Value Ratio”: As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

“London Business Day”: Any day on which banks in the cities of London and New York are open and conducting transactions in United States dollars.

“Margin”: With respect to each class of the Class A Certificates and Mezzanine Certificates and, for purposes of the Marker Rate and the Maximum I-LTZZ Uncertificated Interest Deferral Amount, the specified REMIC I Regular Interest, as follows:

Class	REMIC I Regular Interest	Margin
		(1) (%)	(2) (%)
A-1	I-LTA1	0.100%	0.200%
A-2	I-LTA2	0.150%	0.300%
A-3	I-LTA3	0.190%	0.380%
A-4	I-LTA4	0.290%	0.580%
M-1	I-LTM1	0.290%	0.435%
M-2	I-LTM2	0.300%	0.450%
M-3	I-LTM3	0.330%	0.495%
M-4	I-LTM4	0.750%	1.125%
M-5	I-LTM5	0.950%	1.425%
M-6	I-LTM6	1.400%	2.100%
M-7	I-LTM7	2.500%	3.750%
M-8	I-LTM8	2.500%	3.750%
M-9	I-LTM9	2.500%	3.750%
__________
(1) For each Interest Accrual Period for each Distribution Date on or prior to the Optional Termination Date.
(2) For each Interest Accrual Period thereafter.

“Marker Rate”: With respect to the Class CE-1 Certificates or the REMIC II Regular Interest CE-IO and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the REMIC I Remittance Rates for the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP, REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-CE-2), with the rate on each such REMIC I Regular Interest (other than REMIC I Regular Interest I-LTZZ) subject to a cap equal to the Pass-Through Rate for the related Corresponding Certificate and with the rate on REMIC I Regular Interest I-LTZZ subject to a cap of zero, in each case for purposes of this calculation; provided, however, each cap shall be multiplied by a fraction, the numerator of which is the actual number of days elapsed in the related Interest Accrual Period and the denominator of which is 30.

“Master Servicer”: As of the Closing Date, Wells Fargo, and thereafter, any successor in interest who meets the qualifications of this Agreement and any successor appointed hereunder.

“Master Servicer Disclosure Information”: As defined in Section 14.05.

“Master Servicer Fee”: The amount payable to the Master Servicer on each Distribution Date pursuant to Section 4.13 as compensation for all services rendered by it in execution of the trust hereby created and in the exercise and performance of any powers and duties of the Master Servicer hereunder, which amount shall equal the Master Servicer Fee Rate accrued for one month on the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the first day of the related Due Period (or, in the case of the initial Distribution Date, as of the Cut-off Date), calculated on the basis of a 360 day year consisting of twelve 30 day months.

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“Master Servicer Fee Rate”: 0.0185% per annum

“Master Servicing Officer”: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of Mortgage Loans.

“Maximum I-LTZZ Uncertificated Interest Deferral Amount”: With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC I Remittance Rate applicable to REMIC I Regular Interest I-LTZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC I Regular Interest I-LTZZ minus the REMIC I Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8 and REMIC I Regular Interest I-LTM9 for such Distribution Date, with the rate on each such REMIC I Regular Interest subject to a cap equal to the lesser of (i) One-Month LIBOR plus the related Margin for the related Corresponding Certificate and (ii) the Net WAC Pass-Through Rate for the related Corresponding Certificate; provided, however, each cap shall be multiplied by a fraction, the numerator of which is the actual number of days elapsed in the related Interest Accrual Period and the denominator of which is 30.

“Maximum Mortgage Rate”: With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

“MERS”: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Loan”: Any Mortgage Loan registered with MERS on the MERS System.

“MERS System”: The system of recording transfers of mortgages electronically maintained by MERS.

“Mezzanine Certificates”: Collectively, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates.

“MIN”: The Mortgage Identification Number for any MERS Loan.

“Minimum Mortgage Rate”: With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

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“MOM Loan”: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

“Monthly Payment”: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act and (b) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”: Moody’s Investors Service, Inc., or its successor in interest.

“Mortgage”: With respect to each Mortgage Note, the mortgage, deed of trust or other instrument creating a first lien or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”: Each mortgage loan transferred and assigned to the Trustee and delivered to the Custodian on behalf of the Trustee pursuant to Section 2.01 or Section 2.03(b) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

“Mortgage Loan Purchase Agreement”: The agreement among the Seller, the Responsible Party and the Depositor, regarding the sale of the Mortgage Loans by the Seller to the Depositor, substantially in the form of Exhibit D annexed hereto.

“Mortgage Loan Schedule”: As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

(i) the Mortgage Loan identifying number;

(ii) the state and zip code of the Mortgaged Property;

(iii) a code indicating whether the Mortgaged Property is owner-occupied;

(iv) the type of Residential Dwelling constituting the Mortgaged Property;

(v) the original months to maturity;

(vi) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule;

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(vii) with respect to each Mortgage Loan secured by a first lien, the Loan-to-Value Ratio at origination;

(viii) with respect to each Mortgage Loan secured by a second lien, the combined Loan-to-Value Ratio at origination;

(ix) the Mortgage Rate in effect immediately following the Cut-off Date;

(x) the date on which the first Monthly Payment was due on the Mortgage Loan;

(xi) the stated maturity date;

(xii) the amount of the Monthly Payment at origination;

(xiii) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

(xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

(xv) the original principal amount of the Mortgage Loan;

(xvi) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

(xvii) with respect to each Adjustable-Rate Mortgage Loan, the Adjustment Dates, the Gross Margin, the Maximum Mortgage Rate, the Minimum Mortgage Rate, the Periodic Rate Cap, the maximum first Adjustment Date Mortgage Rate adjustment, the first Adjustment Date immediately following the origination date and the rounding code (i.e., nearest 0.125%, next highest 0.125%);

(xviii) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

(xix) the Mortgage Rate at origination;

(xx) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date;

(xxi) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;

(xxii) a code indicating the documentation program (i.e., Full Documentation, Limited Documentation, Stated Income Documentation);

(xxiii) the risk grade;

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(xxiv) the Value of the Mortgaged Property;

(xxv) the sale price of the Mortgaged Property, if applicable;

(xxvi) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

(xxvii) the type and term of the related Prepayment Charge;

(xxviii) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, 15/30 balloon, etc.);

(xxix) the program code;

(xxx) the total amount of points and fees charged such Mortgage Loan;

(xxxi) the mortgagor’s debt to income ratio;

(xxxii) a code indicating whether the Mortgaged Property is subject to a first lien or a second lien;

(xxxiii) a code indicating the credit score of the mortgagor at the time of origination of the Mortgage Loan;

(xxxiv) the Mortgage Loan’s payment history;

(xxxv) a code indicating the type of appraisal (i.e. checklist, drive-by, desk, full, etc.);

(xxxvi) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan (and if for any Mortgage Loan the term is other than 5 years, a code indicating the term of the interest-only period of such Mortgage Loan);

(xxxvii) the mortgagor’s income at origination;

(xxxviii) the amortized original term to maturity as of the Cut-off Date;

(xxxix) with respect to each Adjustable Rate Mortgage Loan, a code indicating the frequency of adjustment of the related Mortgage Rate;

(xl) the number of units in the related Mortgaged Property;

(xli) a code indicating whether the related Mortgagor is self-employed; and

(xlii) a code indicating the credit grade.

The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date:

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(1)	the number of Mortgage Loans;

(2)	the current Stated Principal Balance of the Mortgage Loans;

(3)	the weighted average Mortgage Rate of the Mortgage Loans;

(4)	weighted average maturity of the Mortgage Loans; and

(5)	the delinquency status as of the Cut off Date.

The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

“Mortgage Note”: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Pool”: The pool of Mortgage Loans, identified on Schedule 1 and existing from time to time thereafter, and any REO Properties acquired in respect thereof.

“Mortgage Rate”: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) with respect to each Fixed-Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (ii) with respect to the Adjustable-Rate Mortgage Loans, (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Adjustable-Rate Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

“Mortgaged Property”: The underlying property securing a Mortgage Loan, including any REO Property, consisting of a fee simple estate in a parcel of land improved by a Residential Dwelling.

“Mortgagor”: The obligor on a Mortgage Note.

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“Net Monthly Excess Cashflow”: With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Senior Interest Distribution Amount distributable to the holders of the Class A Certificates, (B) the Interest Distribution Amount distributable to the holders of the Mezzanine Certificates and (C) the Principal Remittance Amount.

“Net Swap Payment”: With respect to each Distribution Date, the net payment required to be made on the Business Day prior to such Distribution Date pursuant to the terms of the Swap Agreement by either the Swap Counterparty or the Securities Administrator, on behalf of the Trust, which net payment shall not take into account any Swap Termination Payment.

“Net WAC Pass-Through Rate”: With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, a per annum rate (which will not be less than zero) equal to the excess, if any, of (a) the product of (i) a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans, weighted on the basis of the respective Stated Principal Balances of the Mortgage Loans as of the first day of the related Due Period and (ii) a fraction expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period, over (b) the product of (i) a fraction expressed as a percentage the numerator of which is the amount of any Net Swap Payments owed to the Swap Counterparty or Swap Termination Payment owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event, and the denominator of which is equal to the Stated Principal Balance of the outstanding Mortgage Loans as of the first day of the related Due Period and (ii) a fraction expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period. For federal income tax purposes, however, such rate shall be expressed as a per annum rate equal to the weighted average of the REMIC I Remittance Rates on the REMIC I Regular Interests (other than REMIC I Regular Interest I-CE-2), weighted on the basis of the Uncertificated Balance of each such REMIC I Regular Interest.

“Net WAC Rate Carryover Amount”: With respect to any Class of the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the sum of (A) the positive excess of (i) the amount of interest that would have accrued on such Class of Certificates for such Distribution Date had the Pass-Through Rate been calculated at the related Formula Rate (not to exceed 14.50% per annum) over (ii) the amount of interest that accrued on such Class of Certificates at the Net WAC Pass-Through Rate for such Distribution Date and (B) the undistributed portion of any related Net WAC Rate Carryover Amount from prior Distribution Dates, together with interest accrued on such undistributed portion for the most recently ended Interest Accrual Period at the Formula Rate (not to exceed 14.50% per annum) applicable for such Class of Certificates for such Interest Accrual Period.

“New Lease”: Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

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“Nonrecoverable Advance”: Any Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Applicable Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Nonrecoverable Servicing Advance”: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Applicable Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-United States Person”: Any Person other than a United States Person.

“Notional Amount”: With respect to the Class CE-1 Certificates and any Distribution Date, the aggregate Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) for such Distribution Date, and with respect to the Class CE-2 Certificates and any Distribution Date, the Notional Amount of REMIC I Regular Interest I-CE-2. The Notional Amount of REMIC I Regular Interest I-CE-2 for any Distribution Date shall be equal to the sum of the aggregate outstanding principal balance of the Mortgage Loans serviced by Carrington Mortgage Services, LLC pursuant to the terms of this Agreement for such Distribution Date.

“Officer’s Certificate”: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Applicable Servicer, the Master Servicer, the Seller or the Depositor, as applicable.

“One-Month LIBOR”: With respect to the Class A Certificates, the Mezzanine Certificates and for purposes of the Marker Rate and Maximum I-LTZZ Uncertificated Interest Deferral Amount, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8 and REMIC I Regular Interest I-LTM9 and any Interest Accrual Period therefor, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on the Reuters Screen LIBOR01 page as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on the Reuters Screen LIBOR01 page, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Securities Administrator, after consultation with the Depositor, shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of One-Month LIBOR by the Securities Administrator and the Securities Administrator’s subsequent calculation of the interest rates applicable to the Certificates for the relevant Interest Accrual Period, in the absence of manifest error, shall be final and binding.

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“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer, the Securities Administrator or the Applicable Servicer, acceptable to the Trustee (if such opinion is delivered to the Trustee) and to the Securities Administrator, except that any opinion of counsel relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Original Mortgage Loan”: Any of the Mortgage Loans included in REMIC I as of the Closing Date.

“Overcollateralization Amount”: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the last day of the related Due Period over (b) the sum of the aggregate Certificate Principal Balance of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

“Overcollateralization Deficiency Amount”: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Target Amount applicable to such Distribution Date over (b) the Overcollateralization Amount applicable to such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution Date has been distributed).

“Overcollateralization Floor Amount”: With respect to any Distribution Date, the amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

“Overcollateralization Increase Amount”: With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution Date has been distributed) and (b) the sum of (i) the Net Monthly Excess Cash Flow for such Distribution Date and (ii) payments made by the Swap Counterparty and available for distribution pursuant to Section 5.07(a)(G).

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“Overcollateralization Reduction Amount”: With respect to any Distribution Date, an amount equal to the lesser of (a) the Principal Remittance Amount on such Distribution Date and (b) the Excess Overcollateralized Amount.

“Overcollateralization Target Amount”: With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to 5.75% of the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 11.50% of the then current aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) the Overcollateralization Floor Amount, or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balance of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates to zero, the Overcollateralization Target Amount shall be zero.

“Ownership Interest”: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”: With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the least of (x) the related Formula Rate for such Distribution Date, (y) the Net WAC Pass-Through Rate for such Distribution Date and (z) 14.50% per annum. With respect to the Class CE-1 Certificates and any Distribution Date, (i) a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the interest on the Uncertificated Balance of each REMIC I Regular Interest described in clause (y) below computed at a rate equal to the related REMIC I Remittance Rate minus the Marker Rate and the denominator of which is (y) the aggregate Uncertificated Balance of REMIC I Regular Interest I-LTAA, I-LTA1, I-LTA2, I-LTA3, I-LTA4, I-LTM1, I-LTM2, I-LTM3, I-LTM4, I-LTM5, I-LTM6, I-LTM7, I-LTM8, I-LTM9, and I-LTZZ and (ii) 100% of the interest on REMIC I Regular Interest I-LTP, expressed as a per annum rate. With respect to the Class CE-2 Certificates and any Distribution Date (i) so long as Carrington Mortgage Services, LLC is the Applicable Servicer, 0.200% per annum and (ii) at any time Carrington Mortgage Services, LLC is not the Applicable Servicer, 0.000% per annum. For federal income tax purposes, however, the Class CE-2 Certficate Pass-Through Rate equals 100% of the interest amount to which REMIC I Regular Interest I-CE-2 is entitled.

“Percentage Interest”: With respect to any Class of Certificates (other than the Residual Certificates and the Class CE-2 Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance or Notional Amount represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or initial Notional Amount of all of the Certificates of such Class. The Class A Certificates and the Class M-1 Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $100,000 and integral multiples of $1.00 in excess thereof. The Mezzanine Certificates (other than the Class M-1 Certificates) are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $250,000 and integral multiples of $1 in excess thereof. The Class P Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE-1 Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $100,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance or Notional Amount of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate or Class CE-2 Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates and the Class CE-2 Certificates are issuable in Percentage Interests of 20% and multiples thereof.

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“Perfection Representations”: The representations, warranties and covenants set forth in Schedule 3 attached hereto.

“Periodic Rate Cap”: With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date; provided, however, that the Periodic Rate Cap for the first Adjustment Date for each Adjustable Rate Mortgage Loan shall be subject to adjustment by the Applicable Servicer pursuant to Section 3.07.

“Permitted Investments”: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Applicable Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

(i) obligations of the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

(iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

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(iv) certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced in writing;

(v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced in writing;

(vi) repurchase obligations with respect to any security described in clauses (i)  and (ii) above, in either case entered into with a Depository Institution or trust company (acting as principal) described in clause (v) above;

(vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(viii) interests in any money market fund (including any such fund managed or advised by the Trustee or the Securities Administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency that provides a rating for such fund or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

(ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee or the Securities Administrator or the Applicable Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

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(x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (viii) above); provided further that no amount beneficially owned by any REMIC may be invested in investments (other than money market funds) treated as equity interests for federal income tax purposes or that earn a return other than a return in the nature of interest (within the meaning of U.S. Treasury Regulation Section 1.860G-2(g)(1)(i)), unless the Trustee and the Securities Administrator shall receive an Opinion of Counsel, at the expense of the party proposing such investment, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

“Permitted Transferee”: Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

“Person”: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan”: Any “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity deemed to hold plan assets of any of the foregoing.

“Posted Collateral Account”: The separate account created and maintained by the Securities Administrator pursuant to Section 5.07(e).

“Prepayment Assumption”: As defined in the Prospectus Supplement.

“Prepayment Charge”: With respect to any Prepayment Period, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note (other than any Servicer Prepayment Charge Payment Amount).

“Prepayment Charge Schedule”: As of any date, the list of Prepayment Charges included in the Trust Fund on such date, attached hereto as Schedule 2 (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

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(i) the Mortgage Loan identifying number;

(ii) a code indicating the type of Prepayment Charge;

(iii) the date on which the first Monthly Payment was due on the related Mortgage Loan;

(iv) the term of the related Prepayment Charge;

(v) the original Stated Principal Balance of the related Mortgage Loan; and

(vi) remaining prepayment term in months.

“Prepayment Interest Shortfall”: With respect to any Principal Prepayments in full on the Mortgage Loans and any Distribution Date, any interest shortfall resulting from Principal Prepayments occurring between the first day of the related Prepayment Period and the last day of the prior calendar month. The obligations of the Applicable Servicer and the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24 and Section 4.15, respectively.

“Prepayment Period”: With respect to any Distribution Date and Principal Prepayments in full, the period beginning on the 16th day of the calendar month immediately preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off Date) to the 15th day of the then current calendar month and, with respect to Principal Prepayments in part, the Prepayment Period shall be the preceding calendar month.

“Principal Distribution Amount”: With respect to any Distribution Date, an amount, not less than zero, equal to the sum of:

(i) the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, actually received on or prior to the related Determination Date or Advanced on or prior to the related Distribution Date;

(ii) the Stated Principal Balance of any Mortgage Loan that was purchased during the immediately preceding calendar month pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the immediately preceding calendar month;

(iii) the principal portion of all other unscheduled collections (including, without limitation, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the immediately preceding calendar month and Principal Prepayments received during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an Advance was made by the Applicable Servicer pursuant to Section 5.03 in respect of a preceding Distribution Date; and

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(iv) the amount of any Overcollateralization Increase Amount for such Distribution Date; minus

(v) the amount of any Overcollateralization Reduction Amount for such Distribution Date; and

(vi) any Swap Payment Shortfall for such Distribution Date.

“Principal Prepayment”: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount”: With respect to any Distribution Date, the sum of the amounts set forth in (i) through (iii) of the definition of Principal Distribution Amount.

“Private Certificates”: As defined in Section 6.02(b).

“Prospectus Supplement”: The Prospectus Supplement, dated July 10, 2007, relating to the public offering of the Class A Certificates and the Mezzanine Certificates (other than the Class M-9 Certificates).

“PTCE”: A Prohibited Transaction Class Exemption issued by the United States Department of Labor which provides that exemptive relief is available to any party to any transaction which satisfies the conditions of the exemption.

“Purchase Price”: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01, and as confirmed by a certification from a Servicing Officer to the Master Servicer, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Expense Adjusted Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Applicable Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 5.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Expense Adjusted Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Applicable Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 5.01, (iii) any unreimbursed Servicing Advances and Advances (including Nonrecoverable Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Custodial Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Applicable Servicer, the Master Servicer, the Securities Administrator or the Trustee in respect of the breach or defect giving rise to the purchase obligation including any costs and damages incurred by the Trust Fund in connection with any violation by such loan of any predatory or abusive lending law.

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“Qualified Substitute Mortgage Loan”: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to any Adjustable-Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to any Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to any Adjustable-Rate Mortgage Loan, have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to any Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Responsible Party at least equal to the risk grading assigned on the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Rate/Term Refinancing”: A Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for such nominal amount) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

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“Rating Agency or Rating Agencies”: DBRS, Fitch, Moody’s and S&P or their successors. If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee, the Securities Administrator and the Applicable Servicer.

“Realized Loss”: With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Custodial Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Applicable Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), plus (v) any Swap Payment Shortfall.

With respect to each Mortgage Loan which is the subject of a modification during the immediately preceding Due Period, the sum of (i) the total amount of interest and principal which is forgiven with respect to the related Mortgage Loan and (ii) the amount of any Advances and Servicing Advances, to the extent forgiven, made by the Applicable Servicer with respect to such Mortgage Loan which are reimbursable from the Trust Fund to the Applicable Servicer with respect to such modification; provided that, the amounts expressed in clause (i) above shall not include the amounts expressed in clause (ii) above.

With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Custodial Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (v) the aggregate of all Advances and Servicing Advances (in the case of Servicing Advances, without duplication of amounts netted out of the rental income, Insurance Proceeds and Liquidation Proceeds described in clause (vi) below) made by the Applicable Servicer in respect of such REO Property or the related Mortgage Loan for which the Applicable Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Certificate Account pursuant to Section 3.23.

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With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

With respect to any allocation of a Realized Loss to a Certificate related to a Swap Payment Shortfall, such Realized Loss will be made by reducing the Certificate Principal Balance of that Certificate by the amount so allocated as of the Distribution Date in the month in which the Swap Payment Shortfall was incurred.

If the Applicable Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to principal distributions on any Distribution Date.

Realized Losses allocated to the Class CE-1 Certificates shall be allocated first to the REMIC II Regular Interest CE-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC II Regular Interest CE-PO in reduction of the Principal Balance thereof.

“Record Date”: With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date. With respect to each Distribution Date and any other Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

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“Recoverable Advance”: An Advance or Servicing Advance made by the predecessor Applicable Servicer in accordance with this Agreement, and that is recoverable in accordance with this Agreement and applicable Insurer guidelines. It is understood that, without limitation, if an Advance or Servicing Advance or portion thereof will not be recoverable as provided in the preceding sentence, because such Advance or Servicing Advance has not been properly documented for purposes of making a claim to an Insurer or in bankruptcy court, or for any other reason, such Advance or Servicing Advance or portion thereof will not be deemed to be a Recoverable Advance.

“Reference Banks”: Deutsche Bank AG, Barclays’ Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Securities Administrator.

“Refinanced Mortgage Loan”: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

“Regular Certificate”: Any Class A Certificate, Mezzanine Certificate, Class CE-1 Certificate or Class P Certificate.

“Regular Interest”: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

“Regulation AB”: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Relief Act”: The Servicemembers Civil Relief Act.

“Relief Act Interest Shortfall”: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC I”: The segregated pool of assets subject hereto (exclusive of the Swap Account and the Swap Agreement, each of which is not an asset of any REMIC), constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges related thereto as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby); and (v) the Custodial Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount), the Certificate Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount) and any REO Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments on the Mortgage Loans made before the Cut-off Date.

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“REMIC I Interest Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTAA minus the Marker Rate, divided by (b) 12.

“REMIC I Overcollateralized Amount”: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) minus (ii) the aggregate Uncertificated Balance of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, in each case as of such date of determination.

“REMIC I Principal Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate Uncertificated Balance of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, and REMIC I Regular Interest I-LTM9 and the denominator of which is the aggregate Uncertificated Balance of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9 and REMIC I Regular Interest I-LTZZ.

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“REMIC I Regular Interest”: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a “regular interest” in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time or shall otherwise be entitled to interest as set forth herein, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The REMIC I Regular Interests are as follows: REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTZZ, REMIC I Regular Interest I-LTP and REMIC I Regular Interest I-CE-2.

“REMIC I Remittance Rate”: With respect to each REMIC I Regular Interest (other than REMIC I Regular Interest I-CE-2) and any Distribution Date, the weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the related Due Period, and with respect to REMIC I Regular Interest I-CE-2 and any Distribution Date, a weighted average per annum rate, determined on a Mortgage Loan by Mortgage Loan basis (and solely with respect to the Mortgage Loans serviced by Carrington Mortgage Services, LLC pursuant to the terms of this Agreement), equal to the excess, if any, of (i) the Mortgage Rate for each such Mortgage Loan minus the sum of the Servicing Fee Rate and the Master Servicing Rate, over (ii) the Expense Adjusted Mortgage Rate of each such Mortgage Loan.

“REMIC I Required Overcollateralized Amount”: 1% of the Overcollateralization Target Amount.

“REMIC II”: The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of the Class A Certificates, the Mezzanine Certificates, the Class CE-1 Certificates, the Class CE-2 Certificates, the Class P Certificates and the Class R-II Interest and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC II Regular Interests”: Any Regular Interest issued by REMIC II, the ownership of which is evidenced by a Class A Certificate, Mezzanine Certificate, Class CE-1 Certificate, Class CE-2 Certificate or Class P Certificate.

“REMIC II Regular Interest CE-IO”: A separate non-certificated regular interest of REMIC II designated as a REMIC II Regular Interest. REMIC II Regular Interest CE-IO shall have no entitlement to principal and shall be entitled to distributions of interest subject to the terms and conditions hereof, in an aggregate amount equal to interest distributable with respect to the Class CE-1 Certificates pursuant to the terms and conditions hereof.

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“REMIC II Regular Interest CE-PO”: A separate non-certificated regular interest of REMIC II designated as a REMIC II Regular Interest. REMIC II Regular Interest CE-PO shall have no entitlement to interest and shall be entitled to distributions of principal subject to the terms and conditions hereof, in an aggregate amount equal to principal distributable with respect to the Class CE-1 Certificates pursuant to the terms and conditions hereof.

“REMIC II Regular Interest CE-2”: A separate non-certificated regular interest of REMIC II designated as a REMIC II Regular Interest. REMIC II Regular Interest CE-2 shall have no entitlement to principal and shall be entitled to distributions of interest subject to the terms and conditions hereof, in an aggregate amount equal to 100% of the interest distributable with respect to REMIC I Regular Interest I-CE-2.

“REMIC Provisions”: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Report”: A report in form and substance acceptable to the Securities Administrator on an electronic data file or tape prepared by the Applicable Servicer pursuant to Section 5.03 containing the data elements specified on Schedule 4, hereto, with such additions, deletions and modifications as agreed to by the Securities Administrator and the Applicable Servicer.

“Rents from Real Property”: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account”: The account or accounts maintained, or caused to be maintained, by the Applicable Servicer in respect of an REO Property pursuant to Section 3.23.

“REO Disposition”: The sale or other disposition of an REO Property on behalf of REMIC I.

“REO Imputed Interest”: As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month’s interest at the applicable Expense Adjusted Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

“REO Principal Amortization”: With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Applicable Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

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“REO Property”: A Mortgaged Property acquired by the Applicable Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

“Request for Release”: A release signed by a Servicing Officer, in the form of Exhibit E hereto.

“Reserve Interest Rate”: With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Securities Administrator, after consultation with the Depositor, are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Securities Administrator, after consultation with the Depositor are quoting on such Interest Determination Date to leading European banks.

“Residential Dwelling”: Any one of the following: (i) an attached, detached or semi-detached one-family dwelling, (ii) an attached, detached or semi-detached two-to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) an attached, detached or semi-detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home (as defined in 42 United States Code, Section 5402(6)).

“Residual Certificates”: The Class R Certificates.

“Residual Interest”: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”: When used with respect to the Depositor, Trustee or Securities Administrator, any officer of the Depositor, Trustee or Securities Administrator having direct responsibility for the administration of this Agreement and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Responsible Party”: EMC Mortgage Corporation, a Delaware Corporation, or its successor in interest, in its capacity as responsible party under the Mortgage Loan Purchase Agreement.

“Reuters Screen LIBOR01 Page”: The display designated as such on the Reuters Monitor Money Rates Service (or such other page as may replace that page for the purpose of displaying London interbank offered rates of major banks).

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“Rolling Three-Month Delinquency Average”: With respect to any Distribution Date, the average aggregate unpaid principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans that (i) are in foreclosure, (ii) have been converted to REO Properties or (iii) have been discharged due to bankruptcy) for each of the three (or one and two, in the case of the Distribution Dates in July 2007 and August 2007, respectively) immediately preceding months.

“S&P”: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

“Sarbanes Certification”: As defined in Section 13.05(a)(iv).

“Securities Administrator”: Wells Fargo, or any successor in interest, or any successor securities administrator appointed as herein provided.

“Securitization Transaction”: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

“Seller”: Carrington Securities, LP, a Delaware limited partnership, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

“Senior Interest Distribution Amount”: With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for the Class A Certificates and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for the Class A Certificates.

“Servicer”: Carrington Mortgage Services, LLC, a Delaware limited liability company.

“Servicer Disclosure Information”: As defined in Section 13.07(a)(i).

“Servicer Event of Default”: One or more of the events described in Section 8.01.

“Servicer Prepayment Charge Payment Amount”: The amounts payable by the Applicable Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01.

“Servicer Qualification Date”: The date on which Carrington Mortgage Services, LLC is duly authorized and qualified to transact all business contemplated by this Agreement to be conducted by the Applicable Servicer hereunder in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with this Agreement.

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“Servicer Remittance Date”: With respect to any Distribution Date, by 3:00 p.m. New York time on the Business Day preceding such Distribution Date.

“Servicing Account”: The account or accounts created and maintained pursuant to Section 3.09.

“Servicing Advances”: The reasonable “out-of-pocket” costs and expenses (including legal fees) incurred by the Applicable Servicer in connection with a default, delinquency or other unanticipated event by the Applicable Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including but not limited to foreclosures and litigation, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.07, Section 3.09, Section 3.14, Section 3.15, Section 3.16 and Section 3.23. The Applicable Servicer shall not be required to make any Nonrecoverable Servicing Advances.

“Servicing Criteria”: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee”: With respect to each Mortgage Loan and for any calendar month, an amount equal to the Servicing Fee Rate accrued for one month (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

“Servicing Fee Rate”: So long as Carrington Mortgage Services, LLC is the Applicable Servicer, 0.300% per annum. At any time Carrington Mortgage Services, LLC is not the Applicable Servicer, 0.500% per annum.

“Servicing Function Participant”: Any Sub-Servicer or Subcontractor of the Applicable Servicer, the Master Servicer, the Custodian or the Securities Administrator, respectively, “participating in the servicing function” within the meaning of the Regulation AB.

“Servicing Officer”: Any officer of the Applicable Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Applicable Servicer to the Trustee, the Master Servicer, the Securities Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

“Servicing Transfer Costs”: All reasonable costs and expenses (other than the Carrington Interim Servicing Transfer Costs or the Wells Fargo Interim Servicing Transfer Costs) incurred by any successor servicer in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by such successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable such successor servicer (including any successor servicer appointed pursuant to Section 8.02) to service the Mortgage Loans properly and effectively.

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“Short Pay-off”: As defined in Section 3.07.

“Single Certificate”: With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

“Startup Day”: With respect to each Trust REMIC, the day designated as such pursuant to Section 11.01(b) hereof.

“Stated Principal Balance”: With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the sum of (i) the principal balance of such Mortgage Loan as of the Cut-off Date and (ii) the amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a modification pursuant to Section 3.07, as shown on the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Applicable Servicer and distributed pursuant to Section 5.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 5.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Applicable Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 5.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the immediately preceding calendar month for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Applicable Servicer and distributed pursuant to Section 5.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 5.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

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“Stepdown Date”: The later to occur of (a) the earlier to occur of (i) the Distribution Date occurring in July 2010 and (ii) the Distribution Date immediately following the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero and (b) the first Distribution Date on which the Credit Enhancement Percentage with respect to the Class A Certificates (calculated for this purpose only prior to any distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 57.80%.

“Subcontractor”: Any vendor, subcontractor or other Person (but not including the Trustee, except to the extent described in Article XII) that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Applicable Servicer (or a Sub-Servicer), the Master Servicer, the Custodian or the Securities Administrator.

“Subordination Percentage”: With respect to each class of Class A and Mezzanine Certificates, the applicable approximate percentage set forth in the table below.

Class	Percentage	Class	Percentage
A	42.20%	M-6	79.70%
M-1	56.20%	M-7	82.80%
M-2	65.20%	M-8	85.80%
M-3	69.30%	M-9	88.50%
M-4	73.00%
M-5	76.40%

“Sub-Servicer”: Any Person with which the Applicable Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

“Sub-Servicing Account”: As defined in Section 3.08.

“Sub-Servicing Agreement”: The written contract between the Applicable Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

“Subsequent Recoveries”: As of any Distribution Date, unexpected amounts received by the Applicable Servicer (net of any related expenses permitted to be reimbursed to the Applicable Servicer) specifically related to a Mortgage Loan that was the subject of a liquidation or an REO Disposition prior to the end of the calendar month immediately preceding such Distribution Date that resulted in a Realized Loss. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution Date. In addition, after giving effect to all distributions on a Distribution Date, the amount of such Subsequent Recoveries will increase the Certificate Principal Balance first, of the Class A Certificates then outstanding, if a Realized Loss had been allocated to the Class A Certificates, on a pro rata basis by the amount of such Subsequent Recoveries, and second, of the class of Mezzanine Certificates then outstanding with the highest distribution priority to which a Realized Loss was allocated. Thereafter, such class of Class A and Mezzanine Certificates will accrue interest on the increased Certificate Principal Balance.

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“Substitution Shortfall Amount”: As defined in Section 2.03(b).

“Swap Account”: The separate trust account created and maintained by the Securities Administrator for the benefit of the Certificateholders and designated “Swap Account, Wells Fargo Bank, N.A., in trust for registered holders of Carrington Mortgage Loan Trust, Series 2007-HE1, Asset-Backed Certificates.” The Swap Account must be an Eligible Account.

“Swap Agreement”: The interest rate swap agreement between the Swap Counterparty and the Securities Administrator, on behalf of the Trust, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations, credit support annexes or other agreements relating thereto, attached hereto as Exhibit K-1.

“Swap Agreement Notional Balance”: As to the Swap Agreement and each “Floating Rate Payer Payment Date” (as defined in the Swap Agreement), the amount set forth on Exhibit K-2 hereto for such Floating Rate Payer Payment Date.

“Swap Counterparty”: The swap counterparty under the Swap Agreement either (a) entitled to receive payments from the Securities Administrator, on behalf of the Trust, from amounts payable by the Trust Fund under this Agreement or (b) required to make payments to the Securities Administrator, on behalf of the Trust, for payment to the Trust Fund, in either case pursuant to the terms of the Swap Agreement, and any successor in interest or assign. Initially, the Swap Counterparty shall be Swiss Re Financial Corporation.

“Swap LIBOR”: LIBOR as determined pursuant to the Swap Agreement.

“Swap Counterparty Trigger Event”: With respect to any Distribution Date, (i) an “Event of Default” (as defined in the Swap Agreement) with respect to which the Swap Counterparty is a “Defaulting Party” (as defined in the Swap Agreement) or a “Termination Event” (as defined in the Swap Agreement) (including an “Additional Termination Event” (as defined in the Swap Agreement)) under the Swap Agreement with respect to which the Swap Counterparty is the sole “Affected Party” (as defined in the Swap Agreement).

“Swap Payment Shortfall”: With respect to any Distribution Date, a Realized Loss equal to the lesser of (x) any Net Swap Payment owed to the Swap Counterparty or Swap Termination Payment on any Distribution Date not due to a Swap Counterparty Trigger Event owed to the Swap Counterparty to the extent not covered by that portion of the Available Distribution Amount (without giving effect to any Net Swap Payment owed to the Swap Counterparty or any Swap Termination Payment owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event) for that Distribution Date that represents interest received or advanced on the Mortgage Loans and (y) the Available Distribution Amount (without giving effect to any Net Swap Payment owed to the Swap Counterparty or any Swap Termination Payment owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event) for that Distribution Date other than the portion of the Available Distribution Amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans.

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“Swap Termination Payment”: Upon the designation of an “Early Termination Date” (as defined in the Swap Agreement), the payment to be made by the Securities Administrator on behalf of the Trust to the Swap Counterparty from payments received from the Trust Fund, or by the Swap Counterparty to the Securities Administrator, on behalf of the Trust, for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

“Tax Returns”: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to the classification of portions thereof as REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Termination Price”: As defined in Section 10.01.

“Terminator”: As defined in Section 10.01.

“Third-Party Originator”: Each Person that originated Mortgage Loans acquired by the Responsible Party.

“Transaction Party”: As defined in Section 12.02.

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Transferor”: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Trigger Event”: A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if:

(a) the Delinquency Percentage exceeds 27.70% of the then current Credit Enhancement Percentage with respect to the Class A Certificates for the prior Distribution Date; or

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(b) the aggregate amount of Realized Losses (other than Realized Losses which are Swap Payment Shortfalls, if any) incurred since the Cut-off Date through the last day of the immediately preceding calendar month (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, unscheduled Principal Prepayments received during the related Prepayment Period, and other unscheduled collections of principal received during the immediately preceding calendar month, reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the immediately preceding calendar month) divided by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
July 2009 through June 2010	1.60% for the first distribution date of this period, plus an additional 1/12th of 2.20% for each distribution date thereafter

July 2010 through June 2011	3.80% for the first distribution date of this period, plus an additional 1/12th of 2.25% for each distribution date thereafter

July 2011 through June 2012	6.05% for the first distribution date of this period, plus an additional 1/12th of 1.80% for each distribution date thereafter

July 2012 through June 2013	7.85% for the first distribution date of this period, plus an additional 1/12th of 1.00% for each distribution date thereafter

July 2013 through June 2014	8.85% for the first distribution date of this period, plus an additional 1/12th of 0.10% for each distribution date thereafter

July 2014 and thereafter	8.95%

“Trust Fund”: Collectively, all of the assets of each Trust REMIC, the Swap Account, the Swap Agreement and the other assets conveyed by the Depositor to the Trustee pursuant to Section 2.01.

“Trust REMIC”: Any of REMIC I or REMIC II.

“Trustee”: HSBC Bank USA, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

“Trustee Information”: As defined in Section 12.05.

“Uncertificated Balance”: The uncertificated principal balance of any REMIC I Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest on such Distribution Date pursuant to Section 5.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.04. The Uncertificated Balance of REMIC I Regular Interest I-LTZZ shall be increased by interest deferrals as provided in Section 5.01(a)(1)(iii)(A). The Uncertificated Balance of each REMIC I Regular Interest shall never be less than zero.

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“Uncertificated Interest”: With respect to any REMIC I Regular Interest for any Distribution Date, one month’s interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance or Notional Amount, as applicable, thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest (other than REMIC I Regular Interest I-CE-2) shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC I Regular Interest pursuant to Section 1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest (other than REMIC I Regular Interest I-CE-2) shall be reduced by Realized Losses, if any, allocated to such REMIC I Regular Interest pursuant to Section 1.02 and Section 5.04.

“Underwriters’ Exemption”: An individual exemption issued by the United States Department of Labor, Prohibited Transaction Exemption (“PTE”) 90-30, as most recently amended by PTE 2007-5, 72 Fed. Reg. 13130 (March 20, 2007), to Bear, Stearns & Co. Inc., for specific offerings in which Bear, Stearns & Co. Inc. or any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Bear, Stearns & Co. Inc. is an underwriter, placement agent or a manager or co-manager of the underwriting syndicate or selling group where the trust and the offered certificates meet specified conditions. The Underwriters’ Exemption, as amended, provides a partial exemption for transactions involving certificates representing a beneficial interest in a trust and entitling the holder to pass-through payments of principal, interest and/or other payments with respect to the trust’s assets.

“Uninsured Cause”: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

“United States Person”: A citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in U.S. Treasury Regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term “United States” shall have the meaning set forth in Section 7701 of the Code or successor provisions.

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“Value”: With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (b) the value thereof as determined by a review appraisal conducted by the originator in accordance with the originator’s underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan and (2) the value thereof as determined by a review appraisal conducted by the originator in accordance with the originator’s underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a “lease-option purchase,” such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the “lease option purchase price” was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the “lease option purchase price” was set 12 months or more prior to origination.

“Voting Rights”: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE-1 Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the holders of the Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date. The Class CE-2 Certificates will not have any voting rights.

“Wells Fargo”: Wells Fargo Bank, N.A.

“Wells Fargo Interim Servicing Transfer Costs”: All reasonable costs and expenses incurred by Wells Fargo Bank, N.A. in connection with the transfer of servicing from the Interim Servicer on the Interim Servicing Transfer Date, if the Servicing Qualification Date has not occurred on or before February 1, 2008, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by Wells Fargo Bank, N.A. to correct any errors or insufficiencies in the servicing data or otherwise to enable Wells Fargo Bank, N.A. to service the Mortgage Loans properly and effectively.

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SECTION 1.02 Allocation of Certain Interest Shortfalls. For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates and the Class CE-1 Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Applicable Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class CE-1 Certificates based on, and to the extent of, one month’s interest at the then applicable Pass-Through Rate on the Notional Amount of the Class CE-1 Certificates and, thereafter, among the Class A Certificates and the Mezzanine Certificates on a pro rata basis based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate and (2) the aggregate amount of any Realized Losses incurred for any Distribution Date shall be allocated to the Class CE-1 Certificates based on, and to the extent of, one month’s interest at the then applicable Pass-Through Rate on the Notional Amount of the Class CE-1 Certificates.

For purposes of calculating the amount of Uncertificated Interest for the REMIC I Regular Interests for any Distribution Date (other than REMIC I Regular Interest I-CE-2), the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Applicable Servicer or the Master Servicer pursuant to Section 3.24 and Section 4.15, respectively) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTP and REMIC I Regular Interest I-LTZZ pro rata based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest.

SECTION 1.03 Rules of Usage. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with generally accepted accounting principles in the USA. The words “hereof,” “herein,” “hereunder” and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to “Article,” “Section” or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term “including” and its variations means “including without limitation.” Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Article I means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

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ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01 Conveyance of the Mortgage Loans. On the Closing Date, the Depositor will transfer, assign, set over and otherwise convey to the Trustee without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement, and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or the Applicable Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

In connection with such transfer and assignment, the Depositor shall deliver to and deposit with the Custodian on behalf of the Trustee the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (in each case, a “Mortgage File”):

(i) the original Mortgage Note, including any riders thereto, endorsed without recourse to the order of blank or to “HSBC Bank USA, National Association, as Trustee” and showing to the extent available to the Depositor an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee or any assignee, transferee or designee of the Trustee;

(ii) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or, if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

(iii) the original or copy of any guarantee executed in connection with the Mortgage Note, if any;

(iv) if the Mortgage Note, the Mortgage, any Assignment, or any other related document has been signed by a Person on behalf of the Mortgagor, the original or copy of the original power of attorney or other instrument that authorized and empowered such Person to sign;

(v) the original or copy of the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any

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(vi) Unless the Mortgage Loan is a MERS Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee or any assignee, transferee or designee of the Trustee of the Mortgage with respect to each Mortgage Loan in the name of “HSBC Bank USA, National Association, as Trustee”, which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form);

(vii) An original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Depositor, with evidence of recording thereon;

(viii) With respect to any first or second lien Mortgage Loan, the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance or, in the event such original title policy has not been received from the title insurer, such original title policy will be delivered within one year of the Closing Date or, in the event such original title policy is unavailable, a photocopy of such title policy or, in lieu thereof, a current lien search on the related Mortgaged Property; and with respect to any piggyback loan, the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance issued as to the related first lien Mortgage Loan or, in lieu thereof, a lien search on the related Mortgaged Property that was conducted in connection with the related first lien Mortgage Loan; and

(ix) Originals or copies of all assumption, modification or substitution agreements, if any, or if such assumption, modification, consolidation or extension agreements have been lost, a copy of such assumption, modification, consolidation or extension agreements;

provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or any assignee, transferee or designee of the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original”; (y) in lieu of the Mortgage, assignment to the Trustee or any assignee, transferee or designee of the Trustee or in blank or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (in each case, as evidenced by a certification to such effect), the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes, the Depositor may deliver a lost note affidavit and indemnities of the Depositor and a copy of the original note, if available, and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or any assignee, transferee or designee of the Trustee a certification by the Depositor to such effect. The Depositor shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee or any assignee, transferee or designee of the Trustee to be submitted for recording promptly after the Closing Date; provided that the Depositor need not cause to be recorded any Assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel addressed to the Trustee delivered by the Depositor) to the Trustee, and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan or (b) if a Mortgage Loan is a MERS Designated Mortgage Loan. For the purposes of this Agreement, a “MERS Designated Mortgage Loan” is a Mortgage Loan for which (a) the Depositor has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Depositor, pursuant to the MERS System and (b) the Depositor has designated or will designate the Trustee or any assignee, transferee or designee of the Trustee as the Person named as the investor on the MERS System.

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With respect to a maximum of approximately 2.0% of the Original Mortgage Loans by outstanding Stated Principal Balance of the Original Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 2.01(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Custodian on behalf of the Trustee of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit H attached hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Custodian on behalf of the Trustee is subsequently located, such original Mortgage Note shall be delivered to the Custodian on behalf of the Trustee within three Business Days.

If the original lender’s title insurance policy was not delivered pursuant to Section 2.01(viii) above, the Depositor shall deliver or cause to be delivered to the Custodian on behalf of the Trustee, promptly after receipt thereof, the original lender’s title insurance policy. The Depositor shall deliver or cause to be delivered to the Custodian on behalf of the Trustee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to promptly (within sixty Business Days following the later of the Closing Date and the date of receipt by the Trustee of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at the expense of the Responsible Party and at no expense to the Trust Fund, the Trustee or the Depositor, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(vi) above and the Depositor shall execute each original Assignment or cause each original Assignment to be executed in the following form: “HSBC Bank USA, National Association, as Trustee under the applicable agreement.” In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared (at the expense of the Responsible Party) a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. If the Responsible Party is unable to pay the cost of recording the Assignments, such expense will be paid by the Trustee and shall be reimbursable to the Trustee as an Extraordinary Trust Fund Expense. Notwithstanding the foregoing, the Trustee shall not be responsible for determining whether any Assignment delivered by the Depositor hereunder is in recordable form.

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Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be recorded unless the Trustee or the Depositor receives written notice that failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates. Upon receipt of written notice by the Trustee from the Applicable Servicer that recording of the Assignments is required pursuant to one or more of the conditions set forth in the preceding sentence, the Depositor shall be required to deliver such Assignments or shall cause such Assignments to be delivered within 30 days following receipt of such notice.

All original documents relating to the Mortgage Loans that are not delivered to the Custodian on behalf of the Trustee are and shall be held by or on behalf of the Seller, the Depositor or the Applicable Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section 2.01 to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian on behalf of the Trustee. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section 2.01 to be a part of a Mortgage File, shall be delivered promptly to the Applicable Servicer.

The parties hereto understand and agree that it is not intended that any Mortgage Loans be included in the Trust that are (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or (b) “high cost,” “threshold,” “covered” or “predatory” loans under any other applicable federal, state or local law (including without limitation any regulation or ordinance) (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of Mortgage Files, including but not limited to certain insurance policies and documents contemplated by this Agreement and preparation and delivery of the certifications shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.

SECTION 2.02 Acceptance of REMIC I by Trustee. The Trustee acknowledges receipt by the Custodian subject to the provisions of Section 2.01 above and subject to any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(v)) and all other assets included in the definition of “REMIC I” under clauses (i), (iii), (iv) and (v) (to the extent of amounts attributable thereto deposited into the Certificate Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it, or the Custodian on its behalf, holds or will hold all such assets and such other assets included in the definition of “REMIC I” in trust for the exclusive use and benefit of all present and future Certificateholders.

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The Trustee, for the benefit of the Certificateholders, shall cause the Custodian on its behalf to review each Mortgage File in accordance with the Custodial Agreement, on or before the Closing Date, and the Trustee shall cause the Custodian to certify in substantially the form attached to the Custodial Agreement as Exhibit 1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by the Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan and (iii) based on the Custodian’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (x), (xi) and (xiv) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee (or the Custodian on its behalf, as applicable) is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, valid, legally binding, effective or appropriate for the represented purpose or whether they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face, (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01 or (iii) to determine the perfection or priority of any security interest in any such documents or instruments. Notwithstanding the foregoing, in conducting the review described in this Section 2.02, the Trustee (or the Custodian on its behalf, as applicable) shall not be responsible for determining (i) if an Assignment is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage or (ii) if a Mortgage creates a first or second lien on, or first or second priority security interest in, a Mortgaged Property.

Prior to the first anniversary date of this Agreement, the Trustee shall cause the Custodian to deliver as required under the Custodial Agreement to the Depositor, the Trustee, the Securities Administrator and the Applicable Servicer a final certification in the form attached to the Custodial Agreement as Exhibit 2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, and the Applicable Servicer shall forward a copy thereof to any Sub-Servicer.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian, on behalf of the Trustee, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian, on behalf of the Trustee shall so notify the Depositor and the Applicable Servicer. In addition, upon the discovery by the Depositor, the Applicable Servicer, the Custodian or the Trustee of a breach of any of the representations and warranties made by either the Responsible Party or the Seller in the related Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

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The Trustee shall, at the written request and expense of any Certificateholder, cause the Custodian to provide a written report to the Trustee for forwarding to such Certificateholder of all Mortgage Files released to the Applicable Servicer for servicing purposes.

The Depositor and the Trustee intend that the assignment and transfer herein contemplated is absolute and constitutes a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee in trust for the benefit of the Certificateholders and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.

SECTION 2.03 Repurchase or Substitution of Mortgage Loans by the Responsible Party and the Seller. (a) Upon discovery or receipt of notice by a Responsible Officer of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Responsible Party or the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Custodian or the Trustee shall promptly notify the Seller, the Responsible Party, the Securities Administrator and the Applicable Servicer of such defect, missing document or breach and request that the Responsible Party or the Seller, as applicable, deliver such missing document or cure such defect or breach within 60 days from the date the Responsible Party or the Seller, as applicable, was notified of such missing document, defect or breach, and if the Responsible Party or the Seller, as applicable, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Responsible Party or the Seller, as applicable, under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which the Responsible Party or the Seller, as applicable, was notified (subject to Section 2.03(c)) of such missing document, defect or breach, if and to the extent that the Responsible Party or the Seller, as applicable, is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be remitted to the Applicable Servicer for deposit in the Custodial Account and the Trustee, or the Custodian on behalf of the Trustee, upon receipt of written certification from the Applicable Servicer of such deposit, shall release to the Responsible Party or the Seller, as applicable, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Responsible Party or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in the Responsible Party or the Seller, as applicable, any Mortgage Loan released pursuant hereto. The Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Responsible Party or the Seller, as applicable, may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(b); provided, however, the Responsible Party may not substitute a Qualified Substitute Mortgage Loan for any Deleted Mortgage Loan that violates any predatory or abusive lending law. It is understood and agreed that the obligation of the Responsible Party and the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders.

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(b) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date which is two years after the Startup Day for REMIC I.

As to any Deleted Mortgage Loan for which the Responsible Party or the Seller, as applicable, substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Responsible Party or the Seller, as applicable, delivering to the Custodian, on behalf of the Trustee for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officer’s Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. In accordance with the Custodial Agreement, the Trustee shall cause the Custodian to acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and cause the Custodian to deliver to the Depositor, the Trustee, the Securities Administrator and the Applicable Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached to the Custodial Agreement as Exhibit 1, with any applicable exceptions noted thereon. Within one year of the date of substitution, in accordance with the Custodial Agreement, the Trustee shall cause the Custodian to deliver to the Depositor, the Trustee, the Securities Administrator and the Applicable Servicer a certification substantially in the form attached to the Custodial Agreement as Exhibit 2 attached hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Responsible Party or the Seller, as applicable. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Responsible Party or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee, the Custodian, the Master Servicer and the Securities Administrator. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement.

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For any month in which the Responsible Party or the Seller, as applicable, substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Applicable Servicer will determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Expense Adjusted Mortgage Rate, plus all outstanding Advances and Servicing Advances (including Nonrecoverable Advances and Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Responsible Party or the Seller, as applicable, will deliver or cause to be delivered to the Applicable Servicer for deposit in the Custodial Account an amount equal to the Substitution Shortfall Amount, if any, and upon receipt by the Custodian, on behalf of the Trustee of the related Qualified Substitute Mortgage Loan or Loans and certification by the Applicable Servicer to the Trustee of such deposit, the Trustee shall cause the Custodian to release, as required by the Custodial Agreement, to the Responsible Party or the Seller, as applicable, the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, the Responsible Party or the Seller, as applicable, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the Responsible Party or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust REMIC, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(c) Upon discovery by the Depositor, the Applicable Servicer or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Responsible Party shall repurchase or, subject to the limitations set forth in Section 2.03(b), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by (i) the Responsible Party or the Seller, as the case may be, if the affected Mortgage Loan’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Responsible Party or the Seller, as the case may be, under the Mortgage Loan Purchase Agreement, or (ii) the Depositor, if the affected Mortgage Loan’s status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the Responsible Party the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

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SECTION 2.04 Representations and Warranties of the Master Servicer.

The Master Servicer hereby represents, warrants and covenants to the Interim Servicer, the Servicer, the Depositor and the Trustee, for the benefit of the Certificateholders, that as of the Closing Date or as of such date specifically provided herein:

(i) The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

(ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii) The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

(iv) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

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(v) No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi) There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement;

(vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

(viii)  If so requested by the Depositor on any date, the Master Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.04 shall survive the resignation or termination of the parties hereto and the termination of this Agreement and shall inure to the benefit of the Trustee, the Applicable Servicer, the Depositor and the Certificateholders.

SECTION 2.05 Representations, Warranties and Covenants of the Interim Servicer, the Master Servicer and the Servicer.

(a) The Interim Servicer hereby represents, warrants and covenants to the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, that as of the Closing Date or as of such date specifically provided herein:

(i) It is duly organized and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Mortgage Loan Purchase Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof or thereof;

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(ii) It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii) The execution and delivery of this Agreement, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in its ordinary course of business and will not (A) result in a breach of any term or provision of its charter or by-laws or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement;

(iv) It is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

(v) There are no actions or proceedings against, or investigations known to it of, the Interim Servicer before any court, administrative or other tribunal (A) that is likely to prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that is likely to prohibit or materially and adversely affect the performance by the Interim Servicer of its obligations under, or validity or enforceability of, this Agreement;

(vi) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof;

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(vii) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, it has obtained the same;

(viii) As of the Closing Date and except as has been otherwise disclosed to the Depositor, or disclosed in any public filing; (1) no default or servicing related performance trigger has occurred as to any other Pass-Through Transfer due to any act or failure to act of the Interim Servicer; (2) no material noncompliance with applicable servicing criteria as to any other Pass-Through Transfer has occurred, been disclosed or reported by the Interim Servicer; (3) the Interim Servicer has not been terminated as servicer in a residential mortgage loan Pass-Through Transfer, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Interim Servicer’s servicing policies and procedures for similar loans have occurred in the preceding three years outside of the normal changes warranted by regulatory and product type changes in the portfolio; (5) there are no aspects of the Interim Servicer’s financial condition that could have a material adverse impact on the performance by the Interim Servicer of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Interim Servicer that could be material to investors in the securities issued in such Pass-Through Transfer; and (7) there are no affiliations, relationships or transactions relating to the Interim Servicer of a type that are described under Item 1119 of Regulation AB;

(ix) If so requested by the Depositor on any date, the Interim Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party;

(x) As a condition to the succession to the Interim Servicer or any subservicer as servicer or subservicer under this Agreement by any Person (other than a servicing transfer on the Interim Servicing Transfer Date) (i) into which the Interim Servicer or such subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Interim Servicer or any subservicer, the Interim Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities; and

(xi) With respect to each Mortgage Loan, the Interim Servicer will furnish information regarding the Mortgagor credit files related to such Mortgage Loan to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations.

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(b) Carrington Mortgage Services, LLC hereby represents, warrants and covenants to the Depositor, the Master Servicer, the Interim Servicer, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, that as of the Closing Date or as of such date specifically provided herein:

(i) It is duly organized and is validly existing and in good standing under the laws of the State of Delaware;

(ii) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii) The execution and delivery of this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in its ordinary course of business and will not (A) result in a breach of any term or provision of its charter or by-laws or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement;

(iv) There are no actions or proceedings against, or investigations known to it of, the Servicer before any court, administrative or other tribunal (A) that is likely to prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that is likely to prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or validity or enforceability of, this Agreement;

(v) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof;

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(vi) If so requested by the Depositor on any date, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party; and

(vii) As a condition to the succession to the Servicer or any subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any subservicer, the Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Custodian on behalf of the Trustee and shall inure to the benefit of the Trustee, the Master Servicer, the Interim Servicer, the Securities Administrator, the Depositor and the Certificateholders. Upon discovery by any of the Interim Servicer, the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee. Subject to Section 8.01, unless such breach shall not be susceptible of cure within 90 days, the obligation of the Master Servicer, the Servicer or the Interim Servicer, as applicable, as set forth in this Section 2.05 to cure breaches shall constitute the sole remedy against the Master Servicer, the Servicer or the Interim Servicer, as applicable, available to the Certificateholders, the Depositor and the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

SECTION 2.06 Issuance of the REMIC I Regular Interests and the Class R-I Interest. The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Securities Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates (in respect of the Class R-I Interest) in authorized denominations. The interests evidenced by the Class R-I Interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I. The rights of the Class R-I Interest and REMIC II (as holder of the REMIC I Regular Interest) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Interest and the REMIC I Regular Interests, and all ownership interests evidenced or constituted by the Class R-I Interest and the REMIC I Regular Interests, shall be as set forth in this Agreement.

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SECTION 2.07 Conveyance of the REMIC I Regular Interests; Acceptance of REMIC II by the Trustee. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests). The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future holders of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests). The rights of the holders of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Interest and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Interest and the REMIC II Regular Interests, shall be as set forth in this Agreement.

SECTION 2.08 Issuance of Class R Certificates. The Trustee acknowledges the assignment to it of the REMIC Regular Interests and, concurrently therewith and in exchange therefor pursuant to the written request of the Depositor executed by an officer of the Depositor, the Securities Administrator has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations.

ARTICLE III

ADMINISTRATION AND SERVICING
OF THE MORTGAGE LOANS

SECTION 3.01 Applicable Servicer to Act as Servicer. The Applicable Servicer shall service and administer the Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by the Applicable Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, and in accordance with customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i) any relationship that the Applicable Servicer, any Sub-Servicer or any Affiliate of the Applicable Servicer or any Sub-Servicer may have with the related Mortgagor;

(ii) the ownership or non-ownership of any Certificate by the Applicable Servicer or any Affiliate of the Applicable Servicer;

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(iii) the Applicable Servicer’s obligation to make Advances or Servicing Advances; or

(iv) the Applicable Servicer’s or any Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Applicable Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall not waive (or permit a Sub-Servicer to waive) any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Applicable Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived but does not meet the standards described above, then the Applicable Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Class P Certificates, by remitting such amount to the Securities Administrator by the Servicer Remittance Date. Notwithstanding any other provisions of this Agreement, any payments made by the Applicable Servicer in respect of any waived Prepayment Charges shall be deemed to be paid outside of the Trust Fund.

Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Applicable Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Applicable Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Applicable Servicer believes it appropriate in its best judgment, for the benefit of the Certificateholders, in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Trust Fund, the Certificateholders and the Trustee or any of them, and upon written notice to the Trustee and the Master Servicer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Applicable Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Applicable Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Applicable Servicer, and furnish to the Applicable Servicer and any Sub-Servicer any special or limited powers of attorney and other documents (in form acceptable thereto) necessary or appropriate to enable the Applicable Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Applicable Servicer or any Sub-Servicers under such powers of attorney.

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Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Applicable Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Applicable Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

The Applicable Servicer shall discontinue making Advances with respect to any Mortgage Loan secured by a second lien Mortgage that becomes 60 days delinquent. If the Applicable Servicer determines that a net recovery is possible through foreclosure proceedings or other disposition of the related Mortgage Loan secured by a second lien Mortgage that becomes 60 days delinquent, the Applicable Servicer may continue making Advances on such Mortgage Loan.

Notwithstanding anything in this Agreement to the contrary, the Applicable Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 5.03).

The Applicable Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Applicable Servicer from the responsibilities or liabilities arising under this Agreement.

SECTION 3.02 Sub-Servicing Agreements Between Applicable Servicer and Sub-Servicers. (a) Subject to Section 16.01(d), the Applicable Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans; provided, however, that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates. The Trustee, the Securities Administrator and the Master Servicer are hereby authorized to acknowledge, at the request of the Applicable Servicer, any Sub-Servicing Agreement that, based on an Officer’s Certificate of the Applicable Servicer delivered to the Trustee, the Securities Administrator and the Master Servicer (upon which the Trustee, the Securities Administrator and the Master Servicer can conclusively rely), meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

Each Sub-Servicer shall be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Applicable Servicer will

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examine each such Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Applicable Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights; provided, further, that the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights shall not be required (i) to cure any ambiguity or defect in a Sub-Servicing Agreement, (ii) to correct, modify or supplement any provisions of a Sub-Servicing Agreement, or (iii) to make any other provisions with respect to matters or questions arising under a Sub-Servicing Agreement, which, in each case, shall not be inconsistent with the provisions of this Agreement. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Applicable Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Applicable Servicer shall deliver to the Trustee, the Securities Administrator and the Master Servicer, upon request, copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Applicable Servicer’s execution and delivery of such instruments.

(b) As part of its servicing activities hereunder, the Applicable Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation of a Sub-Servicer to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Applicable Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Applicable Servicer shall pay the costs of enforcing the obligations of a Sub-Servicer at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

SECTION 3.03 Successor Sub-Servicers. The Applicable Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Applicable Servicer without any act or deed on the part of such Sub-Servicer or the Applicable Servicer, and the Applicable Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

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Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Applicable Servicer without fee, in accordance with the terms of this Agreement, in the event that the entity which served as Applicable Servicer when such Sub-Servicing Agreement was entered into shall, for any reason, no longer be the Applicable Servicer (including termination due to a Servicer Event of Default).

SECTION 3.04 Liability of Applicable Servicer. Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Applicable Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Applicable Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Applicable Servicer alone were servicing and administering the Mortgage Loans. The Applicable Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Applicable Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

SECTION 3.05 No Contractual Relationship Between Sub-Servicers, the Trustee or the Certificateholders. Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Applicable Servicer alone, and the Master Servicer, the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Applicable Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Applicable Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees. The foregoing provision shall not in any way limit a Sub-Servicer’s obligation to cure an omission or defect.

SECTION 3.06 Assumption or Termination of Sub-Servicing Agreements by the Master Servicer or Successor Applicable Servicer. In the event the Applicable Servicer shall for any reason no longer be the servicer hereunder (including by reason of the occurrence of a Servicer Event of Default), the successor Applicable Servicer (which may be the Master Servicer or the Trustee) shall thereupon assume all of the rights and obligations of any predecessor Applicable Servicer under each Sub-Servicing Agreement that any such predecessor Applicable Servicer may have entered into, unless such successor Applicable Servicer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the successor Applicable Servicer (including any successor appointed pursuant to Section 8.02) shall be deemed, subject to Section 3.03, to have assumed all of the Applicable Servicer’s interest therein and to have replaced the Applicable Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the predecessor Applicable Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Applicable Servicer and (ii) such successor Applicable Servicer shall not be deemed to have assumed any liability or obligation of the predecessor Applicable Servicer that arose before it ceased to be the Applicable Servicer.

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The Applicable Servicer at its expense shall, upon request, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

The Servicing Fee payable to any such successor Applicable Servicer shall be payable from payments received on the Mortgage Loans in the amount and in the manner set forth in this Agreement.

SECTION 3.07 Collection of Certain Mortgage Loan Payments. The Applicable Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Applicable Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Applicable Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 5.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Applicable Servicer, such default is reasonably foreseeable, the Applicable Servicer, consistent with the standards set forth in Section 3.01, may also (1) capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, (2) defer such amounts to a later date or the final payment date of such Mortgage Loan, (3) extend the maturity of any such Mortgage Loan, (4) amend the related Mortgage Note to reduce the related Mortgage Rate with respect to any Mortgage Loan, (5) convert the Mortgage Rate on any Mortgage Loan from a fixed rate to an adjustable rate or vice versa, (6) with respect to an Adjustable-Rate Mortgage Loan, extend the fixed period and reduce the adjustable rate period, and/or (7) forgive the amount of any interest and principal owed by the related Mortgagor; provided that, in the Applicable Servicer’s reasonable and prudent determination, such waiver, modification, postponement or indulgence: (A) is not materially adverse to the interests of the Certificateholders on a present value basis using reasonable assumptions (including taking into account any estimated Realized Loss that might result absent such action) and (B) does not amend the related Mortgage Note to extend the maturity thereof later than the date of the final maturity date on the latest maturing Mortgage Loan; provided, further, with respect to any Mortgage Loan that is not in default or if default is not reasonably foreseeable, unless the Applicable Servicer has provided to the Trustee and Securities Administrator a certification addressed to the Trustee and Securities Administrator, based on the advice of counsel or certified public accountants that have a national reputation with respect to taxation of REMICs that a modification of such Mortgage Loan (including for this purpose, any extension of due dates described in this Section 3.07(ii) above) will not result in the imposition of taxes on or disqualify from REMIC status any of the REMICs hereunder, the Applicable Servicer shall not permit any modification with respect to any Mortgage Loan.

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In connection with any such modification, the Applicable Servicer may reimburse itself from the Trust Fund for any outstanding Advances and Servicing Advances at the time of such modification to the extent that such related Advances or Servicing Advances are reimbursable to the Applicable Servicer and to the extent of the principal portion of each Monthly Payment in the Custodial Account for the related Distribution Date. Any such reimbursement shall occur during the same calendar month as the modification, and any such reimbursement amounts, to the extent paid to the Applicable Servicer, will be treated as a Realized Loss on the related Mortgage Loans incurred on the Distribution Date related to the calendar month during which the modification occurred. To the extent Advances and Servicing Advances or other amounts owed the Applicable Servicer are capitalized, the Applicable Servicer may reimburse itself from the Trust Fund on a first priority basis to the extent of the principal portion of each Monthly Payment for the related Distribution Date.

Notwithstanding anything contained in this Section 3.07 or any other provisions of this Agreement to the contrary, for each Adjustable-Rate Mortgage Loan for which the related Mortgage Note permits an increase to the related Mortgage Rate on the first Adjustment Date of greater than 1.5% per annum, the Applicable Servicer shall service such Adjustable-Rate Mortgage Loan as if the maximum Mortgage Rate on the first Adjustment Date is limited to the related initial Mortgage Rate plus 1.5% per annum. Without limiting the foregoing, all notices sent by the Applicable Servicer to the Mortgagors of such Adjustable-Rate Mortgage Loans prior to the first Adjustment Date (including at least one such notice sent no later than six months prior to such first Adjustment Date) notifying such Mortgagors of the applicable Mortgage Rate and Monthly Payment effective as of the first Adjustment Date shall not reflect a rate in excess of the maximum Mortgage Rate as set forth in the preceding sentence.

SECTION 3.08 Sub-Servicing Accounts. In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the “Sub-Servicing Account”). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Custodial Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer’s receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Custodial Account or remit such proceeds to the Applicable Servicer for deposit in the Custodial Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Applicable Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

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SECTION 3.09 Collection of Taxes, Assessments and Similar Items; Servicing Accounts. The Applicable Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the “Servicing Accounts”), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors (“Escrow Payments”) shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Applicable Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Applicable Servicer’s receipt thereof, all Escrow Payments collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Applicable Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Applicable Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. As part of its servicing duties, the Applicable Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.

SECTION 3.10 Custodial Account and Certificate Account. (a) On behalf of the Trust Fund, the Applicable Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the “Custodial Account”), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Applicable Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Applicable Servicer’s receipt thereof, and shall thereafter deposit in the Custodial Account, in no event more than two Business Days after the Applicable Servicer’s receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

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(i) all payments on account of principal, including Principal Prepayments (but not Prepayment Charges), on the Mortgage Loans;

(ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

(iii) all Insurance Proceeds, Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01) and Subsequent Recoveries;

(iv) any amounts required to be deposited by the Applicable Servicer pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Custodial Account;

(v) any amounts required to be deposited by the Applicable Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

(vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16 or Section 10.01;

(vii) all amounts required to be deposited in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 2.03; and

(viii) all Prepayment Charges collected by the Applicable Servicer and any Servicer Prepayment Charge Payment Amounts in connection with the Principal Prepayment of any of the Mortgage Loans.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, modification or assumption fees, or insufficient funds charges need not be deposited by the Applicable Servicer in the Custodial Account and may be retained by the Applicable Servicer as additional compensation. In the event the Applicable Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.

(b) On behalf of the Trust Fund, the Securities Administrator shall establish and maintain one or more accounts (such account or accounts, the “Certificate Account”), held in trust for the benefit of the Trustee, the Trust Fund and the Certificateholders. On behalf of the Trust Fund, the Applicable Servicer shall deliver to the Securities Administrator in immediately available funds for deposit in the Certificate Account on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Certificate Account or to the Excess Servicing Fee) for the related Distribution Date then on deposit in the Custodial Account and the amount of all Prepayment Charges collected during the applicable Prepayment Period by the Applicable Servicer and Servicer Prepayment Charge Payment Amounts in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Custodial Account and the amount of any funds reimbursable to an Advancing Person pursuant to Section 3.26.

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(c) On or prior to the Business Day immediately following each Determination Date, the Swap Counterparty shall determine any amounts owed by the Swap Counterparty under the Swap Agreement and inform the Securities Administrator in writing of the amount so calculated.

(d) Funds in the Custodial Account and the Certificate Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Applicable Servicer shall give notice to the Trustee, the Securities Administrator and the Master Servicer of the location of the Custodial Account maintained by it when established and prior to any change thereof. The Securities Administrator shall give notice to the Applicable Servicer and the Depositor of the location of the Certificate Account when established and prior to any change thereof.

(e) Funds held in the Custodial Account at any time may be delivered by the Applicable Servicer to the Securities Administrator for deposit in an account (which may be the Certificate Account and must satisfy the standards for the Certificate Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Custodial Account (and in such event, the Applicable Servicer shall provide the Securities Administrator with written instructions regarding the investment of such funds); provided, however, that the Securities Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection (e). In the event the Applicable Servicer shall deliver to the Securities Administrator for deposit in the Certificate Account any amount not required to be deposited therein, it may at any time request in writing that the Securities Administrator withdraw such amount from the Certificate Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In no event shall the Securities Administrator incur liability as a result of withdrawals from the Certificate Account at the direction of the Applicable Servicer in accordance with the immediately preceding sentence. In addition, the Applicable Servicer shall deliver to the Securities Administrator from time to time for deposit, and the Securities Administrator shall so deposit, in the Certificate Account:

(i) any Advances, as required pursuant to Section 5.03;

(ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

(iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01; and

(iv) any amounts required to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfall.

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(f) The Applicable Servicer shall deposit in the Custodial Account any amounts required to be deposited pursuant to Section 3.12(b) in connection with losses realized on Permitted Investments with respect to funds held in the Custodial Account (and the Certificate Account to the extent that funds therein are deemed to be part of the Custodial Account).

(g) The Master Servicer shall deposit in the Certificate Account any amounts required to be deposited pursuant to Section 3.12(b) in connection with losses realized on Permitted Investments with respect to funds held in the Certificate Account.

SECTION 3.11 Withdrawals from the Custodial Account and Certificate Account. (a) The Applicable Servicer shall, from time to time, make withdrawals from the Custodial Account for any of the following purposes or as described in Section 5.03:

(i) to remit to the Securities Administrator for deposit in the Certificate Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(e);

(ii) subject to Section 3.16(d), to reimburse the Applicable Servicer for Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 5.03;

(iii) subject to Section 3.16(d), to pay the Applicable Servicer or any Sub-Servicer, as applicable, (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received with respect to such Mortgage Loan and (c) any Nonrecoverable Servicing Advances with respect to the final liquidation of a Mortgage Loan, but only to the extent that Late Collections, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received with respect to such Mortgage Loan are insufficient to reimburse the Applicable Servicer or any Sub-Servicer for Servicing Advances;

(iv) to pay to the Applicable Servicer as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Custodial Account;

(v) to pay to the Applicable Servicer, the Depositor, the Responsible Party or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

(vi) to reimburse the Applicable Servicer for any Advance previously made which the Applicable Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 5.03;

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(vii) to reimburse the Applicable Servicer or the Depositor for expenses incurred by or reimbursable to the Applicable Servicer or the Depositor, as the case may be, pursuant to Section 3.02(b) and Section 7.03;

(viii) to reimburse the Applicable Servicer, the Master Servicer or the Trustee for expenses reasonably incurred in connection with any breach or defect giving rise to the purchase obligation under Section 2.03 of this Agreement, including any expenses arising out of the enforcement of the purchase obligation;

(ix) to pay, or to reimburse the Applicable Servicer for Servicing Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

(x) to clear and terminate the Custodial Account pursuant to Section 10.01.

The Applicable Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Applicable Servicer shall provide written notification to the Securities Administrator, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Custodial Account pursuant to subclauses (vi) and (vii) above; provided that an Officer’s Certificate in the form described under Section 5.03(d) shall suffice for such written notification to the Securities Administrator in respect of clause (vi) hereof.

(b) The Securities Administrator shall, from time to time, make withdrawals from the Certificate Account, for any of the following purposes, without priority:

(i) to make distributions to Certificateholders in accordance with Section 5.01;

(ii) to pay to itself, the Custodian, the Trustee and the Master Servicer amounts to which they are entitled pursuant to Section 9.05 or any other provision of this Agreement or for Extraordinary Trust Fund Expenses;

(iii) to reimburse itself and the Master Servicer pursuant to Section 8.02;

(iv) to pay any amounts in respect of taxes pursuant to Section 11.01(g)(iii);

(v) to pay to an Advancing Person reimbursements for Advances and/or Servicing Advances pursuant to Section 3.26; and

(vi) to clear and terminate the Certificate Account pursuant to Section 10.01.

SECTION 3.12 Investment of Funds in the Custodial Account and the Certificate Account. (a) The Applicable Servicer may direct any depository institution maintaining the Custodial Account (for purposes of this Section 3.12, an “Investment Account”) and, so long as the Securities Administrator’s long-term senior unsecured debt is assigned a minimum rating of “A” by Fitch, “A” by S&P or “A2” by Moody’s, the Master Servicer may direct any depository institution maintaining the Certificate Account (also for purposes of this Section 3.12, an “Investment Account”) to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee for the benefit of the Applicable Servicer or the Securities Administrator, as applicable. The Securities Administrator (on behalf of the Master Servicer) shall be entitled to sole possession (except with respect to investment direction of funds held in the Custodial Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the party with investment discretion over such Investment Account shall:

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(x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Securities Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b) All income and gain realized from the investment of funds deposited in the Custodial Account and any REO Account held by or on behalf of the Applicable Servicer, shall be for the benefit of the Applicable Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable. The Applicable Servicer shall deposit in the Custodial Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss. All income and gain realized from the investment of funds deposited in the Certificate Account held by or on behalf of the Securities Administrator, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11. The Master Servicer shall deposit in the Certificate Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss.

(c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment (of which a Responsible Officer of the Trustee obtains actual knowledge), the Trustee may and, subject to Section 9.01 and Section 9.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

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(d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments and (ii) effecting or using Affiliates to effect transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Securities Administrator pursuant to Section 3.11 or 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses.

SECTION 3.13 [Reserved].

SECTION 3.14 Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage. (a) The Applicable Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Applicable Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Applicable Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Applicable Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Applicable Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Applicable Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Applicable Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

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In the event that the Applicable Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B or better in Best’s Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Applicable Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Custodial Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Applicable Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b) The Applicable Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Applicable Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of the FDIC. The Applicable Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of the FDIC. The Applicable Servicer shall be deemed to have complied with this provision if an Affiliate of the Applicable Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Applicable Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days prior written notice to the Trustee. The Applicable Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

SECTION 3.15 Enforcement of Due-On-Sale Clauses; Assumption Agreements. The Applicable Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Applicable Servicer shall not be required to take such action if in its sole business judgment the Applicable Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Applicable Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Applicable Servicer will enter into an assumption and modification agreement from or with the

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person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Applicable Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the originator and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Applicable Servicer shall apply the originator’s underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Applicable Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Applicable Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Applicable Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Applicable Servicer shall notify the Trustee and the Securities Administrator that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Applicable Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Applicable Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

SECTION 3.16 Realization Upon Defaulted Mortgage Loans. (a) The Applicable Servicer shall exercise its discretion, consistent with customary servicing procedures and the terms of this Agreement, with respect to the enforcement and servicing of defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest with respect thereto, including, but not limited to, the modification of such Mortgage Loan, or foreclosure upon the related Mortgaged Property and disposition thereof.

In furtherance of the foregoing, the Applicable Servicer shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Applicable Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Applicable Servicer as contemplated in Section 3.11 and Section 3.23 (provided that any costs and expenses of removing such Mortgage Loans from the MERS system shall be at the expense of the Applicable Servicer and shall not be recoverable as a Servicing Advance). The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Applicable Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

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(b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Applicable Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Applicable Servicer shall not, on behalf of the Trust Fund either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Applicable Servicer has also previously determined, based on its reasonable judgment and a report prepared by an Independent Person who regularly conducts environmental audits using customary industry standards, that:

(1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Applicable Servicer, subject to the Applicable Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Custodial Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

If the Applicable Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Applicable Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund; provided that any amounts disbursed by the Applicable Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to Section 5.03(d). The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Applicable Servicer, subject to the Applicable Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 3.11(a)(iii) and (a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Custodial Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

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(c) The Applicable Servicer or its designee may at its option, with ten (10) Business Days prior written notice to the Depositor, the Master Servicer and the Seller, purchase from REMIC I any Mortgage Loan or related REO Property that is 90 days or more delinquent, which the Applicable Servicer, or its designee, as applicable, determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Master Servicer, in form and substance satisfactory to the Master Servicer prior to purchase), at a price equal to the Purchase Price; provided, however, that the Applicable Servicer, or its designee, as applicable, shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most delinquent Mortgage Loans or related REO Properties first. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Custodial Account by the Applicable Servicer, and the Custodian on behalf of the Trustee, upon receipt of written certification from the Applicable Servicer of such deposit, shall release or cause to be released to the Applicable Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Applicable Servicer shall furnish and as shall be necessary to vest in the Applicable Servicer title to any Mortgage Loan or related REO Property released pursuant hereto.

(d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Applicable Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Applicable Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Applicable Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

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SECTION 3.17 Trustee and Custodian to Cooperate; Release of Mortgage Files. (a) Upon the payment in full of any Mortgage Loan, or upon receipt by the Applicable Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Applicable Servicer shall immediately notify or cause to be notified the Custodian by a certification in the form of Exhibit E or such form mutually agreed upon by the Applicable Servicer and the Custodian (which certification may be in electronic form and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Custodian on behalf of the Trustee shall promptly release the related Mortgage File to the Applicable Servicer at no cost to the Trustee, the Custodian or the Trust Fund. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee (or the Custodian on behalf of the Trustee) shall, upon any request made by or on behalf of the Applicable Servicer and delivery to the Custodian of a Request for Release in the form of Exhibit E or such form mutually agreed upon by the Applicable Servicer and the Custodian, release the related Mortgage File to the Applicable Servicer, and the Trustee shall, at the direction of the Applicable Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Applicable Servicer to return each and every document previously requested from the Mortgage File to the Custodian on behalf of the Trustee when the need therefor by the Applicable Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Applicable Servicer has delivered, or caused to be delivered, to the Custodian an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Trustee (or the Custodian on behalf of the Trustee), the Applicable Servicer shall provide notice to the Trustee (or the Custodian on behalf of the Trustee of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Custodial Account have been so deposited, or that such Mortgage Loan has become an REO Property, any outstanding Requests for Release with respect to such Mortgage Loan shall be released by the Trustee (or the Custodian on behalf of the Trustee) to the Applicable Servicer or its designee.

(c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Applicable Servicer or the Sub-Servicer, as the case may be, any court pleadings, requests for trustee’s sale or other documents necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

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SECTION 3.18 Servicing Compensation. As compensation for the activities of the Applicable Servicer hereunder, the Applicable Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable monthly solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Applicable Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. Except as provided in Sections 3.26, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Applicable Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Applicable Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.

Additional servicing compensation in the form of assumption fees, late payment charges, insufficient funds charges or otherwise (subject to Section 3.24 and other than Prepayment Charges) shall be retained by the Applicable Servicer only to the extent such fees or charges are received by the Applicable Servicer. The Applicable Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Custodial Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Applicable Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, servicing compensation of each Sub-Servicer, and to the extent provided herein in Section 9.05, the expenses of the Trustee and Securities Administrator) and shall not be entitled to reimbursement therefor except as specifically provided herein.

SECTION 3.19 Reports to the Trustee and Others; Custodial Account Statements. Not later than twenty days after each Distribution Date, the Applicable Servicer shall forward to the Trustee (upon the Trustee’s request), the Master Servicer, the Securities Administrator and the Depositor the most current available bank statement for the Custodial Account. Copies of such statement shall be provided by the Securities Administrator to any Certificateholder and to any Person identified to the Securities Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Applicable Servicer to the Securities Administrator.

SECTION 3.20 [Reserved].

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SECTION 3.21 [Reserved].

SECTION 3.22 Access to Certain Documentation. The Applicable Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to the documentation in the Applicable Servicer’s possession regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Applicable Servicer designated by it. In addition, access to the documentation in the Applicable Servicer’s possession regarding the Mortgage Loans will be provided to any Certificateholder or Certificate Owner, the Trustee, the Master Servicer and to any Person identified to the Applicable Servicer as a prospective transferee of a Certificate; provided, however, that providing access to such Person will not violate any applicable laws, upon reasonable request during normal business hours at the offices of the Applicable Servicer designated by it at the expense of the Person requesting such access.

SECTION 3.23 Title, Management and Disposition of REO Property. (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Trust Fund and for the benefit of the Certificateholders. The Applicable Servicer, on behalf of REMIC I, shall either sell any REO Property prior to the end of the third taxable year after REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Applicable Servicer shall have delivered to the Trustee and the Securities Administrator an Opinion of Counsel, addressed to the Trustee, the Securities Administrator and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any Trust REMIC to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Applicable Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.

(b) The Applicable Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties, an account held in trust for the Trustee for the benefit of the Certificateholders (the “REO Account”), which shall be an Eligible Account. The Applicable Servicer shall be permitted to allow the Custodial Account to serve as the REO Account, subject to separate ledgers for each REO Property. Notwithstanding anything in this Agreement to the contrary, the Interim Servicer shall not establish or maintain an REO Account but shall maintain the Custodial Account to serve as the REO Account in accordance with the immediately preceding sentence. The Applicable Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

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(c) The Applicable Servicer shall have the sole discretion to determine whether an immediate sale of an REO Property or continued management of such REO Property is in the best interests of the Certificateholders. In furtherance of the foregoing, the Applicable Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Applicable Servicer manages and operates similar property owned by the Applicable Servicer or any of its Affiliates, all on such terms and for such period as the Applicable Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Applicable Servicer shall deposit, or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Applicable Servicer’s receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the Applicable Servicer’s receipt thereof, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i) all insurance premiums due and payable in respect of such REO Property;

(ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii) all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Applicable Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Applicable Servicer would make such advances if the Applicable Servicer owned the REO Property and if in the Applicable Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

Notwithstanding the foregoing, the Applicable Servicer shall not and the Trustee shall not knowingly authorize the Applicable Servicer to:

(i) authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(ii) authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(iii) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

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(iv) authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Applicable Servicer has obtained an Opinion of Counsel, provided to the Applicable Servicer and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Applicable Servicer may take such actions as are specified in such Opinion of Counsel.

The Applicable Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(i) the terms and conditions of any such contract shall not be inconsistent herewith;

(ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Applicable Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

(iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Applicable Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

(iv) the Applicable Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Applicable Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Applicable Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Applicable Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Applicable Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Applicable Servicer, such amounts shall be reimbursable as Servicing Advances made by the Applicable Servicer.

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(d) In addition to the withdrawals permitted under Section 3.23(c), the Applicable Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Applicable Servicer shall withdraw from each REO Account maintained by it and deposit into the Certificate Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 5.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

(e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Applicable Servicer at such price and upon such terms and conditions as the Applicable Servicer shall deem necessary or advisable, as shall be normal and usual in its Accepted Servicing Practices.

(f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Applicable Servicer or any Sub-Servicer as provided above, shall be deposited in the Certificate Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 5.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

(g) The Applicable Servicer shall file information (and shall provide a certification of a Servicing Officer to the Master Servicer that such filings have been made) returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

SECTION 3.24 Obligations of the Applicable Servicer in Respect of Prepayment Interest Shortfalls. The Applicable Servicer shall deliver to the Securities Administrator for deposit into the Certificate Account on the Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in full during the related Prepayment Period and (ii) the aggregate Servicing Fee for the related Due Period. Any amounts paid by the Applicable Servicer pursuant to this Section 3.24 shall not be reimbursed by any Trust REMIC or the Trust Fund.

SECTION 3.25 Obligations of the Applicable Servicer in Respect of Mortgage Rates and Monthly Payments. In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Applicable Servicer in a manner not consistent with the terms of the related Mortgage Note, or with applicable laws, regulations and rulings and this Agreement, the Applicable Servicer, upon discovery or receipt of notice thereof, shall immediately deliver to the Securities Administrator for deposit in the Certificate Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Securities Administrator, the Master Servicer, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of the Applicable Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

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SECTION 3.26 Advance Facility. (a) The Applicable Servicer is hereby authorized to enter into a financing or other facility (any such arrangement an “Advance Facility”) with any Person which provides that such Person (an “Advancing Person”) may fund Advances and/or Servicing Advances to the Trust Fund under this Agreement (in which event, the Applicable Servicer shall promptly provide notice thereof to the Trustee and Securities Administrator), although no such facility shall reduce or otherwise affect the Applicable Servicer’s obligation to fund such Advances and/or Servicing Advances. If the Applicable Servicer enters into such an Advance Facility pursuant to this Section 3.26, upon reasonable request of the Advancing Person, the Trustee shall execute a letter of acknowledgment, confirming its receipt of notice of the existence of such Advance Facility. To the extent that an Advancing Person funds any Advance or any Servicing Advance and the Applicable Servicer provides the Trustee and the Securities Administrator with an Officer’s Certificate that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.26(b). Such Officer’s Certificate must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable Advance or Servicing Advance to be reimbursed and the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Securities Administrator, rather than the Applicable Servicer or proof of an event of default under the Advance Facility. The Securities Administrator and the Master Servicer shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person’s notice provided pursuant to this Section 3.26. The Securities Administrator and the Master Servicer shall have no responsibility to track or monitor the administration of the Advance Facility. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of the Applicable Servicer or a Sub-Servicer pursuant to Section 3.02 hereof and will not be deemed to be a Sub-Servicer under this Agreement.

(b) If an advancing facility is entered into, then the Applicable Servicer shall not be permitted to reimburse itself therefor under Section 3.11(a)(ii), Section 3.11(a)(iii) and Section 3.11(a)(vi) prior to the remittance to the Trust Fund, but instead the Applicable Servicer shall remit such amounts in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person. The Securities Administrator is hereby authorized to pay to the Advancing Person, reimbursements for Advances and Servicing Advances from the Certificate Account to the same extent the Applicable Servicer would have been permitted to reimburse itself for such Advances and/or Servicing Advances in accordance with Section 3.11(a)(ii), Section 3.11(a)(iii) and Section 3.11(a)(vi), as the case may be, had the Applicable Servicer itself funded such Advance or Servicing Advance. The Securities Administrator is hereby authorized to pay directly to the Advancing Person such portion of the Servicing Fee as the parties to any advancing facility agree in writing.

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(c) All Advances and Servicing Advances made pursuant to the terms of this Agreement shall be deemed made and shall be reimbursed on a “first in-first out” (FIFO) basis.

(d) Any amendment to this Section 3.26 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.26, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Interim Servicer, the Master Servicer, the Securities Administrator, the Servicer and the Depositor without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement; provided, however, such amendment shall otherwise comply with Section 14.01 hereof. All costs and expenses (including attorneys’ fees) of each party hereto related to such amendment shall be borne by the Applicable Servicer without reimbursement from the Trust Fund.

SECTION 3.27. Successor to Applicable Servicer. Upon a transfer of servicing to a successor Applicable Servicer, the predecessor Applicable Servicer agrees promptly (and in any event no later than ten Business Days subsequent to notice) to provide the successor Applicable Servicer with all documents and records requested by it to enable it to assume the predecessor Applicable Servicer’s functions under this Agreement, and to cooperate with the successor Applicable Servicer in effecting the termination of the predecessor Applicable Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer promptly (and in any case no later than the 5th Business Day of the calendar month immediately following such transfer) to the successor Applicable Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the predecessor Applicable Servicer to the Custodial Account held by or on behalf of the predecessor Applicable Servicer, the Certificate Account or any REO Account or Servicing Account held by or on behalf of the predecessor Applicable Servicer or shall thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the predecessor Applicable Servicer.

In addition, the successor Applicable Servicer shall reimburse the predecessor Applicable Servicer for any unreimbursed Advances and Servicing Advances made by the predecessor Applicable Servicer with respect to the Mortgage Loans no later than ten (10) Business Days after loan level documentation (including copies of invoices) as to such advances is provided to the successor Applicable Servicer, to the successor Applicable Servicer's reasonable satisfaction. If, subsequent to the Interim Servicing Transfer Date with respect to a Mortgage Loan, the successor Applicable Servicer determines that it has reimbursed the predecessor Applicable Servicer for an Advance or Servicing Advance with respect to such Mortgage Loan, and such Advance or Servicing Advance or a portion thereof is not a Recoverable Advance, the predecessor Applicable Servicer shall pay to the successor Applicable Servicer the amount of such Advance or Servicing Advance or portion thereof that is not a Recoverable Advance.

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ARTICLE IV

ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE
MASTER SERVICER

SECTION 4.01 Master Servicer. The Master Servicer shall supervise, monitor and oversee the obligation of the Applicable Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Applicable Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Applicable Servicer and shall cause the Applicable Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Applicable Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Applicable Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Applicable Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, prepare the statements specified in Section 5.03 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Applicable Servicer to the Certificate Account pursuant to the terms hereof based on information provided to the Master Servicer by the Applicable Servicer.

The Trustee shall furnish the Applicable Servicer and the Master Servicer with any limited powers of attorney and other documents in form acceptable to it necessary or appropriate to enable the Applicable Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Trustee shall have no responsibility for any action of the Master Servicer or the Applicable Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or the Applicable Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s misuse of any such power of attorney.

The Trustee, the Custodian and the Securities Administrator shall provide access to the records and documentation in possession of the Trustee, the Custodian and the Securities Administrator regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian and the Securities Administrator; provided, however, that unless otherwise required by law, none of the Trustee, the Custodian and the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s, the Custodian’s and the Securities Administrator’s actual costs.

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The Trustee shall execute and deliver to the Applicable Servicer or the Master Servicer upon written request any court pleadings, requests for trustee’s sale or other documents necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

SECTION 4.02 [Reserved]

SECTION 4.03 Monitoring of the Applicable Servicer. (a) The Master Servicer shall be responsible for monitoring the compliance by the Applicable Servicer with its duties under this Agreement. In the review of the Applicable Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Applicable Servicer with regard to the Applicable Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Applicable Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Applicable Servicer, the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, may enforce the obligations of the Applicable Servicer under this Agreement, and shall, in the event that the Applicable Servicer fails to perform its obligations in accordance with this Agreement, subject to this Section and Article VIII, terminate the rights and obligations of the Applicable Servicer hereunder in accordance with the provisions of Article VIII. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c) The Master Servicer shall be entitled to be reimbursed by the Applicable Servicer (or from amounts on deposit in the Certificate Account if the Applicable Servicer is unable to fulfill its obligations hereunder) for all Servicer Transfer Costs associated with the transfer of servicing from the predecessor servicer (or if the predecessor servicer is the Master Servicer, from the servicer immediately preceding the Master Servicer), upon presentation of reasonable documentation of such Servicer Transfer Costs.

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All Wells Fargo Interim Servicing Transfer Costs shall be paid pursuant to a separate letter agreement by and between the Servicer and Wells Fargo Bank, N.A. All Carrington Interim Servicing Transfer Costs shall be paid by the Servicer.

(d) The Master Servicer shall require the Applicable Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e) If the Master Servicer acts as successor to the Applicable Servicer, it will not assume liability for the representations and warranties of the terminated Applicable Servicer.

SECTION 4.04 Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

SECTION 4.05 Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article XI, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.03, shall not permit the Applicable Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause REMIC I or REMIC II to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause REMIC I or REMIC II to fail to qualify as a REMIC or result in the imposition of a tax upon REMIC I or REMIC II, as the case may be. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney prepared and delivered to it and reasonably acceptable to it by empowering the Master Servicer or the Applicable Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents prepared and delivered to it and reasonably acceptable to it, as the Master Servicer or the Applicable Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney, or any other documents executed by the Trustee pursuant to this Section 4.05, by the Master Servicer or the Applicable Servicer and shall be indemnified by the Master Servicer or the Applicable Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s use or misuse of any such power of attorney). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.10. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

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SECTION 4.06 Due-on-Sale Clauses; Assumption Agreements. To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Applicable Servicer to enforce such clauses, subject to Section 3.15, in accordance with this Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with this Agreement.

SECTION 4.07 Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee. (a) The Master Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Certificate Account. The Master Servicer shall, and subject to Section 3.22 shall cause the Applicable Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Certificate Account.

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SECTION 4.08 Standard Hazard Insurance and Flood Insurance Policies. For each Mortgage Loan, the Master Servicer shall enforce the obligation of the Applicable Servicer under this Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in Section 3.14 and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

SECTION 4.09 Presentment of Claims and Collection of Proceeds. The Master Servicer shall enforce the Applicable Servicer’s obligations under this Agreement to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer in respect of such policies, bonds or contracts shall be promptly remitted to the Securities Administrator for deposit in the Certificate Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable insurance policy need not be so remitted.

SECTION 4.10 Maintenance of Primary Mortgage Insurance Policies. (a) The Master Servicer shall not take, or permit the Applicable Servicer to take (to the extent such action is prohibited by this Agreement), any action that would result in noncoverage under any primary mortgage insurance policy of any loss which, but for the actions of the Master Servicer or the Applicable Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Applicable Servicer to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement. The Master Servicer shall not, and shall not permit the Applicable Servicer to, cancel or refuse to renew any primary mortgage insurance policy that is in effect at the date of initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement.

(b) The Master Servicer agrees to cause the Applicable Servicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Mortgage Loans.

SECTION 4.11 Trustee to Retain Possession of Certain Insurance Policies and Documents. The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer and the Applicable Servicer have otherwise fulfilled their respective obligations under this Agreement, the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute part of any Mortgage File that come into the possession of the Master Servicer from time to time.

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SECTION 4.12 Realization Upon Defaulted Mortgage Loans. The Master Servicer shall cause the Applicable Servicer to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with this Agreement.

SECTION 4.13 Compensation for the Master Servicer. As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicer Fee and to all investment income on amounts on deposit in the Certificate Account. The Master Servicer shall compensate the Trustee, the Custodian and the Securities Administrator. Additionally, the Master Servicer shall pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

SECTION 4.14 REO Property. (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall cause the Applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement. Further, the Master Servicer shall cause the Applicable Servicer to sell any REO Property prior to three years after the end of the calendar year of its acquisition by REMIC I unless (i) the Trustee and Securities Administrator shall have been supplied by the Applicable Servicer with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the Applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. The Master Servicer shall cause the Applicable Servicer to protect, conserve and operate such REO Property in the manner and to the extent required by this Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

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(b) The Master Servicer shall cause the Applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Custodial Account.

SECTION 4.15 Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls. In the event of any Prepayment Interest Shortfalls, the Master Servicer shall deposit into the Certificate Account not later than the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Applicable Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments in full on the related Mortgage Loans for the related Due Period, and not so paid by the Applicable Servicer and (ii) the aggregate amount of the Master Servicer Fee for the restated Distribution Date. The amounts paid by the Master Servicer pursuant to this Section 4.15 shall not be reimbursed by any Trust REMIC or the Trust Fund.

ARTICLE V

PAYMENTS TO CERTIFICATEHOLDERS

SECTION 5.01 Distributions. (a) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R-I Interest, as the case may be:

(i) first, to the Holders of REMIC I Regular Interest I-CE-2, in an amount equal to (A) the Uncertificated Interest for such Distribution Date plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(ii) second, to the Holders of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTP and REMIC I Regular Interest I-LTZZ, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC I Regular Interest I-LTZZ shall be reduced when the sum of the REMIC I Overcollateralized Amount is less than the REMIC I Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum I-LTZZ Uncertificated Interest Deferral Amount and such amounts will be payable to the Holders of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8 and REMIC I Regular Interest I-LTM9 in the same proportion as the Overcollateralization Increase Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC I Regular Interest I-LTZZ shall be increased by such amount;

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(iii) third, to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (ii) above, allocated as follows:

(a) 98.00% of such remainder (less the amount payable in clause (e) below), to the Holders of REMIC I Regular Interest I-LTAA, until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero;

2% of such remainder, first to the Holders of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTA3, REMIC I Regular Interest I-LTA4, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8 and REMIC I Regular Interest I-LTM9, 1.00% of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC I Regular Interests are reduced to zero; and second, to the Holders of REMIC I Regular Interest I-LTZZ, (less the amount payable in clause (b) below), until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero; then

(b) to the Holders of REMIC I Regular Interest I-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

(c) any remaining amount to the Holders of the Class R Certificates (as Holder of the Class R-I Interest);

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-LTZZ, respectively.

(2) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account an amount equal to the Excess Servicing Fee and to the extent of such amount shall distribute to the Holders of the Class CE-2 Certificates the Interest Distribution Amount allocable to such Class;

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(3) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account an amount equal to the Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

(i) to the Holders of each Class of the Class A Certificates, on a pro rata basis based on the entitlement of each such Class, an amount equal to the Senior Interest Distribution Amount allocable to such Class of the Class A Certificates; and

(ii) sequentially, to the Holders of the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, in that order, an amount equal to the Interest Distribution Amount allocable to each such Class.

(4) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

(A) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed in the following order of priority:

(i) sequentially, to the Holders of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; and

(ii) sequentially, to the Holders of the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero.

(B) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed in the following order of priority:

(i) sequentially, to the Holders of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, in that order, up to an amount equal to the Class A Principal Distribution Amount; and

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(ii) sequentially, to the Holders of the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, in that order, up to an amount equal to the related Class M Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero.

On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 5.01(a)(4) of this Agreement in respect of principal among the Class A Certificates will be disregarded, and the Principal Distribution Amount will be distributed to the remaining Class A Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances.

(5) On each Distribution Date, the Net Monthly Excess Cashflow shall be distributed by the Securities Administrator as follows:

(i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Principal Distribution Amount in an amount up to the Overcollateralization Increase Amount for the Certificates, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

(ii) sequentially, to the Holders of the Class M-1 Certificates, Class M-2 Certificates , Class M-3 Certificates , Class M-4 Certificates, Class M-5 Certificates , Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, in that order, in each case, up to an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

(iii) concurrently, on a pro rata basis, based on the amount of any Allocated Realized Loss Amounts previously allocated thereto that remain unreimbursed, to the Holders of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, and then sequentially to the Holders of the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, in that order, in each case up to the related Allocated Realized Loss Amount related to each such Class of Certificates for such Distribution Date;

(iv) to the Holders of the Class A Certificates and the Mezzanine Certificates, any related unpaid Net WAC Rate Carryover Amount distributed to the Holders of the Class A Certificates on a pro rata basis based on the remaining Net WAC Rate Carryover Amount for each such Class and then sequentially to the Holders of the Class of Mezzanine Certificates in order of Highest Priority, any related unpaid Net WAC Rate Carryover Amount for each such Class;

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(v) to pay any Swap Termination Payments owed to the Swap Counterparty due to a Swap Counterparty Trigger Event;

(vi) to the Holders of the Class CE-1 Certificates, (a) the Interest Distribution Amount and any Overcollateralization Reduction Amount for such Distribution Date and (b) on any Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates have been reduced to zero, any remaining amounts in reduction of the Certificate Principal Balance of the Class CE-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(vii) to the Holders of the Class R Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term on a Mortgage Loan as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R Certificates.

(b) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Certificate Account that represent Prepayment Charges collected by the Applicable Servicer, during the related Prepayment Period in connection with the Principal Prepayment of any of the Mortgage Loans or any Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates. Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

Following the foregoing distributions, an amount equal to the amount of Subsequent Recoveries shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 5.04. An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 5.04. Holders of such Certificates will not be entitled to any distribution in respect of interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date shall be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 5.01(e) or Section 10.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

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Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Depositor, the Applicable Servicer, the Securities Administrator or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee, the Applicable Servicer, the Securities Administrator or the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

(e) Except as otherwise provided in Section 10.01, whenever the Securities Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Securities Administrator shall, no later than three (3) days before the related Distribution Date (to the extent that an accurate Remittance Report is received in a timely manner by the Securities Administrator), mail to each Holder on such date of such Class of Certificates a notice to the effect that:

(i) the Securities Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Securities Administrator therein specified, and

(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Securities Administrator and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which

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notice has been given pursuant to this Section 5.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates and shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets held in trust for such Certificateholders. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall pay to Bear, Stearns & Co. Inc., as representative for the underwriters, in accordance with its wiring instructions, all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Securities Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 5.01(e). Any such amounts held in trust by the Securities Administrator shall be held in an Eligible Account and shall be held uninvested.

(f) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate or a Mezzanine Certificate be reduced more than once in respect of any particular amount allocated to such Certificate in respect of Realized Losses pursuant to Section 5.04 and (ii) in no event shall the Uncertificated Balance of a REMIC I Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC I Regular Interest in respect of Realized Losses pursuant to Section 5.04 and (b) distributed on such REMIC I Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 5.01.

SECTION 5.02 Statements to Certificateholders. On the 24th day of any month, or if such 24th day is not a Business Day, the Business Day immediately following such 24th day, the Securities Administrator shall prepare and make available via its website to each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date setting forth:

(i) applicable Record Date and Determination Date for calculating such distribution;

(ii) the aggregate amount of payments received and the sources thereof for distributions, fees and expenses;

(iii) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal;

(iv) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

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(v) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

(vi) the amount of any fees or expenses paid, and the identity of the party receiving such fees or expenses, including the aggregate Servicing Fee received by the Applicable Servicer during the related Due Period and such other customary information as the Securities Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

(vii) the amount of Net Monthly Excess Cashflow or and the disposition of such Net Monthly Excess Cashflow;

(viii) [Reserved];

(ix) the aggregate amount, terms and general purpose of Advances made or reimbursed for such Distribution Date;

(x) any material breaches of mortgage loan representations or warranties or covenants in this Agreement;

(xi) any material modifications, extensions or waivers to the terms of the Mortgage Loans during the related Due Period or that have cumulatively become material over time;

(xii) to the extent not included in the related Form 10-D, information regarding any new issuance of asset-backed securities backed by the same asset pool or any pool asset changes;

(xiii) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties at the close of business on such Distribution Date;

(xiv) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(xv) delinquency and loss information (according to the OTS delinquency calculation method) relating to the Mortgage Loans, including the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(xvi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

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(xvii) to the extent such information is provided to the Master Servicer by the Applicable Servicer, the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

(xviii) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xix) the aggregate amount of Realized Losses incurred during the calendar month immediately preceding such Distribution Date and the aggregate amount of Realized Losses incurred since the Closing Date;

(xx) the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Custodial Account or the Certificate Account for such Distribution Date;

(xxi) the aggregate Certificate Principal Balance and Notional Amount, as applicable, of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

(xxii) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

(xxiii) the Interest Distribution Amount in respect of the Class A Certificates, the Mezzanine Certificates and the Class CE-1 Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A Certificates and the Mezzanine Certificates on such Distribution Date, and in the case of the Class A Certificates, the Mezzanine Certificates and the Class CE-1 Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls;

(xxiv) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Applicable Servicer pursuant to Section 3.24;

(xxv) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

(xxvi) the Overcollateralization Target Amount and the Credit Enhancement Percentage for such Distribution Date;

(xxvii) the Overcollateralization Increase Amount, if any, for such Distribution Date;

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(xxviii) the Overcollateralization Reduction Amount, if any, for such Distribution Date;

(xxix) the respective Pass-Through Rates applicable to the Class A Certificates, the Mezzanine Certificates, the Class CE-1 Certificates and the Class CE-2 Certificates for such Distribution Date and the Pass-Through Rate applicable to the Class A Certificates and the Mezzanine Certificates for the immediately succeeding Distribution Date;

(xxx) the Net WAC Rate Carryover Amount for the Class A Certificates and the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

(xxxi) whether a Trigger Event is in effect; and

(xxxii) the amount of any Net Swap Payment payable to the Securities Administrator on behalf of the Trust, any Net Swap Payment payable to the Swap Counterparty, any Swap Termination Payment payable to the Securities Administrator on behalf of the Trust and any Swap Termination Payment payable to the Swap Counterparty.

(i) The Securities Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Applicable Servicer and the Rating Agencies via the Securities Administrator’s internet website. The Securities Administrator’s internet website shall initially be located at https://www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (866) 846-4526. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

In the case of information furnished pursuant to subclauses (iii), (iv) and (v) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (iii), (iv) and (v) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

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Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

The Securities Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 5.02, the Securities Administrator’s duties are limited to the extent that the Securities Administrator receives timely reports as required from the Applicable Servicer.

On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

SECTION 5.03 Remittance Reports; Advances. (a) Not later than the thirteenth (13th) calendar day of each month or, if such thirteenth calendar day is not a Business Day, the following Business Day, the Applicable Servicer shall furnish to the Master Servicer and the Securities Administrator a delinquency report in the form set forth in Exhibit M hereto (or such other report as the parties shall mutually agree), a monthly remittance advice in the form set forth in Exhibit N hereto (or such other report as the parties shall mutually agree), and a realized loss report in the form set forth in Exhibit O hereto (or such other report as the parties shall mutually agree), each in mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Master Servicer and Securities Administrator may reasonably require in order to discharge their respective duties, including the allocation of distributions made pursuant to Section 5.01 hereof and the preparation of statements contemplated by Section 5.02 hereof. In addition, no later than three (3) Business Days following the end of the Prepayment Period in each such month, the Applicable Servicer shall furnish to the Master Servicer and the Securities Administrator a statement detailing any prepayments in full received by the Applicable Servicer from the first day of such month through the end of such Prepayment Period. The Securities Administrator shall not be responsible to recompute, recalculate or verify any information provided to it by the Applicable Servicer.

(b) The amount of Advances to be made by the Applicable Servicer for any Distribution Date shall equal, subject to Section 5.03(d), the sum of, (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Certificate Account pursuant to Section 3.23 for distribution on such Distribution Date; provided, however, that (x) the Applicable Servicer shall not be required to make Advances with respect to Relief Act Interest Shortfalls or Prepayment Interest Shortfalls in excess of its obligations under Section 3.24 and (y) the Applicable Servicer shall not be required to make Advances with respect to any Balloon Amount in the case of any Balloon Loan.

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On the Servicer Remittance Date, the Applicable Servicer shall remit in immediately available funds to the Securities Administrator for deposit in the Certificate Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Custodial Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Applicable Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Applicable Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Applicable Servicer’s records and replaced by the Applicable Servicer by deposit in the Custodial Account on or before any future Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 5.01 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Securities Administrator will provide notice to the Applicable Servicer and the Master Servicer by the close of business on the Business Day prior to the Distribution Date in the event that the amount remitted by the Applicable Servicer to the Securities Administrator on such date is less than the amount required to be remitted by the Applicable Servicer as set forth in the Remittance Report for the related Distribution Date.

(c) The obligation of the Applicable Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

(d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Applicable Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance or Nonrecoverable Servicing Advance, respectively. The determination by the Applicable Servicer that it has made a Nonrecoverable Advance or a Nonrecoverable Servicing Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by a certification of a Servicing Officer delivered to the Master Servicer.

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(e) Subject to and in accordance with the provisions of Article VIII, in the event the Applicable Servicer fails to make any required Advance, then the Master Servicer (in its capacity as successor servicer) or any other successor servicer shall be required to make such Advance on the Distribution Date on which the Applicable Servicer was required to make such Advance, subject to a determination of recoverability.

SECTION 5.04 Allocation of Realized Losses. (a) Prior to each Determination Date, the Applicable Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the calendar month immediately preceding the month of such Determination Date; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses; and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, the Applicable Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the calendar month immediately preceding the month of such Determination Date; (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period and (iii) the total amount of Realized Losses, if any, incurred in connection with Swap Payment Shortfalls as of the Distribution Date in the month in which such Swap Payment Shortfalls were incurred. The information described in the two preceding sentences that is to be supplied by the Applicable Servicer shall be evidenced by an Officer’s Certificate delivered to the Trustee and the Master Servicer by the Applicable Servicer prior to the Determination Date immediately following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, (ii) in the case of Swap Payment Shortfalls, the Distribution Date in the month in which such Swap Payment Shortfall was incurred and (iii) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

(b) All Realized Losses on the Mortgage Loans shall be allocated or covered by the Securities Administrator on each Distribution Date as follows: first, by Net Monthly Excess Cash Flow; second, by any amounts available from the Swap Agreement for such Distribution Date pursuant to Section 5.07; third, to the Class CE-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-7 Certificates until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class M-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero; ninth, to the Class M-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero; tenth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; eleventh, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; twelfth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and thirteenth, concurrently, to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, and Class A-4 Certificates on a pro rata basis based on the Certificate Principal Balance of each such Class of Certificates, until their respective Certificate Principal Balances have been reduced to zero.

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All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

Any allocation of Realized Losses to a Class A Certificate or Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated and any allocation of Realized Losses to a Class CE-1 Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 5.01(a)(5)(vi). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class P Certificates.

As used herein, an allocation of a Realized Loss on a “pro rata basis” among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(c) All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-LTZZ up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-LTZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM9 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM9 has been reduced to zero; fourth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM8 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM8 has been reduced to zero; fifth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM7 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM7 has been reduced to zero; sixth to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM6 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM6 has been reduced to zero; seventh to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM5 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%,

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respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM5 has been reduced to zero; eighth to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM4 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM4 has been reduced to zero; ninth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM3 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM3 has been reduced to zero; tenth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM2 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM2 has been reduced to zero; eleventh, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM1 and REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM1 has been reduced to zero; and twelfth, concurrently, to the Uncertificated Balances of the REMIC I Regular Interest I-LTAA, the REMIC I Regular Interests I-LTA1, I-LTA2, I-LTA3, and I-LTA4 on a pro rata basis, and the REMIC I Regular Interest I-LTZZ, 98%, 1% and 1%, respectively, until the respective Uncertificated Balance of such REMIC I Regular Interests have been reduced to zero.

SECTION 5.05 Compliance with Withholding Requirements. Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholders.

SECTION 5.06 Exchange Commission; Additional Information. (a) Notwithstanding anything herein to the contrary, the Depositor, and not the Securities Administrator, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with applicable law, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), any Form 10-D (or other comparable Form containing the same or comparable information or other information mutually agreed upon), in form and substance as required by the Exchange Act, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Any necessary disclosure in addition to the statement to the Certificateholders that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall, pursuant to the paragraph immediately below, be reported by the Seller, the Depositor, the Securities Administrator, the Trustee, the Custodian, the Applicable Servicer, the Trust, the Master Servicer, any servicer under Item 1108(a)(3) of Regulation AB, any originator under Item 1110(b) of Regulation AB, and any other party contemplated by Items 1100(d)(1), 1112(b), Item 1114(b)(2) or 1115(b) of Regulation AB as identified to the Securities Administrator by the Depositor (together the “Reporting Parties”), directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting, direction and approval.

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For so long as the Trust is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within 5 calendar days after the related Distribution Date, (i) the Reporting Parties shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of the Additional Form 10-D Disclosure applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the Reporting Parties of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a senior officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in the second paragraph of Section 5.06(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. The signing party at the Depositor can be contacted as described in Section 14.05 hereto. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 5.06(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 5.06(a), Sections 12.04, 1304, 13.05, 14.04 and 14.05. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within

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the applicable time frames set forth in this Agreement, (i) an annual compliance statement for the Applicable Servicer, the Master Servicer and each Additional Servicer, as described under Section 13.04 and Section 14.04, (ii)(A) the annual reports on assessment of compliance with servicing criteria for the Applicable Servicer, the Master Servicer, and each Additional Servicer, as described under Sections 12.04, 13.05 and 14.05, and (B) if the Applicable Servicer’s, the Master Servicer’s or each Additional Servicer’s report on assessment of compliance with servicing criteria described under Sections 12.04, 13.05 and 14.05 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if the Applicable Servicer’s, the Master Servicer’s, each Additional Servicer’s or the Securities Administrator’s report on assessment of compliance with servicing criteria described under Sections 12.04, 13.05 and 14.05 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the Applicable Servicer, the Master Servicer, each Additional Servicer and the Securities Administrator, as described under Sections 12.04, 13.05 and 14.05, and (B) if any registered public accounting firm attestation report described under Sections 12.04, 13.05 and 14.05 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes Certification signed by the Depositor as described in Section 13.05. In addition, the Securities Administrator shall sign a certification (in the form attached hereto as Exhibit I-2) for the benefit of the Applicable Servicer and its officers, directors and Affiliates regarding certain aspects of the Servicer Certification (the “Securities Administrator Certification”) (provided, however, that the Securities Administrator shall not undertake an analysis of the accountant’s report attached as an exhibit to Form 10-K). Any necessary disclosure that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall, pursuant to the paragraph immediately below, be reported by the Reporting Parties and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting, direction and approval.

For so long as the Trust is subject to the reporting requirements of the Exchange Act, no later than March 15, commencing in March 2008 (i) the Reporting Parties shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of the Additional Form 10-K Disclosure applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the Reporting Parties of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

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After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than end of business New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K, and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in the second paragraph of Section 5.06(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The signing party at the Depositor can be contacted as described in Section 14.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 5.06(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 5.06, Sections 12.04 and 13.05 and Section 13.04. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor and to the extent it receives the Form 8-K Disclosure Information described below, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall, pursuant to the paragraph immediately below, be reported by the Reporting Parties and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting, direction and approval.

For so long as the Trust is subject to the reporting requirements of the Exchange Act, no later than end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the Reporting Parties hereto shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of the Form 8-K Disclosure Information applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the Reporting Parties of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

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After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Applicable Servicer for review. No later than Noon New York City time on the 4th Business Day after the Reportable Event, a senior officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in the second paragraph of Section 5.06(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The signing party at the Depositor can be contacted as described in Section 14.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 5.06(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 5.06(c). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor of such inability to make a timely filing with the Commission. In the case of Form 10-D and 10-K, the Depositor, Applicable Servicer and Securities Administrator will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D to be filed for the Trust. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Depositor and the Applicable Servicer and such parties agree to cooperate in connection with the Securities Administrator’s preparation of any necessary 8-KA, 10-DA or 10-KA. Any Form 15 shall be signed by an officer of the Master Servicer and any Form 12b-25 or any amendment to Form 10-D, Form 8-K or Form 10-K shall be signed by a senior officer of the Depositor. The Depositor and Applicable Servicer acknowledge that the performance by the Securities Administrator of its duties under this Section 5.06(d) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Applicable Servicer and the Depositor performing their duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

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The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 5.06; provided, however, the Securities Administrator and the Applicable Servicer will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act.

SECTION 5.07 The Swap Agreement. (a) On the Closing Date, the Securities Administrator, on behalf of the Trust shall (i) establish and maintain in its name, in trust for the benefit of Class A and Mezzanine Certificates, the Swap Account and (ii) for the benefit of the Class A and Mezzanine Certificates, cause the Trust to enter into the Swap Agreement. The Securities Administrator, on behalf of the Trust, shall deposit in the Swap Account all payments that are payable to the Trust Fund under the Swap Agreement. Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Counterparty Trigger Event) payable by the Securities Administrator, on behalf of the Trust, to the Swap Counterparty pursuant to the Swap Agreement shall be excluded from the Available Distribution Amount and shall be paid to the Swap Counterparty pursuant to the Swap Agreement prior to any distributions to the Certificateholders. On the Business Day prior to each Distribution Date, such amounts will be remitted by the Securities Administrator, on behalf of the Trust, to the Swap Account for payment to the Swap Counterparty, first to make any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination Payment (not due to a Swap Counterparty Trigger Event) owed to the Swap Counterparty pursuant to the Swap Agreement for such Distribution Date. For federal income tax purposes, such amounts paid to the Swap Account on the Business Day prior to each Distribution Date shall be deemed paid to the Swap Account in respect of REMIC II Regular Interest CE-IO to the extent of the amount distributable on such REMIC II Regular Interest on such Distribution Date. Any Swap Termination Payment triggered by a Swap Counterparty Trigger Event owed to the Swap Counterparty pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Class A and Mezzanine Certificates and shall be paid as set forth under Section 5.01(a)(5)(v). Net Swap Payments payable by the Swap Counterparty to the Securities Administrator on behalf of the Trust Fund pursuant to the Swap Agreement will be deposited by the Securities Administrator into the Swap Account. On each Distribution Date, to the extent required, the Securities Administrator, on behalf of the Trust, shall withdraw the following amounts from the Swap Account to distribute to the Certificates in the following order of priority, in the case of clauses (D), (F), (G) and (H), to the extent not covered by Net Monthly Excess Cash Flow:

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(A) first, to the Holders of the Class A Certificates, to pay any unpaid Senior Interest Distribution Amount allocable to such Class of Class A Certificates, on a pro rata basis based on the entitlement of each such class (in each case to the extent not covered by the Interest Remittance Amount);

(B) second, to the Holders of the Class A Certificates, to pay accrued and unpaid interest to the extent unpaid from interest collections, but only to the extent of Prepayment Interest Shortfalls (not covered by payments by the Applicable Servicer or the Master Servicer pursuant to Section 3.24 or Section 4.15, respectively) allocated to such Certificates on such Distribution Date, on a pro rata basis, based on the amount of such Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed;

(C) third, to the Holders of the Mezzanine Certificates, in their order of payment priority, to pay any unpaid Interest Distribution Amount allocable to each such class (in each case to the extent not covered by the Interest Remittance Amount);

(D) fourth, to the Holders of the Mezzanine Certificates, in order of Highest Priority, in each case up to the related unpaid Interest Carry Forward Amount related to such Certificates for such Distribution Date;

(E) fifth, to the Holders of the Mezzanine Certificates, in order of Highest Priority, to pay accrued and unpaid interest to the extent unpaid from interest collections, but only to the extent of Prepayment Interest Shortfalls (not covered by payments by the Applicable Servicer or the Master Servicer pursuant to Section 3.24 or Section 4.15, respectively) allocated to such Certificates on such Distribution Date;

(F) sixth, to the Holders of the Class A Certificates, on a pro rata basis, based on the amount of Net WAC Rate Carryover Amounts previously allocated thereto that remain unreimbursed, and then sequentially to the Holders of the Class of Mezzanine Certificates in order of Highest Priority, the amount of any Net WAC Rate Carryover Amounts remaining unpaid as of that Distribution Date;

(G) seventh, to the Holders of the Class or Classes of Class A and Mezzanine Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, distributable as part of the Principal Distribution Amount, but only to the extent of the principal portion of Realized Losses for such Distribution Date;

(H) eighth, to the Holders of the Class A Certificates, on a pro rata basis, based on the amount of any Allocated Realized Loss Amounts previously allocated thereto that remain unreimbursed, and then to the Holders of the Class of Mezzanine Certificates, in order of Highest Priority, the principal portion of any Allocated Realized Loss Amount previously allocated thereto that remain unreimbursed; and

(I) ninth, to the Holders of the Class CE-1 Certificates any balance remaining.

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(b) Subject to Sections 9.01 and 9.02 hereof, the Securities Administrator agrees to comply with the terms of the Swap Agreement and to enforce the terms and provisions thereof against the Swap Counterparty at the written direction of the Holders of Class A and Mezzanine Certificates entitled to at least 51% of the Voting Rights of such Classes of Certificates, or if the Securities Administrator does not receive such direction from such Certificateholders, then at the written direction of the Class CE-1 Certificateholder.

(c) The Swap Account shall be an Eligible Account. Amounts held in the Swap Account from time to time shall continue to constitute assets of the Trust Fund, but not of any REMIC, until released from the Swap Account pursuant to this Section 5.07. The Swap Account constitutes an “outside reserve fund” within the meaning of U.S. Treasury Regulation Section 1.860G-2(h) and is not an asset of any REMIC. The Class CE-1 Certificateholder shall be the owner of the Swap Account. The Securities Administrator shall keep records that accurately reflect the funds on deposit in the Swap Account. All funds in the Swap Account shall remain uninvested.

(d) The Securities Administrator shall treat the holders of each Class of Certificates (other than the Class CE-1 Certificates, Class CE-2 Certificates and Class R Certificates) as having entered into a notional principal contract with the holders of the Class CE-1 Certificates. Pursuant to each such notional principal contract, all holders of Certificates (other than the Class CE-1 Certificates, Class CE-2 Certificates and Class R Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the holder of the Class CE-1 Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC II Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class IO Distribution Amount”). In addition, pursuant to such notional principal contract, the holder of the Class CE-1 Certificates shall be treated as having agreed to pay the related Net WAC Rate Carryover Amounts to the holders of the Certificates (other than the Class CE-1 Certificates, Class CE-2 Certificates and Class R Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class CE-1 Certificates, Class CE-2 Certificates and Class R Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the holders of such Certificates in respect of the REMIC II Regular Interest corresponding to such Class of Certificates and as having been paid by such holders to the Swap Account pursuant to the notional principal contract. Thus, each Certificate (other than the Class CE-1 Certificates and Class R Certificates) shall be treated as representing not only ownership of regular interests in REMIC II, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(e) On the Closing Date, the Securities Administrator, on behalf of the Trust, shall establish and maintain a Posted Collateral Account pursuant to the terms of the Swap Agreement. The Securities Administrator shall deposit in the Posted Collateral Account all collateral posted by the Swap Counterparty pursuant to Paragraph 13(g)(i) of the credit support annex to the Swap Agreement and held by Securities Administrator, on behalf of the Trust, pursuant to the credit support annex to the Swap Agreement. Assets deposited into the Posted Collateral Account (i) shall not be commingled or used with any other asset held by the Securities Administrator and (ii) shall not be transferred to any other person or entity except as may be provided in the Swap Agreement. The Posted Collateral Account shall be an Eligible Account. All funds in the Posted Collateral Account shall remain uninvested. The Posted Collateral Account and any amounts or assets held in such account shall not be part of any REMIC created hereunder.

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SECTION 5.08 Tax Treatment of Swap Payments and Swap Termination Payments. (a) For federal income tax purposes, each holder of a Class A Certificate or a Mezzanine Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments from the Swap Account in respect of the Net WAC Rate Carryover Amount, and the obligation to make payments to the Swap Account as provided herein. For federal income tax purposes, the Securities Administrator will account for payments to each Class A and Mezzanine Certificates as follows: each Class A and Mezzanine Certificate will be treated as receiving their entire payment from REMIC II (regardless of any Swap Termination Payment or obligation under the Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such Class’ obligation under the Swap Agreement. In the event that any such Class is resecuritized in a REMIC, the obligation under the Swap Agreement to pay any such Swap Termination Payment (or any Net Swap Payment), will be made by one or more of the REMIC Regular Interests issued by the resecuritization REMIC subsequent to such REMIC Regular Interest receiving its full payment from any such Class A or Mezzanine Certificate. Resecuritization of any Class A or Mezzanine Certificate in a REMIC will be permissible only if the Trustee hereunder is the trustee in such resecuritization.

(b) The REMIC regular interest corresponding to a Class A or Mezzanine Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that (i) the maximum interest rate of that REMIC regular interest will equal the Net WAC Pass-Through Rate computed for this purpose by limiting the base calculation amount of the Swap Agreement to the aggregate principal balance of the Mortgage Loans and (ii) any Swap Termination Payment will be treated as being payable solely from Net Monthly Excess Cash Flow. As a result of the foregoing, the amount of distributions and taxable income on the REMIC regular interest corresponding to a Class A or Mezzanine Certificate may exceed the actual amount of distributions on the Class A or Mezzanine Certificate.

ARTICLE VI

THE CERTIFICATES

SECTION 6.01 The Certificates. (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I.

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The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-17. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

Upon original issue, the Certificates shall be executed, authenticated by the Securities Administrator and delivered to the Trustee upon the written order of the Depositor. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Securities Administrator by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Securities Administrator shall bind the Trust notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Securities Administrator by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) The Class A Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates (“Definitive Certificates”) in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures. The Securities Administrator is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Applicable Servicer, the Trustee and, if the Securities Administrator is not the Book-Entry Custodian, the Securities Administrator, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Securities Administrator resigns or is removed in accordance with the terms hereof, the successor Securities Administrator or, if it so elects, the Depository shall immediately succeed to its predecessor’s duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

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The Trustee, the Securities Administrator, the Applicable Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Securities Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

If (i)(A) the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor or (ii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 66% of the Ownership Interests of the Book-Entry Certificates advise the Securities Administrator through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Securities Administrator shall cause the Definitive Certificates to be issued. Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Applicable Servicer, the Master Servicer or the Securities Administrator shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates, and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

SECTION 6.02 Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Securities Administrator in accordance with the provisions of Section 9.11, a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

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(b) No transfer of any Class M-9 Certificate, Class CE-1 Certificate, Class CE-2 Certificate, Class P Certificate or Residual Certificate (the “Private Certificates”) shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Private Certificate is to be made without registration or qualification (other than in connection with (i) the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor, (ii) the transfer of any such Class CE-1 or Class P Certificate to the issuer under the Indenture or the indenture trustee under the Indenture or (iii) a transfer of any such Class CE-1 or Class P Certificate from the issuer under the Indenture or the indenture trustee under the Indenture to the Depositor or an Affiliate of the Depositor), the Securities Administrator shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder’s prospective transferee, substantially in the forms attached hereto as Exhibit F-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Securities Administrator, the Applicable Servicer in its capacity as such or any Sub-Servicer), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder’s prospective transferee upon which such Opinion of Counsel is based, if any. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Depositor and the Applicable Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Notwithstanding the foregoing, in the event of any such transfer of any Ownership Interest in any Private Certificate that is a Book-Entry Certificate, except with respect to the initial transfer of any such Ownership Interest by the Depositor, such transfer shall be required to be made in reliance upon Rule 144A under the 1933 Act, and the transferee will be deemed to have made each of the transferee representations and warranties set forth Exhibit F-1 hereto in respect of such interest as if it was evidenced by a Definitive Certificate. The Certificate Owner of any such Ownership Interest in any such Book-Entry Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Notwithstanding the foregoing, no certification or Opinion of Counsel described in this Section 6.02(b) will be required in connection with the transfer, on the Closing Date, of any Class R Certificate by the Depositor to an “accredited investor” within the meaning of Rule 501(d) of the 1933 Act.

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(c) (i) No purchase or transfer of the Class CE-1 Certificates, the Class CE-2 Certificates, the Class P Certificates or the Residual Certificates or any interest therein shall be made to any Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA (“Plan Assets”)) of a Plan, as certified by such beneficial owner in the form of Exhibit G, unless the beneficial owner provides the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Securities Administrator and the Applicable Servicer to the effect that the purchase and holding of such Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust Fund.

(ii) Until the Swap Agreement terminates in May 2011, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates or any interest therein may not be purchased by or transferred to a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets. Each beneficial owner of such Certificates or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of such Certificates or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets. After the termination of the Swap Agreement in May 2011, each beneficial owner of the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates or the Class M-9 Certificates or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of such Certificates or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets, (B) it has acquired and is holding such Certificates in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that such Certificates must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and such Certificates are so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold such Certificates or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

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(iii) Until the Swap Agreement terminates in May 2011, the Class A-1 Certificates and the Class A-2 Certificates or any interest therein may not be purchased by or transferred to a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets unless the beneficial owner of such Certificates or any interest therein represents that its acquisition and holding of such Certificates or any interest therein is eligible for exemptive relief under one or more of the following exemptions: Prohibited Transaction Class Exemption (“PTCE”) 96-23 (for transactions effected by “in-house asset managers”; PTCE 95-60 (for transactions by insurance company general accounts); PTCE 91-38, (for transactions by bank collective investment funds); PTCE 90-1 (for transactions by insurance company pooled separate accounts); PTCE 84-14 (for transactions effected by “qualified professional asset managers”) (collectively, the “Investor Exemptions”) and Section 408(b)(17) of ERISA (for transactions between a Plan and a person or an entity that is a party in interest to such Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Plan involved in the transaction) solely by reason of providing services to the Plan, but only if the Plan pays no more, or receives no less, than adequate consideration) (the “Service Provider Exemption”). After the termination of the Swap Agreement in May 2011, each beneficial owner of the Class A-1 Certificates or the Class A-2 Certificates or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of such Certificates or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets, (B) it has acquired and is holding such Certificates in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that such Certificates must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and such Certificates are so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) it has acquired and is holding such Certificates in reliance on the Service Provider Exemption or one or more of the Investor Exemptions and it understands that there are certain conditions to the availability of the Service Provider Exemption and the Investor Exemptions.

(iv) Neither a certification nor an Opinion of Counsel shall be required in connection with (A) the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor, (B) the transfer of any such Certificate to the issuer under the Indenture or the indenture trustee under the Indenture or (C) a transfer of any such Certificate from the issuer under the Indenture or the indenture trustee under the Indenture to the Depositor or an Affiliate of the Depositor (in which case such transferee shall be deemed to have represented that it is not purchasing with Plan Assets), the Trustee and the Securities Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee and the Securities Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

(v) If any Certificate or any interest therein is acquired or held in violation of the provisions of this Section 6.02(c), the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or any interest therein was effected in violation of the provisions of this Section 6.02(c) shall indemnify and hold harmless the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

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(d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Securities Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a “Transfer Affidavit and Agreement,” in the form attached hereto as Exhibit F-2) from the proposed Transferee, in form and substance satisfactory to the Securities Administrator, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 6.02(d) and agrees to be bound by them.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Securities Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-2 from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Securities Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

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(E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Securities Administrator written notice that it is a “pass-through interest holder” within the meaning of temporary U.S. Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a “pass-through interest holder.”

(ii) The Securities Administrator will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Securities Administrator as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Securities Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

(iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 6.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 6.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, but not the obligation, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Securities Administrator. Such purchaser may be the Securities Administrator itself or any Affiliate of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Securities Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

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(iv) The Securities Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in U.S. Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the “excess inclusions” of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Securities Administrator.

(v) The provisions of this Section 6.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Securities Administrator at the expense of the party seeking to modify, add to or eliminate any such provision the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

(B) an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any Trust REMIC to cease to qualify as a REMIC and will not cause any Trust REMIC to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

(e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Securities Administrator maintained for such purpose pursuant to Section 9.12, the Securities Administrator shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

(f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Securities Administrator maintained for such purpose pursuant to Section 9.12. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Securities Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the Holder thereof may exchange, in the manner described above, such Class R Certificate for two separate Certificates, each representing such Holder’s respective Percentage Interest in the Class R-I Interest and the Class R-II Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

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(g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Securities Administrator in accordance with its customary procedures.

SECTION 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Securities Administrator such security or indemnity as may be required by it to save it and the Trustee harmless, then, in the absence of actual knowledge by the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Applicable Servicer, the Master Servicer, Securities Administrator, the Trustee or any agent of any of them shall be affected by notice to the contrary.

SECTION 6.05 Certain Available Information. On or prior to the date of the first sale of any Private Certificate to an Independent third party, the Depositor shall provide to the Securities Administrator a copy of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Securities Administrator, the

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Depositor promptly shall inform the Trustee and the Securities Administrator of such event and shall deliver to the Securities Administrator a copy of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Securities Administrator shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate, a Certificate Owner or any Person identified to the Securities Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder, a Certificate Owner or prospective transferee of a Private Certificate, the related private placement memorandum or other disclosure document relating to such Class of Certificates, in the form most recently provided to the Securities Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 13.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 5.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Securities Administrator since the Closing Date pursuant to Section 11.01(h), (D) any and all Officer’s Certificates delivered to the Master Servicer by the Applicable Servicer since the Closing Date to evidence the Applicable Servicer’s determination that any Advance or Servicing Advance was, or if made, would be a Nonrecoverable Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officer’s Certificates delivered to the Trustee and the Master Servicer by the Applicable Servicer since the Closing Date pursuant to Section 5.04(a). Copies of any and all of the foregoing items will be available by mail from the Securities Administrator upon request at the expense of the Person requesting the same.

ARTICLE VII

THE DEPOSITOR, THE APPLICABLE SERVICER AND THE MASTER SERVICER

SECTION 7.01 Respective Liabilities of the Depositor, the Applicable Servicer and the Master Servicer. The Depositor, the Applicable Servicer and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor, Applicable Servicer and Master Servicer and undertaken hereunder by the Depositor, the Applicable Servicer, and the Master Servicer herein.

SECTION 7.02 Merger or Consolidation of the Depositor, the Master Servicer or the Applicable Servicer. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Applicable Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a national banking association under the laws of the United States of America. The Depositor, the Applicable Servicer and the Master Servicer each will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

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The Depositor, the Master Servicer or the Applicable Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its Servicing Assets (as defined below) to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Applicable Servicer shall be a party, or any Person succeeding to the residential mortgage loan servicing business of the Depositor, the Master Servicer or the Applicable Servicer, shall be the successor of the Depositor, the Master Servicer or the Applicable Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (i) such Person shall have a net worth of not less than $1,000,000 and (ii) the Rating Agencies’ ratings of the Class A Certificates and the Mezzanine Certificates in effect immediately prior to such merger or consolidation or transfer will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies); and provided further, that any successor to the Master Servicer shall meet the eligibility requirements set forth in Section 7.06. “Servicing Assets” means the personnel, equipment, facilities (or leases relating thereto) and other assets required to operate as a residential mortgage loan servicer that are currently being utilized by the Applicable Servicer

SECTION 7.03 Limitation on Liability of the Depositor, the Master Servicer, the Applicable Servicer and Others. (a) None of the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Securities Administrator or the Applicable Servicer shall be under any liability to the Trustee, Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on any such Person pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer the Securities Administrator, or the Applicable Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Securities Administrator, the Applicable Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer the Securities Administrator, or the Applicable Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss,

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liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer the Securities Administrator, or the Applicable Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that each of the Depositor, the Master Servicer, the Securities Administrator and the Applicable Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the Securities Administrator, or the Applicable Servicer shall be entitled to be reimbursed therefor from the Custodial Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account. Nothing in this Subsection 7.03(a) shall affect the Applicable Servicer’s or the Master Servicer’s obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(b) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Applicable Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

SECTION 7.04 Limitation on Resignation of the Applicable Servicer. (a) Other than in relation to a servicing transfer on the Interim Servicing Transfer Date, the Applicable Servicer shall not resign from the obligations and duties hereby imposed on it except by consent of the Master Servicer or upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Applicable Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Applicable Servicer and delivered to the Trustee and the Master Servicer. No resignation of the Applicable Servicer shall become effective until a successor servicer shall have assumed the Applicable Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

(b) Except as expressly provided herein, the Applicable Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Applicable Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Applicable Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Applicable Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.

SECTION 7.05 Limitation on Resignation of the Master Servicer. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Rating Agencies. No resignation of the Master Servicer shall become effective until the Trustee or other successor Master Servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

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SECTION 7.06 Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee shall accept in writing such assignment and delegation and assume the obligations of the Master Servicer hereunder and (a) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (b) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (c) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

SECTION 7.07 Rights of the Depositor in Respect of the Applicable Servicer and the Master Servicer. Each of the Applicable Servicer and the Master Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Master Servicer, the Securities Administrator and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Applicable Servicer or the Master Servicer (and any such Sub-Servicer) in respect of the Applicable Servicer’s rights and obligations hereunder and access to officers of the Applicable Servicer or the Master Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, each of the Applicable Servicer and the Master Servicer shall furnish to the Depositor and the Trustee its (and any such Sub-Servicer’s) most recent financial statements and such other information relating to the Applicable Servicer’s or the Master Servicer’s capacity to perform its obligations under this Agreement as it possesses (and that any such Sub-Servicer possesses). To the extent the Depositor, the Securities Administrator and the Trustee are informed that such information is not otherwise available to the public, the Depositor, the Securities Administrator and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without

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the Applicable Servicer’s or the Master Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Securities Administrator and the Trustee or the Trust Fund, and in any case, the Depositor, the Securities Administrator or the Trustee, (iii) in disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee or the Securities Administrator from sources other than the Depositor, the Applicable Servicer, or the Master Servicer, (iv) disclosure as required pursuant to this Agreement or (v) in disclosure of any and all information (A) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor, the Applicable Servicer, the Securities Administrator or the Master Servicer or (B) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee or the Securities Administrator having a need to know the same, provided that the Trustee or the Securities Administrator advises such recipient of the confidential nature of the information being disclosed, and uses its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Applicable Servicer or the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Applicable Servicer or the Master Servicer this Agreement or exercise the rights of the Applicable Servicer or the Master Servicer under this Agreement; provided that neither the Master Servicer nor the Applicable Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Applicable Servicer or the Master Servicer and is not obligated to supervise the performance of the Applicable Servicer or the Master Servicer under this Agreement or otherwise.

ARTICLE VIII

DEFAULT

SECTION 8.01 Servicer Events of Default; Master Servicer Events of Default.
(a)“Servicer Event of Default,” wherever used herein, means any one of the following events:

(i) any failure by the Applicable Servicer to remit to the Securities Administrator for distribution to the Certificateholders any payment (other than an Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 5.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one (1) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Applicable Servicer by the Depositor or the Securities Administrator (in which case notice shall be provided by telecopy), or to the Applicable Servicer, the Depositor and the Securities Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii) any failure on the part of the Applicable Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Applicable Servicer contained in this Agreement, or the breach by the Applicable Servicer of any representation and warranty contained in Section 2.05, which continues unremedied for a period of 30 days (or if such failure or breach cannot be remedied within 30 days, then such remedy shall have been commenced within 30 days and diligently pursued thereafter; provided, however, that in no event shall such failure or breach be allowed to exist for a period of greater than 90 days) or 15 days in the case of a failure to pay the premium for any insurance policy required to be maintained under this Agreement after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Applicable Servicer by the Depositor or the Securities Administrator, or to the Applicable Servicer, the Depositor and the Securities Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer; or

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(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Applicable Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iv) the Applicable Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v) the Applicable Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) any failure of the Applicable Servicer to make any Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 5.03 which continues unremedied until 12:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date.

If a Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Master Servicer may, and at the written direction of the Holders of Certificates entitled to at least 66% of Voting Rights, the Master Servicer shall, by notice in writing to the Applicable Servicer and to the Depositor, with a copy to the Master Servicer, terminate all of the rights and obligations of the Applicable Servicer in its capacity as Applicable Servicer under this Agreement, to the extent permitted by law, in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (vi) hereof shall occur,

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the Master Servicer shall, by notice in writing to the Applicable Servicer and the Trustee, terminate all of the rights and obligations of the Applicable Servicer in its capacity as Applicable Servicer under this Agreement in and to the Mortgage Loans and the proceeds thereof and the Master Servicer as successor servicer, or another successor servicer appointed in accordance with Section 8.02, shall immediately make such Advance, subject to a determination of recoverability. Notwithstanding the foregoing, if Wells Fargo Bank, N.A. is the Applicable Servicer, and if a Servicer Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Applicable Servicer, terminate all of the rights and obligations of the Applicable Servicer in its capacity as Applicable Servicer under this Agreement in and to the Mortgage Loans and the proceeds thereof and the Trustee, or a successor servicer appointed in accordance with Section 8.02, shall immediately make such Advance. On or after the receipt by the Applicable Servicer of such written notice, all authority and power of the Applicable Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Applicable Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, provided, however, the parties acknowledge that notwithstanding the preceding sentence there may be a transition period, not to exceed 90 days, in order to effect the transfer of the Servicing obligations to the Master Servicer or other successor servicer. The Applicable Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer with all documents and records requested by it to enable it to assume the Applicable Servicer’s functions under this Agreement, and to cooperate with the Master Servicer in effecting the termination of the Applicable Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the Applicable Servicer to the Custodial Account held by or on behalf of the Applicable Servicer, the Certificate Account or any REO Account or Servicing Account held by or on behalf of the Applicable Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Applicable Servicer (provided, however, that the Applicable Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances, Servicing Advances or otherwise, and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01, the Master Servicer shall not be deemed to have knowledge of a Servicer Event of Default unless a Master Servicing Officer has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Master Servicer and such notice references the Certificates, the Trust Fund or this Agreement.

(b) “Master Servicer Event of Default,” wherever used herein, means any one of the following events:

(i) any failure on the part of the Master Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.04, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

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(ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iii) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(iv) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

If a Master Servicer Event of Default shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On and after receipt by the Master Servicer of such written notice, all responsibilities and duties of the Master Servicer and all liabilities of the Master Servicer arising thereafter shall be assumed by the Trustee in accordance with the terms and provisions hereof and all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the Master Servicer under this Agreement, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer’s functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer’s responsibilities and rights under this Agreement (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01(b), the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement.

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Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay of the Master Servicer in delivering or providing, any cash, information, documents or records to it. Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or Master Servicing Fee or for any differential in the amount of the Servicing Fee or Master Servicing Fee paid hereunder and the amount necessary to induce any successor servicer or successor master servicer to act as successor servicer or successor master servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.

SECTION 8.02 Master Servicer to Act; Appointment of Successor. (a) (1) For so long as Wells Fargo is not the Applicable Servicer, on and after the time the Applicable Servicer receives a notice of termination the Master Servicer (or, if Wells Fargo is the Applicable Servicer, the Trustee) shall be the successor in all respects to the Applicable Servicer in its capacity as Applicable Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Master Servicer (or by the Trustee, as applicable) (except for any representations or warranties of the Applicable Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.05 and the obligation to deposit amounts in respect of losses pursuant to Section 3.12) in accordance with the terms and provisions hereof including, without limitation, the Applicable Servicer’s obligations to make Advances pursuant to Section 5.03; provided, however, that if the Master Servicer (or Trustee, as applicable) is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Master Servicer (or Trustee, as applicable) shall not be obligated to make Advances pursuant to Section 5.03; and provided further, that any failure to perform such duties or responsibilities caused by the Applicable Servicer’s failure to provide information required by Section 8.01 shall not be considered a default by the Master Servicer (or Trustee, as applicable) as successor to the Applicable Servicer hereunder. As compensation therefor, the Master Servicer (or Trustee, as applicable) shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Applicable Servicer would have been entitled had it continued to act hereunder. Notwithstanding the above and subject to Section 8.02(a)(2) below, the Master Servicer or the Trustee, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates entitled to at least 66% of the Voting Rights so request in writing to the Trustee, promptly appoint or petition a court of competent jurisdiction to appoint, a Fannie Mae or Freddie Mac approved mortgage loan servicing institution acceptable to each Rating Agency without qualification, withdrawal or downgrading of the ratings then assigned to any of the Certificates and having a net worth of not less than $10,000,000, as the successor to the Applicable Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Applicable Servicer under this Agreement.

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All Servicing Transfer Costs shall be paid by the predecessor servicer upon presentation of reasonable documentation of such costs (provided, that if the Trustee or the Master Servicer is the predecessor servicer by reason of this Section 8.02, such costs shall be paid by the Applicable Servicer preceding the Trustee or the Master Servicer as successor servicer, and if such predecessor or initial servicer, as applicable, defaults in its obligation to pay such costs, such costs shall be paid by the successor servicer, the Master Servicer or the Trustee (in which case the successor servicer, the Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust Fund).

All costs associated with the transfer of master servicing responsibilities shall be paid by the predecessor master servicer upon presentation of reasonable documentation of such costs (provided, that if the Trustee is the predecessor master servicer by reason of this Section 8.02, such costs shall be paid by the Master Servicer preceding the Trustee), and if such Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the Trustee (in which case the Trustee shall be entitled to reimbursement therefor from the assets of the Trust Fund).

(2) No appointment of a successor to an Applicable Servicer under this Agreement shall be effective until the assumption by the successor of all of the Applicable Servicer’s responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Applicable Servicer as such hereunder. The Depositor, the Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Applicable Servicer under this Agreement, the Master Servicer shall act in such capacity as hereinabove provided.

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SECTION 8.03 Notification to Certificateholders. (a) Upon any termination of the Applicable Servicer or the Master Servicer pursuant to Section 8.01 above or any appointment of a successor to the Applicable Servicer or the Master Servicer pursuant to Section 8.02 above, the Trustee or Securities Administrator, as applicable, shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or Master Servicer Event of Default or five days after a Responsible Officer of the Trustee or Securities Administrator, as applicable, becomes aware of the occurrence of such an event, the Trustee or Securities Administrator, as applicable, shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default or Master Servicer Event of Default shall have been cured or waived.

SECTION 8.04 Waiver of Events of Default. Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicer Event of Default or Master Servicer Event of Default hereunder may waive such default or Servicer Event of Default or Master Servicer Event of Default; provided, however, that a default or Servicer Event of Default under clause (i) or (vi) of Section 8.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Servicer Event of Default or Master Servicer Event of Default, such default or Servicer Event of Default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicer Event of Default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE IX

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

SECTION 9.01 Duties of Trustee and Securities Administrator. (a) The Trustee, prior to the occurrence of a Servicer Event of Default or a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default and all Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. During the continuance of a Master Servicer Event of Default or a Servicer Event of Default (in each case, which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

(b) Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on its face to the requirements of this Agreement. If any such instrument is found not to conform on their face to the requirements of this Agreement in a material manner, the Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Trustee thereof and the Trustee will provide notice thereof to the Certificateholders.

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(c) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i) With respect to the Trustee, prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred, and at all times with respect to the Securities Administrator, the respective duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator, and, in the absence of bad faith on the part of the Trustee or Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, that conform to the requirements of this Agreement;

(ii) Neither the Trustee nor the Securities Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or a Responsible Officer or Responsible Officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

(iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement.

(d) The Securities Administrator shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) “prohibited transaction” penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a Trust REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on “net income from foreclosure property” as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Securities Administrator of its obligations hereunder, which breach constitutes negligence or misconduct of the Securities Administrator.

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SECTION 9.02 Certain Matters Affecting the Trustee and Securities Administrator. (a) Except as otherwise provided in Section 9.01:

(i) The Trustee or the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee or the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or the Swap Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) With respect to the Trustee, prior to the occurrence of a Master Servicer Event of Default hereunder and after the curing of all Master Servicer Events of Default which may have occurred, and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, not reasonably assured to the Trustee or the Securities Administrator by such Certificateholders, the Trustee or the Securities Administrator may require indemnity reasonably satisfactory to it against such expense or liability from such Certificateholders as a condition to taking any such action;

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(vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys, and neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

(vii) Neither the Trustee nor the Securities Administrator shall have an obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from the Applicable Servicer or the Depositor. Except as provided in Section 3.12(b) with respect to the funds on deposit in the Certificate Account, in no event shall the Trustee or the Securities Administrator be liable for the selection of investments or for investment losses incurred thereon and the Trustee and the Securities Administrator shall have no liability in respect of losses incurred as a result of the liquidation of any investment incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Applicable Servicer or the Depositor to provide timely written investment direction;

(viii) In order to comply with its duties under the USA Patriot Act of 2001, the Trustee and the Securities Administrator shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party’s name, address and other identifying information; and

(ix) In no event shall the Trustee be liable, directly or indirectly, for any special, indirect or consequential damages, even if the Trustee has been advised of the possibility of such damages.

(b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee and the Securities Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Securities Administrator shall be brought in the name of the Trustee or the Securities Administrator for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

(c) The Securities Administrator is hereby directed by the Depositor to execute the Swap Agreement on behalf of the Trust in the form presented to it by the Depositor and shall have no responsibility for the contents of the Swap Agreement, including, without limitation, the representations and warranties contained therein. Any funds payable by the Securities Administrator under the Swap Agreement at closing shall be paid by the Depositor. Notwithstanding anything to the contrary contained herein or in the Swap Agreement, the Securities Administrator shall not be required to make any payments out of its own funds to the counterparty under the Swap Agreement.

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SECTION 9.03 Trustee and Securities Administrator not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, the authentication of the Securities Administrator on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 9.13) shall be taken as the statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 9.13) or of the Certificates (other than, as to the Securities Administrator, the signature of the Securities Administrator and authentication of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS® System. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Applicable Servicer, other than with respect to the Securities Administrator any funds held by it or on behalf of the Trustee in accordance with Section 3.10, subject to Section 9.01.

SECTION 9.04 Trustee and Securities Administrator May Own Certificates. Each of the Trustee and the Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates and may transact business with other interested parties and their Affiliates with the same rights it would have if it were not Trustee or the Securities Administrator.

SECTION 9.05  Expenses of the Trustee and Securities Administrator. (a)  The Trustee and the Securities Administrator, or any director, officer, employee or agent of the Trustee and Securities Administrator, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee or Securities Administrator including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee’s or Securities Administrator’s performance in accordance with the provisions of this Agreement) incurred by the Trustee or Securities Administrator in connection with any Servicer Event of Default or Master Servicer Event of Default (not including expenses, disbursements and advances incurred or made by the Trustee in its capacity as successor servicer), default, claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement or the Swap Agreement, other than any loss, liability or expense (i) resulting from a breach of the Applicable Servicer’s obligations and duties under this Agreement (for which the Applicable Servicer indemnifies pursuant to Sections 9.05(b) and 11.03(b)), (ii) for the expenses of preparing and filing Tax Returns pursuant to Section 11.01(d) or (iii) any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder. Any amounts payable to the Trustee or the Securities Administrator, or any director, officer, employee or agent of the Trustee or Securities Administrator in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee or the Securities Administrator, or any director, officer, employee or agent of the Trustee, may have hereunder in its capacity as such, may be withdrawn by the Trustee or the Securities Administrator from the Certificate Account at any time.

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(b) The Applicable Servicer agrees to indemnify the Trustee and the Securities Administrator from, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) resulting from a breach of the Applicable Servicer’s obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Securities Administrator. Any payment hereunder made by the Applicable Servicer to the Trustee or the Securities Administrator shall be from the Applicable Servicer’s own funds, without reimbursement from the Trust Fund therefor.

The provisions of this Section 9.05 shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee

SECTION 9.06 Eligibility Requirements for Trustee and Securities Administrator. The Trustee and the Securities Administrator shall at all times be a corporation or an association (other than the Depositor, the Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Any successor trustee appointed pursuant to Section 9.07 shall have a sufficient rating so as to maintain the then-current ratings of the Certificates. In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.07.

SECTION 9.07 Resignation and Removal of the Trustee and Securities Administrator. The Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator (in the case of resignation of the Trustee), the Trustee (in the case of resignation of the Securities Administrator) and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor trustee or successor securities administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator, Master Servicer and the Applicable Servicer by the Depositor. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or removal, the Trustee or Securities Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee, successor securities administrator, Trustee or Securities Administrator, as applicable.

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If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as applicable and appoint a successor trustee or the successor securities administrator, as applicable, by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Securities Administrator so removed and to the successor trustee or successor securities administrator. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor.

The Holders of Certificates entitled to at least 66% of the Voting Rights may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee (in the case of the removal of the Securities Administrator), the Securities Administrator (in the case of the removal of the Trustee) and the Master Servicer by the Depositor.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 9.08. Any costs associated with removing and replacing the Trustee shall be payable by the Trustee being removed or replaced if such Trustee is being removed or replaced for cause. Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

SECTION 9.08 Successor Trustee or Securities Administrator. Any successor trustee or successor securities administrator appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein. The predecessor trustee or predecessor securities administrator shall deliver to the successor trustee or successor securities administrator all Mortgage Files and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a custodian, which custodian shall become the agent of any successor trustee or successor securities administrator hereunder), and the Depositor and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

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No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 9.06 and the appointment of such successor trustee or successor securities administrator shall not result in a downgrading of any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09 Merger or Consolidation of Trustee or Securities Administrator. Any corporation or association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Securities Administrator shall be the successor of the Trustee or the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.10 Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the Applicable Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Applicable Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Applicable Servicer. If the Applicable Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof. The Applicable Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed under this Section 9.10.

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(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Applicable Servicer or Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Applicable Servicer.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11 Trustee to Execute Custodial Agreement and Securities Administrator to Execute Swap Agreement. The Depositor hereby directs each of the Trustee and the Securities Administrator to execute, deliver and perform its obligations under the Custodial Agreement and the Swap Agreement, respectively, on the Closing Date and thereafter on behalf of the Holders of the Class A Certificates and the Mezzanine Certificates. The Depositor, the Applicable Servicer and the Holders of the Class A Certificates and the Mezzanine Certificates by their acceptance of such Certificates acknowledge and agree that each of the Trustee and the Securities Administrator shall execute, deliver and perform its obligations under the Custodial Agreement and the Swap Agreement, respectively, and shall do so solely in its capacity as Trustee of the Trust Fund and in its capacity as Securities Administrator, respectively, and not in its individual capacity.

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SECTION 9.12 Appointment of Office or Agency. The Certificates may be surrendered for registration of transfer or exchange and presented for final distribution at the Securities Administrator’s Corporate Trust Office located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

SECTION 9.13 Representations and Warranties of the Trustee and the Securities Administrator. Each of the Trustee and Securities Administrator hereby represents and warrants, solely as to itself, to the Applicable Servicer and the Depositor, as of the Closing Date, that:

(i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or bylaws.

(iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

SECTION 9.14 Interim Servicer and Servicer Indemnification.

Each of the Interim Servicer and the Servicer agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the Interim Servicer’s or Servicer’s covenants set forth in Article III or this Article IX

SECTION 9.15 Valid, Legal and Binding Obligation. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

SECTION 9.16 Appointment of the Custodian. The Trustee may, at the direction of the Depositor and with the consent of the Applicable Servicer, appoint the Custodian to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into the Custodial Agreement. The appointment of the Custodian may at any time be terminated in accordance with the Custodial Agreement and a substitute custodian appointed therefor upon the reasonable request of the Applicable Servicer to the Trustee, the consent to which shall not be unreasonably withheld. The Master Servicer shall pay the fees (out of the Master Servicer Fee) and expenses not covered by the monthly fee paid to the Custodian and indemnity afforded to the Custodian (out of the Certificate Account) in accordance with Section 9.05 hereof and the Custodial Agreement. To the extent any fees and expenses of the Custodian are not paid by the Master Servicer, the Securities Administrator shall pay such fees and expenses from the Trust Fund. The Trustee, as directed by the Depositor and with the consent of the Applicable Servicer initially appoints LaSalle Bank National Association, as Custodian. Subject to Article IX hereof, the Trustee agrees to comply with the terms of the Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by the Custodian. The Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. The Custodial Agreement may be amended only as provided therein. The Trustee shall not be liable for the acts or omissions of the Custodian. In no event shall the appointment of the Custodian pursuant to the Custodial Agreement diminish the obligations of the Trustee hereunder.

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ARTICLE X

TERMINATION

SECTION 10.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans. (a) Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Interim Servicer, the Servicer, the Master Servicer and the Trustee (other than the obligations of the Applicable Servicer and the Master Servicer to the Trustee pursuant to Section 9.05 and of the Applicable Servicer to make remittances to the Securities Administrator and of the Securities Administrator to make payments in respect of the REMIC I Regular Interests and the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (b) the latest possible Maturity Date. Subject to Section 3.10 hereof, the purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price equal to the greater of (i) the Stated Principal Balance of the Mortgage Loans and the appraised value of any REO Properties (such appraisal to be conducted by an Independent appraiser mutually agreed upon by the Terminator and, to the extent that the Class A Certificates or a Class of Mezzanine Certificates will not receive all amounts owed to it as a result of the termination, the Trustee, in their reasonable discretion) and (ii) the fair market value of the Mortgage Loans and the REO Properties (as determined by the Terminator and, to the extent that the Class A Certificates or a Class of Mezzanine Certificates will not receive all amounts owed to it as a result of the termination, the Trustee (it being understood and agreed that any determination by the Trustee shall be made solely in reliance on an appraisal by an Independent appraiser as provided above)), as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to the related Certificateholders pursuant to Section 10.01(c), in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, any Swap Termination Payment payable to the Swap Counterparty then remaining unpaid or which is due to the exercise of such option, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Net WAC Rate Carryover Amounts (the “Termination Price”); provided, however, such option may only be exercised if the Termination Price is sufficient to pay all interest accrued on, as well as amounts necessary to retire the principal balance of, each class of notes issued pursuant to the Indenture. If the determination of the fair market value of the Mortgage Loans and REO Properties shall be required to be made by the Terminator and an Independent appraiser as provided above, (A) such appraisal shall be obtained at no expense to the Trustee and (B) the Trustee may conclusively rely on, and shall be protected in relying on, such appraisal.

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(b) The majority Holder of the Class CE-1 Certificates shall have the right (the party exercising such right, the “Terminator”) to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph in the manner set forth in Section 10.01(c) below if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

(c) Notice of the liquidation of the Certificates shall be given promptly by the Securities Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 10th day and not later than the 20th day of the month next preceding the month of the final distribution on the related Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the REMIC I Regular Interests, as applicable and the related Certificates will be made upon presentation and surrender of the related Certificates at the office or agency of the Securities Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests or the related Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the related Certificates at the office of the Securities Administrator. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Securities Administrator for deposit in the Certificate Account, not later than the third Business Day preceding the date for such final payment, an amount in immediately available funds equal to the above-described purchase price. The Securities Administrator shall remit to the Applicable Servicer from such funds deposited in the Certificate Account (i) any amounts which the Applicable Servicer would be permitted to withdraw and retain from the Custodial Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Securities Administrator to the Applicable Servicer from amounts on deposit in the Certificate Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 11.01(d) below. Upon certification to the Trustee by the Terminator of the making of such final deposit, the Trustee shall promptly cause the release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

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Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

SECTION 10.02 Additional Termination Requirements. (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 10.01, the Trust Fund (or the applicable Trust REMIC) shall be terminated in accordance with the following additional requirements:

(i) The Securities Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC’s final Tax Return pursuant to U.S. Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

(ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Terminator for cash; and

(iii) At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates in respect of the Class R-I Interest all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b) At the expense of the requesting Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 10.01, at the expense of the Depositor without the right of reimbursement from the Trust Fund), the Terminator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 10.02.

(c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Securities Administrator to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.

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ARTICLE XI

REMIC PROVISIONS

SECTION 11.01 REMIC Administration. (a) The Trustee shall elect to treat each Trust REMIC as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made by the Trustee on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Interest shall be designated as the sole class of Residual Interests in REMIC I. The REMIC regular interest components of the Class A Certificates, the Mezzanine Certificates, the Class CE-1 Certificates and the Class CE-2 Certificates shall be designated as the Regular Interests in REMIC II and the Class R-II Interest shall be designated as the sole class of Residual Interests in REMIC II. Neither the Trustee nor the Securities Administrator shall permit the creation of any “interests” in any Trust REMIC (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests and the interests represented by the Certificates.

(b) The Closing Date is hereby designated as the “Startup Day” of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

(c) The Securities Administrator shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to each Trust REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel required to be obtained hereunder. The Securities Administrator, as agent for each Trust REMIC’s tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any Trust REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under U.S. Treasury Regulations Section 1.860F-4(d) and U.S. Treasury Regulations Section 301.6231(a)(7)-1, as the tax matters person of the Trust REMICs created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Securities Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

(d) The Securities Administrator shall prepare and file, and the Trustee shall sign, all of the Tax Returns (including Form 8811, which must be filed within 30 days following the Closing Date) in respect of each Trust REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.

(e) The Securities Administrator, as an agent for each Trust REMIC tax matters person, shall perform on behalf of each Trust REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Securities Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC. The Depositor shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

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(f) The Securities Administrator shall take such action and shall cause each Trust REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions. The Securities Administrator shall not take any action or cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Securities Administrator has received an Opinion of Counsel, addressed to the Securities Administrator (at the expense of the party seeking to take such action but in no event at the expense of the Securities Administrator) to the effect that the contemplated action will not, with respect to any Trust REMIC, endanger such status or result in the imposition of such a tax, nor shall the Applicable Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Securities Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Applicable Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any Trust REMIC or the respective assets of each, or causing any Trust REMIC to take any action, which is not contemplated under the terms of this Agreement, the Applicable Servicer will consult with the Securities Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC and the Applicable Servicer shall not take any such action or cause any Trust REMIC to take any such action as to which the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur; provided that the Applicable Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing. The Securities Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Securities Administrator. At all times as may be required by the Code, the Securities Administrator will ensure that substantially all of the assets of each trust REMIC I will consist of “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code, to the extent such obligations are within the Securities Administrator’s control and not otherwise inconsistent with the terms of this Agreement.

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(g) In the event that any tax is imposed on “prohibited transactions” of any Trust REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Securities Administrator pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Article XI, (ii) to the Applicable Servicer pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Applicable Servicer of any of its obligations under Article III or this Article XI, or (iii) in all other cases, against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom.

(h) On or before April 15 of each calendar year, commencing April 15, 2008, the Securities Administrator shall deliver to each Rating Agency an Officer’s Certificate of the Securities Administrator stating the Securities Administrator’s compliance with this Article XI.

(i) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis.

(j) Following the Startup Day, neither the Applicable Servicer nor the Securities Administrator shall accept any contributions of assets to any Trust REMIC other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any Trust REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(k) Neither the Securities Administrator nor the Applicable Servicer shall enter into any arrangement by which any Trust REMIC will receive a fee or other compensation for services nor knowingly permit any Trust REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

SECTION 11.02 Prohibited Transactions and Activities. Neither the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any Trust REMIC (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to any Trust REMIC after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

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SECTION 11.03 Interim Servicer, Servicer, Master Servicer and Trustee Indemnification. (a) The Trustee agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator, the Interim Servicer or the Servicer including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator, the Interim servicer or the Servicer as a result of a breach of the Trustee’s covenants set forth in this Article XI.

(b) Each of the Interim Servicer and Servicer agree to indemnify the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as a result of a breach of the Interim Servicer’s or Servicer’s covenants set forth in Article III or this Article XI.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the Interim Servicer, the Servicer and the Trustee for any taxes and costs including any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Applicable Servicer or the Trustee, as a result a breach of the Master Servicer’s covenants set forth in Article IV.

(d) The Securities Administrator agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor or the Trustee including any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Interim Servicer, the Servicer or the Trustee as a result of a breach of the Securities Administrator’s covenants set forth in this Article XI.

ARTICLE XII

TRUSTEE AND SECURITIES ADMINISTRATOR COMPLIANCE WITH REGULATION AB

SECTION 12.01  Intent of the Parties; Reasonableness. The Seller, the Trustee,, the Securities Administrator, the Depositor and the Applicable Servicer acknowledge and agree that the purpose of Article XII of this Agreement is to facilitate compliance by the Seller and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Seller nor the Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. Each of the Depositor, the Seller, the Applicable Servicer and the Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Seller or the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each of the Master Servicer, Applicable Servicer and the Trustee shall cooperate fully with the Seller to deliver to the Seller (including any of its assignees or designees) and the Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller or the Depositor to permit the Seller or the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Applicable Servicer, the Trustee and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Seller or the Depositor to be necessary in order to effect such compliance.

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SECTION 12.02 Additional Representations and Warranties of the Trustee and the Securities Administrator. For so long as the Trust is subject to the reporting requirements of the Exchange Act, each of the Trustee and Securities Administrator agrees that:

(a) Each of the Trustee and the Securities Administrator shall be deemed to represent, as to themselves, to the Seller and to the Depositor, as of the date hereof and the date on which information is provided to the Seller or the Depositor under Sections 12.01, 12.02(b) or 12.03 that, except as disclosed in writing to the Seller or the Depositor prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any act or failure to act of the Trustee or Securities Administrator, respectively; (ii) it has not been terminated as trustee or securities administrator, as applicable, in a securitization of mortgage loans, (iii) there are no aspects of its financial condition that could have a material adverse effect on its performance of its trustee or securities administrator obligations, as applicable, under this Agreement or any other Securitization Transaction as to which it is the trustee or securities administrator, as applicable; (iv) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Certificateholders; and (v) there are no affiliations relating to the Trustee and there are no affiliations, relationships or transactions outside the ordinary course of business relating to the Securities Administrator, with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement (the “Transaction Parties”).

(b) If so requested by the Seller or the Depositor on any date following the date on which information is first provided to the Seller or the Depositor under Section 11.03, the Trustee and the Securities Administrator shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request or such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

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SECTION 12.03 Information to Be Provided by the Securities Administrator. (a)  For so long as the Trust is subject to the reporting requirements of the Exchange Act, for the purpose of satisfying the Depositor’s and the Seller’s reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Securities Administrator shall provide to the Applicable Servicer and the Seller a written description of (A) any litigation or governmental proceedings pending against the Trustee or the Securities Administrator, respectively, as of the last day of the calendar month that would be material to Certificateholders, and (B) any affiliations or relationships (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Trustee or the Securities Administrator, respectively, and any Transaction Party of the type described in Section 12.02(a)(iv) or 12.02(a)(v) as of the last day of each calendar year. Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs, and any notices and descriptions required with respect to affiliations, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than January 31 of the calendar year following the year in which the relevant event occurs. As of the date the Depositor or the Securities Administrator files each Report on Form 10-D and Report on Form 10-K with respect to the Certificates, the Securities Administrator will be deemed to represent that any information previously provided under this Article XII is materially correct and does not have any material omissions unless the Securities Administrator has provided an update to such information.

(b) In addition to such information as the Securities Administrator is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Applicable Servicer or the Seller in its reasonable good faith determination, the Securities Administrator shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

SECTION 12.04 Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Securities Administrator shall:

(a) deliver to the Seller, the Depositor and the Master Servicer a report (in form and substance reasonably satisfactory to the Seller, the Depositor and the Master Servicer) regarding the Securities Administrator’s assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Seller, the Depositor and the Master Servicer and signed by an authorized officer of the Securities Administrator, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto;

(b) deliver to the Seller, the Depositor and the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Seller, the Depositor and the Master Servicer that attests to, and reports on, the assessment of compliance made by the Securities Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

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SECTION 12.05 Indemnification; Remedies. (a) The Securities Administrator, as applicable, shall indemnify the Seller, each affiliate of the Seller, the Depositor, the Applicable Servicer, each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained or alleged to be contained in any (w) compliance certificate or report regarding an assessment of compliance delivered by the Securities Administrator or any Subcontractor of the Securities Administrator pursuant to Section 12.04(a), (x) any report of a registered public accounting firm delivered by or on behalf of the Securities Administrator or any Subcontractor of the Securities Administrator pursuant to Section 12.04(b), or (y) any information about the Securities Administrator provided by it pursuant to Section 12.01, 12.02 or 12.03 (collectively, the “Securities Administrator Information”), or (B) the omission or alleged omission to state in the Securities Administrator Information a material fact required to be stated in the Securities Administrator Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) any failure by the Securities Administrator, as applicable, to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XII; or

(iii) any breach by the Securities Administrator, as applicable, of a representation or warranty given by it set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(b).

(b) In the case of any failure of performance described in clause (ii) of this Section 12.05(a), the Securities Administrator, shall promptly reimburse the Seller or the Depositor, as applicable, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ attestation or other material not delivered as required of the Securities Administrator and cooperate with the Depositor and the Seller to mitigate any damages that may result.

ARTICLE XIII

SERVICER COMPLIANCE WITH REGULATION AB

SECTION 13.01 [Reserved].

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SECTION 13.02 [Reserved].

SECTION 13.03 Information to Be Provided by the Applicable Servicer. The Applicable Servicer shall (i) within five Business Days following request by the Seller or the Depositor, provide to the Seller and the Depositor (or, as applicable, cause each Third Party Originator and each Sub-Servicer to provide), in writing and in form and substance reasonably satisfactory to the Seller and the Depositor, the information and materials specified in paragraph (c) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Applicable Servicer, provide to the Seller and the Depositor (in writing and in form and substance reasonably satisfactory to the Seller and the Depositor) the information specified in paragraph (a) of this Section.

(a) If so requested by the Seller or the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Applicable Servicer shall (or shall cause each Sub-Servicer and Third Party Originator to) (i) notify the Seller and the Depositor in writing of (A) any material litigation or governmental proceedings pending against the Applicable Servicer, any Sub-Servicer or any Third Party Originator and (B) any affiliations or relationships that develop following the Closing Date between the Applicable Servicer, any Sub-Servicer or any Third Party Originator (and any other parties identified in writing by the requesting party) with respect to the issuing of the Certificates, and (ii) provide to the Seller and the Depositor a description of such proceedings, affiliations or relationships.

(b) As a condition to the succession to the Applicable Servicer or any Sub-Servicer as servicer or subservicer under this Agreement by any Person (i) into which the Applicable Servicer or such Sub-Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Applicable Servicer or any Sub-Servicer , the Applicable Servicer shall provide to the Seller and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Seller and the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Seller and the Depositor, all information reasonably requested by the Seller or the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c) In addition to such information as the Applicable Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Seller or the Depositor, the Applicable Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Securities Administrator pursuant to Section 5.02 of this Agreement, commencing with the first such report due not less than ten Business Days following such request.

SECTION 13.04 Servicer Compliance Statement. (a) For so long as the trust created by this Agreement is subject to the reporting requirements of the Exchange Act, the Applicable Servicer shall, on or before March 15 of each calendar year, commencing in 2008, deliver to the Seller, the Master Servicer, the Securities Administrator and the Depositor a statement of compliance addressed to the Seller, the Master Servicer, the Securities Administrator and the Depositor and signed by an authorized officer of the Applicable Servicer, to the effect that (i) a review of the Applicable Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Mortgage Loan Purchase Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Applicable Servicer has fulfilled all of its obligations under this Agreement and any applicable Mortgage Loan Purchase Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof; and (b) if the trust created by this Agreement is no longer subject to the reporting requirements of the Exchange Act, the Applicable Servicer shall deliver the statement described in the foregoing clause (a) or a portion thereof as mutually agreed by the Applicable Servicer and the Depositor annually until such trust terminates in accordance with the terms of this Agreement.

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SECTION 13.05 Report on Assessment of Compliance and Attestation. (a) (I) For so long as the trust created by this Agreement is subject to the reporting requirements of the Exchange Act, the Applicable Servicer shall, on or before March 15 of each calendar year, commencing in 2008:

(i) deliver to the Seller, the Master Servicer, the Securities Administrator and the Depositor a report (in form and substance reasonably satisfactory to the Seller and the Depositor) regarding the Applicable Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Seller and the Depositor and signed by an authorized officer of the Applicable Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto delivered to the Seller concurrently with the execution of this Agreement;

(ii) deliver to the Seller, the Master Servicer, the Securities Administrator and the Depositor a report of a registered public accounting firm reasonably acceptable to the Seller and the Depositor that attests to, and reports on, the assessment of compliance made by the Applicable Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; immediately upon receipt of such report, the Applicable Servicer shall, at its own expense, furnish a copy of such report to the Securities Administrator and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request, provided that such statement is delivered by the Applicable Servicer to the Securities Administrator;

(iii) cause each Sub-Servicer, and each Subcontractor determined by the Applicable Servicer pursuant to Section 13.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Seller, the Master Servicer, the Securities Administrator and the Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

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(iv) if requested by the Seller or the Depositor (such request to be made not later than February 1 of the calendar year in which such certification is to be delivered), deliver to the Seller, the Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to the transactions contemplated by this Agreement, a certification in the form attached hereto as Exhibit I-1; and

(II) if the trust created by this Agreement is no longer subject to the reporting requirements of the Exchange Act, the Applicable Servicer shall deliver the items described in the foregoing clause (a)(I) annually to the Master Servicer and to the Depositor (or, with respect to the Depositor, as mutually agreed by the Applicable Servicer and the Depositor) until the trust created by this Agreement terminates in accordance with the terms of this Agreement.

The Applicable Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Applicable Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Seller nor the Depositor will request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b) Each assessment of compliance provided by a Sub-Servicer pursuant to Section 13.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto delivered to the Seller concurrently with the execution of this Agreement or, in the case of a Sub-Servicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Applicable Servicer pursuant to Section 13.06.

SECTION 13.06 Use of Sub-Servicers and Subcontractors. The Applicable Servicer shall not hire or otherwise utilize the services of any Sub-Servicer to fulfill any of the obligations of the Applicable Servicer as servicer under this Agreement unless the Applicable Servicer complies with the provisions of paragraph (a) of this Section. The Applicable Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Sub-Servicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Applicable Servicer as servicer under this Agreement unless the Applicable Servicer complies with the provisions of paragraph (b) of this Section.

(a) It shall not be necessary for the Applicable Servicer to seek the consent of the Seller or the Depositor to the utilization of any Sub-Servicer. The Applicable Servicer shall cause any Sub-Servicer used by the Applicable Servicer (or by any Sub-Servicer) for the benefit of the Seller and the Depositor to comply with the provisions of this Section 13.06 and with Sections 13.03(b), 13.04, 13.05 and 13.07 of this Agreement to the same extent as if such Sub-Servicer were the Applicable Servicer, and to provide the information required with respect to such Sub-Servicer under Section 13.03(a) of this Agreement. The Applicable Servicer shall be responsible for obtaining from each Sub-Servicer and delivering to the Seller, the Master Servicer and the Depositor any servicer compliance statement required to be delivered by such Sub-Servicer under Section 13.04, any assessment of compliance and attestation required to be delivered by such Sub-Servicer under Section 13.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 13.05 as and when required to be delivered.

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(b) It shall not be necessary for the Applicable Servicer to seek the consent of the Seller or the Depositor to the utilization of any Subcontractor. The Applicable Servicer shall promptly upon request provide to the Seller, the Master Servicer, the Securities Administrator and the Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Seller and the Depositor) of the role and function of each Subcontractor utilized by the Applicable Servicer or any Sub-Servicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Applicable Servicer shall cause any such Subcontractor used by the Applicable Servicer (or by any Sub-Servicer) for the benefit of the Seller and the Depositor to comply with the provisions of Sections 13.05 and 13.07 of this Agreement to the same extent as if such Subcontractor were the Applicable Servicer. The Applicable Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Seller and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.05, in each case as and when required to be delivered.

SECTION 13.07 Indemnification; Remedies. (a) The Applicable Servicer shall indemnify the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Seller, each affiliate of the Seller, and each of the following parties participating in the transactions contemplated by this Agreement: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such transactions, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such transactions; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

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(i) (A) any untrue statement of a material fact or alleged untrue statement of a material fact contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form under this Article XIII by or on behalf of the Applicable Servicer, or provided under this Article XIII by or on behalf of any Sub-Servicer or any Subcontractor, or (B) the omission to state in any disclosure required by this Article XIII (collectively, the “Servicer Disclosure Information”) a material fact required to be stated in the Servicer Disclosure Information or necessary in order to make the statements made in the Servicer Disclosure Information, in the light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact); or

(ii) any failure by the Applicable Servicer, any Sub-Servicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIII, including any failure by the Applicable Servicer to identify pursuant to Section 13.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Applicable Servicer shall promptly reimburse the Seller, the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the transactions contemplated hereunder, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the transactions contemplated by this Agreement, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Applicable Servicer, any Sub-Servicer, any Subcontractor or any Third-Party Originator.

(b) (i) Any failure by the Applicable Servicer, any Sub-Servicer or any Subcontractor or any Third Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIII shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Applicable Servicer under this Agreement and shall entitle the Depositor, in its sole discretion, to terminate the rights and obligations of the Applicable Servicer as servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Applicable Servicer; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Applicable Servicer as servicer, such provision shall be given effect.

(ii) Any failure by the Applicable Servicer, any Sub-Servicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 13.04 or 13.05, including (except as provided below) any failure by the Applicable Servicer to identify pursuant to Section 13.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and shall entitle Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Applicable Servicer as servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Applicable Servicer; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Applicable Servicer as servicer, such provision shall be given effect.

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Neither the Seller nor the Depositor shall be entitled to terminate the rights and obligations of the Applicable Servicer pursuant to this subparagraph (b)(ii) if a failure of the Applicable Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

ARTICLE XIV

MASTER SERVICER COMPLIANCE WITH REGULATION AB

SECTION 14.01 [Reserved].

SECTION 14.02 [Reserved].

SECTION 14.03 Information to Be Provided by the Master Servicer.

(a) If so requested by the Seller or the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Master Servicer shall (to the extent the Seller and the Depositor have not been notified of the information described in clause (i) or provided the description specified in clause (ii), in each case pursuant to Section 12.02(a) hereof) (i) notify the Seller and the Depositor in writing of (A) any material litigation or governmental proceedings pending against the Master Servicer and (B) any affiliations or relationships that develop following the Closing Date between the Master Servicer (and any other parties identified in writing by the requesting party) with respect to the issuing of the Certificates, and (ii) provide to the Seller and the Depositor a description of such proceedings, affiliations or relationships.

(b) As a condition to the succession to the Master Servicer as master servicer under this Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master Servicer, the Master Servicer shall provide to the Seller and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Seller and the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Seller and the Depositor, all information reasonably requested by the Seller or the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c) In addition to such information as the Master Servicer, as master servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Seller or the Depositor, the Master Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Securities Administrator pursuant to Section 5.02 of this Agreement, commencing with the first such report due not less than ten Business Days following such request.

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SECTION 14.04 Master Servicer Compliance Statement. (a) For so long as the trust created by this Agreement is subject to the reporting requirements of the Exchange Act, the Master Servicer shall, on or before March 15 of each calendar year, commencing in 2008, deliver to the Seller, the Securities Administrator and the Depositor a statement of compliance addressed to the Seller, the Securities Administrator and the Depositor and signed by an authorized officer of the Master Servicer, to the effect that (i) a review of the Master Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Mortgage Loan Purchase Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement and any applicable Mortgage Loan Purchase Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof; and (b) if the trust created by this Agreement is no longer subject to the reporting requirements of the Exchange Act, the Master Servicer shall deliver the statement described in the foregoing clause (a) or a portion thereof as mutually agreed by the Master Servicer and the Depositor annually until such trust terminates in accordance with the terms of this Agreement.

SECTION 14.05 Report on Assessment of Compliance and Attestation. (a) (I) For so long as the trust created by this Agreement is subject to the reporting requirements of the Exchange Act, the Master Servicer shall, on or before March 15 of each calendar year, commencing in 2008:

(i) deliver to the Seller, the Securities Administrator and the Depositor a report (in form and substance reasonably satisfactory to the Seller, the Securities Administrator and the Depositor) regarding the Master Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Seller, the Securities Administrator and the Depositor and signed by an authorized officer of the Master Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto delivered to the Seller concurrently with the execution of this Agreement;

(ii) deliver to the Seller, the Securities Administrator and the Depositor a report of a registered public accounting firm reasonably acceptable to the Seller and the Depositor that attests to, and reports on, the assessment of compliance made by the Master Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; immediately upon receipt of such report, the Master Servicer shall, at its own expense, furnish a copy of such report to the Securities Administrator and each Rating Agency. Copies of such statement shall be provided by the Securities Administrator to any Certificateholder upon request, provided that such statement is delivered by the Master Servicer to the Securities Administrator;

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(iii) cause each Subcontractor determined by the Applicable Servicer pursuant to Section 14.06 to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Seller, Securities Administrator and the Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv) if requested by the Seller or the Depositor (such request to be made not later than February 1 of the calendar year in which such certification is to be delivered), deliver to the Seller, the Depositor and any other Person that will be responsible for signing the Sarbanes Certification, a certification in the form attached hereto as Exhibit I-1; and

(II) if the trust created by this Agreement is no longer subject to the reporting requirements of the Exchange Act, the Master Servicer shall deliver the items described in the foregoing clause (a)(I) or a portion thereof as mutually agreed by the Master Servicer and the Depositor annually until the trust created by this Agreement terminates in accordance with the terms of this Agreement.

The Interim Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Master Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Seller nor the Depositor will request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b) An assessment of compliance provided by a Subcontractor pursuant to Section 14.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Master Servicer pursuant to Section 14.06.

SECTION 14.06 Use of Subcontractors. The Master Servicer shall not hire or otherwise utilize the services of any Subcontractor to fulfill any of the obligations of the Master Servicer as master servicer under this Agreement unless the Master Servicer complies with the provisions of this Section.

It shall not be necessary for the Master Servicer to seek the consent of the Seller or the Depositor to the utilization of any Subcontractor. The Master Servicer shall promptly upon request provide to the Seller and the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Seller and the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

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As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Master Servicer shall cause any such Subcontractor used by the Master Servicer for the benefit of the Seller and the Depositor to comply with the provisions of Sections 14.05 and 14.07 of this Agreement to the same extent as if such Subcontractor were the Master Servicer. The Master Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Seller and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 14.05, in each case as and when required to be delivered.

SECTION 14.07 Indemnification; Remedies. (a) The Master Servicer shall indemnify the Trustee, the Depositor, the Seller, each affiliate of the Seller, and each of the following parties participating in the transactions contemplated by this Agreement: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such transactions, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such transactions; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact or alleged untrue statement of a material fact contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form under this Article XIV by or on behalf of the Master Servicer, or provided under this Article XIV by or on behalf of any Subcontractor, or (B) the omission to state in any disclosure required by this Article XIV (collectively, the “Master Servicer Disclosure Information”) a material fact required to be stated in the Master Servicer Disclosure Information or necessary in order to make the statements made in the Master Servicer Disclosure Information, in the light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact); or

(ii) any failure by the Master Servicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIV, including any failure by the Master Servicer to identify pursuant to Section 14.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Master Servicer shall promptly reimburse the Seller, the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the transactions contemplated hereunder, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the transactions contemplated by this Agreement, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Master Servicer or any Subcontractor.

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(b) (i) Any failure by the Master Servicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIV shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute a Master Servicer Event of Default under this Agreement and shall entitle the Depositor, in its sole discretion, to terminate the rights and obligations of the Master Servicer as master servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Master Servicer; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Master Servicer as master servicer, such provision shall be given effect.

(ii) Any failure by the Master Servicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 14.04 or 14.05, including (except as provided below) any failure by the Master Servicer to identify pursuant to Section 14.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, shall constitute a Master Servicer Event of Default under this Agreement, and shall entitle Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Master Servicer as master servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Master Servicer; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Master Servicer as master servicer, such provision shall be given effect.

Neither the Seller nor the Depositor shall be entitled to terminate the rights and obligations of the Master Servicer pursuant to this subparagraph (b)(ii) if a failure of the Master Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

(iii) The Master Servicer shall promptly reimburse the Seller (or any designee of the Seller) and the Depositor, as applicable, for all reasonable expenses incurred by the Seller (or such designee) or the Depositor, as such are incurred, in connection with the termination of the Master Servicer as master servicer and the transfer of master servicing of the Mortgage Loans to a successor master servicer. The provisions of this paragraph shall not limit whatever rights the Seller or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

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ARTICLE XV

MISCELLANEOUS PROVISIONS

SECTION 15.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator and the Trustee, but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), (iii) to amend the provisions of Section 5.06, (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Servicer Remittance Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, (v) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any Trust REMIC created hereunder as a Trust REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder, (vi) such amendment is made to conform the terms of this Agreement to the terms described in the Prospectus dated June 28, 2007 together with the Prospectus Supplement dated July 10, 2007, or (vii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that any such action pursuant to clauses (i), (ii), (iii), (vi) or (vii), as evidenced by either (a) an Opinion of Counsel delivered to the Trustee adversely affect in any material respect the interests of any Certificateholder or (b) written notice to the Depositor, the Applicable Servicer, the Master Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency). No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel or Rating Agency confirmation shall be required to address the effect of any such amendment on any such consenting Certificateholder. Notwithstanding the foregoing, neither an Opinion of Counsel nor written notice to the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator and the Trustee from the Rating Agencies will be required in connection with an amendment to the provisions of Section 5.06.

This Agreement may also be amended from time to time by the Depositor, the Applicable Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates (as evidenced by either (a) an Opinion of Counsel delivered to the Trustee or (b) written notice to the Depositor, the Applicable Servicer, the Master Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency) in a manner, other than as described in (i) or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 15.01, Certificates registered in the name of the Depositor, the Master Servicer or the Applicable Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

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Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment (i) will not result in the imposition of any tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) is authorized or permitted hereunder. Notwithstanding any of the other provisions of this Section 15.01, none of the Depositor, the Applicable Servicer, the Master Servicer or the Trustee shall enter into any amendment to Section 5.07 or Section 5.01(a)(5)(v) of this Agreement without the prior written consent of the Swap Counterparty.

Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

It shall not be necessary for the consent of Certificateholders under this Section 15.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

The cost of any Opinion of Counsel to be delivered pursuant to this Section 15.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 15.02 Recordation of Agreement; Counterparts. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Applicable Servicer shall effect such recordation at the Trust’s expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

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For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 15.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 15.03, each and every Certificateholder, the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 15.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS).

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SECTION 15.05 Notices. All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, Stanwich Asset Acceptance Company, L.L.C., Seven Greenwich Office Park, 599 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: President, or such other address or telecopy number as may hereafter be furnished to the Applicable Servicer, the Master Servicer, the Securities Administrator, Swap Provider and the Trustee in writing by the Depositor, (b) in the case of the Interim Servicer, EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067, Attention: General Counsel (telecopy number: (214) 626-4714), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Master Servicer, the Securities Administrator, Swap Provider and the Depositor in writing by the Interim Servicer, (c) in the case of the Servicer, Carrington Mortgage Services, LLC, 599 West Putnam Avenue, Seven Greenwich Office Park, Greenwich, Connecticut 06830, Attention: President (telecopy number: (203) 661-6378), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Master Servicer, the Securities Administrator, Swap Provider and the Depositor in writing by the Servicer (d) in the case of the Master Servicer and the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager - Carrington 2007-HE1 (telecopy number (410) 715-2380), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Depositor, Swap Provider and the Applicable Servicer in writing by the Master Servicer or the Securities Administrator, (e) in the case of the Trustee, at the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Servicer, the Master Servicer, the Securities Administrator, Swap Provider and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

SECTION 15.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 15.07 Notice to Rating Agencies. The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

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Any material change or amendment to this Agreement;

The occurrence of any Servicer Event of Default or a Master Servicer Event of Default that has not been cured or waived;

The resignation or termination of the Applicable Servicer, the Master Servicer or the Trustee;

The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

The final payment to the Holders of any Class of Certificates;

Any change in the location of the Custodial Account or the Certificate Account; and

Any event that would result in the inability of the Trustee, as successor servicer, to make advances regarding delinquent Mortgage Loans.

In addition, the Securities Administrator shall make available to each Rating Agency copies of each report to Certificateholders described in Section 5.02 and the Applicable Servicer shall promptly furnish to each Rating Agency copies of the following:

Each annual statement as to compliance described in Section 13.05(i); and

Each annual independent public accountants’ servicing report described in Section 13.05(ii).

The Master Servicer shall promptly furnish to each Rating Agency copies of the following:

1. Each annual statement as to compliance described in Section 14.05(i); and

2. Each annual independent public accountants’ servicing report described in Section 14.05(ii).

Any such notice pursuant to this Section 15.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, to Fitch Ratings, 1 State Street Plaza, New, York, New York 10004, to Dominion Bond Rating Service, Inc., One Exchange Plaza, New York, New York 10006 and to Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

SECTION 15.08 Article and Section References. All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

SECTION 15.09 Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right, title and interest in and to (i) such Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion voluntary or involuntary, of the foregoing into cash, instruments, securities or other property and Prepayment Charges related thereto as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Depositor’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby); (v) the Custodial Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount), the Certificate Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount) and any REO Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto; and (vi) the Swap Account and all amounts payable pursuant to the Swap Agreement in accordance with the terms thereof; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor’s obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund and to provide the Swap Counterparty the benefit of Section 5.07 and 5.01(a)(4)(v); and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

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SECTION 15.10 Intention of Parties. It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Seller to the Depositor, and by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or the Depositor, as applicable, or if for any other reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in such assets, then (i) the Mortgage Loan Purchase Agreement and this Agreement shall each be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in the Mortgage Loan Purchase Agreement from the Seller to the Depositor, and the conveyance provided for in this Agreement from the Depositor to the Trustee, shall be deemed to be an assignment and a grant by the Seller or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

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The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

SECTION 15.11 Assignment. Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02 and 7.06, this Agreement may not be assigned by the Applicable Servicer, the Master Servicer or the Depositor.

SECTION 15.12 Inspection and Audit Rights. The Interim Servicer and the Servicer agree that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Applicable Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Applicable Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Applicable Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 15.12 shall be borne by the party requesting such inspection, subject to such party’s right to reimbursement hereunder (in the case of the Trustee, pursuant to Section 9.05 hereof).

SECTION 15.13 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 15.14 Third-Party Beneficiaries. The Swap Counterparty is an express third-party beneficiary of this Agreement, and shall have the right to enforce the provisions of this Agreement.

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SECTION 15.15 Perfection Representations. The Perfection Representations shall be a part of this Agreement for all purposes.

SECTION 15.16 Notice to Holder of Class CE-1 Certificate. Upon actual knowledge by a Servicing Officer or a Master Servicing Officer, as applicable, of an event which constitutes a Servicer Event of Default or a Master Servicer Event of Default under Section 8.01 of this Agreement or gives rise to an indemnity claim under Sections 3.25, 9.05(b), 9.05(c), 11.03(b), 11.03(c) or 16.02(g) of this Agreement, such Servicing Officer, or Master Servicing Officer, as the case may be, shall promptly (but in no event later than two Business Days following such knowledge) provide written notice to the Holder of the Class CE-1 Certificate of such event.

[Signatures follow]

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IN WITNESS WHEREOF, the Depositor, the Interim Servicer, the Servicer, the Master Servicer and Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

STANWICH ASSET ACCEPTANCE COMPANY
L.L.C., as Depositor

By:/s/Bruce M. Rose
Name: Bruce M. Rose
Title: President

WELLS FARGO BANK, N.A.,
as Master Servicer and as Securities Administrator

By:/s/Darron C. Woodus
Name: Darron C. Woodus
Title: Assistant Vice President

EMC MORTGAGE CORPORATION,
as Interim Servicer

By:/s/Debbie Pratt
Name: Debbie Pratt
Title: Senior Vice President

CARRINGTON MORTGAGE SERVICES, LLC,
as Servicer

By:/s/David S.Gordon
Name: David S.Gordon
Title: President

HSBC BANK USA, National Association,
as Trustee

By:/s/Elena Zheng
Name: Elena Zheng
Title: Assistant Vice President

STATE OF CONNECTICUT	)
) ss.:
COUNTY OF FAIRFIELD	)

On the 11th day of July, 2007, before me, a notary public in and for said State, personally appeared Bruce M. Rose, known to me to be President of Stanwich Asset Acceptance Company, L.L.C., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                    /s/ Katherine Miller
Notary Public
[Notarial Seal]

Katherine Miller
NOTARY PUBLIC

My Commission Expires June 30, 2010

STATE OF MARYLAND	)
) ss.:
COUNTY OF HOWARD	)

On the 12th day of July, 2007, before me, a notary public in and for said State, personally appeared Darron C. Woodus, known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                      /s/ Kellie Greer
Notary Public
Notarial Seal

Kellie Greer
Commission #________________
Notary Public-Anne Arundel County,
Maryland
My Commission Expires April 27, 2011

STATE OF TEXAS	)
) ss.:
COUNTY OF DENTON	)

On the 12th day of July, 2007, before me, a notary public in and for said State, personally appeared Debbie Pratt, known to me to be a Senior Vice President of EMC Mortgage Corporation, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

               /s/ Kay J. Ottinger
Notary Public
Notarial Seal

Kay J. Ottinger
Commission #________________
Notary Public-State of Texas
My Commission Expires September 27, 2009

STATE OF INDIANA	)
) ss.:
COUNTY OF MARION	)

On the 12th day of July, 2007, before me, a notary public in and for said State, personally appeared David S. Gordon, known to me to be a President of Carrington Mortgage Services, LLC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                  /s/ Dalia Vasquez
Notary Public
Notarial Seal

Dalia Vasquez
Commission #553866
Notary Public-Marion
_________________
My Commission Expires September 18, 2014

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of July, 2007, before me, a notary public in and for said State, personally appeared Elena Zheng, known to me to be a Assistant Vice President of HSBC Bank USA, National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                    /s/ Audrie H. Zabriskie
Notary Public
Notarial Seal

Audrie H. Zabriskie
Commission #01ZA6158890

Notary Public-State of New York, Qualified in New
York County
My Commission Expires January 16, 2011

EXHIBIT A-1

FORM OF CLASS A-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-1-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-1-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

A-1-3

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, unless the beneficial owner of this Certificate or any interest therein represents that its acquisition and holding of this Certificate or any interest therein is eligible for exemptive relief under one or more of the following exemptions: Prohibited Transaction Class Exemption (“PTCE”) 96-23 (for transactions effected by “in-house asset managers”; PTCE 95-60 (for transactions by insurance company general accounts); PTCE 91-38, (for transactions by bank collective investment funds); PTCE 90-1 (for transactions by insurance company pooled separate accounts); PTCE 84-14 (for transactions effected by “qualified professional asset managers”) (collectively, the “Investor Exemptions”); and Section 408(b)(17) of ERISA (for transactions between a Plan and a person or an entity that is a party in interest to such Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Plan involved in the transaction) solely by reason of providing services to the Plan, but only if the Plan pays no more, or receives no less, than adequate consideration) (the “Service Provider Exemption”).

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) it has acquired and is holding this Certificate in reliance on the Service Provider Exemption or one or more of the Investor Exemptions and it understands that there are certain conditions to the availability of the Service Provider Exemption and the Investor Exemptions.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

A-1-4

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-1-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July __, 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-1-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-1-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-1-8

EXHIBIT A-2

FORM OF CLASS A-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class A-2 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-2-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-2 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-2-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

A-2-3

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, unless the beneficial owner of this Certificate or any interest therein represents that its acquisition and holding of this Certificate or any interest therein is eligible for exemptive relief under one or more of the following exemptions: Prohibited Transaction Class Exemption (“PTCE”) 96-23 (for transactions effected by “in-house asset managers”; PTCE 95-60 (for transactions by insurance company general accounts); PTCE 91-38, (for transactions by bank collective investment funds); PTCE 90-1 (for transactions by insurance company pooled separate accounts); PTCE 84-14 (for transactions effected by “qualified professional asset managers”) (collectively, the “Investor Exemptions”); and Section 408(b)(17) of ERISA (for transactions between a Plan and a person or an entity that is a party in interest to such Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Plan involved in the transaction) solely by reason of providing services to the Plan, but only if the Plan pays no more, or receives no less, than adequate consideration) (the “Service Provider Exemption”).

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) it has acquired and is holding this Certificate in reliance on the Service Provider Exemption or one or more of the Investor Exemptions and it understands that there are certain conditions to the availability of the Service Provider Exemption and the Investor Exemptions

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

A-2-4

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-2-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-2-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-2-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-2-8

EXHIBIT A-3

FORM OF CLASS A-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class A-3 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-3-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-3 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-3-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

A-3-3

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-3-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-3-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-3-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-3-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-3-8

EXHIBIT A-4

FORM OF CLASS A-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class A-4 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-4-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-4 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-4-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

A-4-3

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-4-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-4-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-4-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-4-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-4-8

EXHIBIT A-5

[RESERVED]

A-5-1

EXHIBIT A-6

FORM OF CLASS M-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-1 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-6-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-1 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-6-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-6-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-6-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-6-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-6-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-6-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-6-8

EXHIBIT A-7

FORM OF CLASS M-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE CLASS M-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-2 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-7-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-2 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-7-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-7-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-7-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-7-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-7-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-7-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-7-8

EXHIBIT A-8

FORM OF CLASS M-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-3 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-8-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-3 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-8-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-8-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-8-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-8-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-8-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-8-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-8-8

EXHIBIT A-9

FORM OF CLASS M-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE CLASS M-3 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-4 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-9-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-4 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-9-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-9-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-9-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-9-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-9-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-9-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-9-8

EXHIBIT A-10

FORM OF CLASS M-5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES AND THE CLASS M-4 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-5 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-10-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-5 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-10-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-10-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-10-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-10-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-10-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-10-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-10-8

EXHIBIT A-11

FORM OF CLASS M-6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES AND THE CLASS M-5 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-6 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-11-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-6 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-6 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-6 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-11-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-11-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-11-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-11-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-11-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-11-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-11-8

EXHIBIT A-12

FORM OF CLASS M-7 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES AND THE M-6 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-7 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-12-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-7 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-7 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-7 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-12-2

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-12-3

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-12-4

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-12-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-12-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-12-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-12-8

EXHIBIT A-13

FORM OF CLASS M-8 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES, THE CLASS M-6 CERTIFICATES AND THE CLASS M-7 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

A-13-1

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-8 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-13-2

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-8 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-8 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-8 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-13-3

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

A-13-4

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-13-5

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-13-6

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-13-7

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-13-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-13-9

EXHIBIT A-14

FORM OF CLASS M-9 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES, THE CLASS M-6 CERTIFICATES, THE CLASS M-7 CERTIFICATES AND CLASS M-8 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

A-14-1

Carrington Mortgage Loan Trust,
Series 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Certificate Principal Balance of the Class M-9 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-14-2

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-9 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M-9 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-9 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-14-3

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Interim Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

A-14-4

Until the swap agreement terminates in May 2011, this Certificate or any interest therein may not be purchased by or transferred to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan. Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan.

After the termination of the swap agreement in May 2011, each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or any interest therein, that either (A) it is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, (B) it has acquired and is holding this Certificate in reliance on the Underwriters’ Exemption, and that it understands that there are certain conditions to the availability of the Underwriters’ Exemption, including that this Certificate must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by Fitch, S&P or Moody’s and this Certificate is so rated, that it is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, and that it will obtain a representation from any transferee that such transferee is an accredited investor, or (C) (1) it is an insurance company, (2) the source of funds used to acquire or hold this Certificate or any interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

A-14-5

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

A-14-6

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-14-7

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-14-8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-14-9

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-14-10

EXHIBIT A-15

[RESERVED]

A-15-1

EXHIBIT A-16-A

FORM OF CLASS CE-1 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Carrington Mortgage Loan Trust,
Series: 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Notional Amount of the Class

CE-1 Certificates as of the Closing Date:

$[___________]

Notional Amount: $[___________]

Aggregate Certificate Principal Balance of the Class CE-1 Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

A-16-A-1

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-16-A-2

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Wells Fargo Bank, N.A., as Indenture Trustee under the Indenture, dated July 12, 2007, relating to the Carrington NIM Trust 2007-HE1 Notes, is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE-1 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class CE Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-1 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-16-A-3

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Interim Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

A-16-A-4

No purchase or transfer of this Certificate or any interest therein shall be made to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, as certified by such beneficial owner in the form of Exhibit G to the Agreement, unless the beneficial owner provides the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Securities Administrator, the Trustee and the Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer, the Servicer, the Trustee or the Trust Fund.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

A-16-A-5

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-16-A-6

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-16-A-7

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-16-A-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-16-A-9

EXHIBIT A-16-B

FORM OF CLASS CE-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Carrington Mortgage Loan Trust,
Series: 2007-HE1

Pass-Through Rate: Variable

Cut-off Date: June 1, 2007

Date of Pooling and Servicing Agreement: June 1, 2007

First Distribution Date: July 25, 2007

No. 1

Aggregate Percentage Interest of the Class CE-2 Certificates as of the Closing Date: 100%

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

A-16-B-1

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-16-B-2

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that [Carrington Asset Holdings Company, Inc.] is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE-2 Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class CE-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-2 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-16-B-3

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

On each Distribution Date, for so long as Carrington Mortgage Services, LLC is the Applicable Servicer of the Mortgage Loans, the Securities Administrator shall distribute to the Holders of the Class CE-2 Certificates, with respect to each Mortgage Loan and for each such calendar month, an amount equal to one-twelfth of the product of (i) the Excess Servicing Fee Rate multiplied by (ii) the same principal balance on which interest on such Mortgage Loan accrues for such calendar month (the “Excess Servicing Fee”).

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

A-16-B-4

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Interim Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No purchase or transfer of this Certificate or any interest therein shall be made to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, as certified by such beneficial owner in the form of Exhibit G to the Agreement, unless the beneficial owner provides the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Securities Administrator, the Trustee and the Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer, the Servicer, the Trustee or the Trust Fund.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

A-16-B-5

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-16-B-6

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-16-B-7

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-16-B-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-16-B-9

EXHIBIT A-17

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Carrington Mortgage Loan Trust, Series: 2007-HE1 Cut-off Date and date of Pooling and Servicing Agreement: June 1, 2007 First Distribution Date: July 25, 2007 No. 1
Aggregate Certificate Principal Balance of the Class P Certificates as of the Closing Date: $[___________]

Denomination: $[___________]

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

A-17-1

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Wells Fargo Bank, N.A., as Indenture Trustee under the Indenture, dated July 12, 2007, relating to the Carrington NIM Trust 2007-HE1 Notes, is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-17-2

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Interim Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

A-17-3

No purchase or transfer of this Certificate or any interest therein shall be made to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, as certified by such beneficial owner in the form of Exhibit G to the Agreement, unless the beneficial owner provides the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Securities Administrator, the Trustee and the Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer, the Servicer, the Trustee or the Trust Fund.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

A-17-4

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-17-5

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-17-6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-17-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-17-8

EXHIBIT A-18

FORM OF CLASS R-I CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE SECURITIES ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

A-18-1

Carrington Mortgage Loan Trust, Series 2007-HE1 Cut-off Date and date of Pooling and Servicing Agreement: June 1, 2007 First Distribution Date: July 25, 2007 No.1
Aggregate Percentage Interest of the Class R Certificates as of the Closing Date: 100.00%

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

A-18-2

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Greenwich Residual Venture, LLC is the registered owner of a Percentage Interest (as specified above) in that certain beneficial ownership interest evidenced by all the Certificates of the Class to which this Certificate belongs created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-18-3

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Interim Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

A-18-4

No purchase or transfer of this Certificate or any interest therein shall be made to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, as certified by such beneficial owner in the form of Exhibit G to the Agreement, unless the beneficial owner provides the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Securities Administrator, the Trustee and the Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer, the Servicer, the Trustee or the Trust Fund.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-18-5

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Securities Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of the Securities Administrator of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

A-18-6

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-18-7

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-18-8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-18-9

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-18-10

EXHIBIT A-19

FORM OF CLASS R-II CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE SECURITIES ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

A-19-1

Carrington Mortgage Loan Trust, Series 2007-HE1 Cut-off Date and date of Pooling and Servicing Agreement: June 1, 2007 First Distribution Date: July 25, 2007 No.1
Aggregate Percentage Interest of the Class R Certificates as of the Closing Date: 100.00%

Interim Servicer: EMC Mortgage Corporation

Trustee: HSBC Bank USA, National Association

Securities Administrator: Wells Fargo Bank, N.A.

Closing Date: July 12, 2007

CUSIP: [___________]

A-19-2

ASSET-BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund (the “Trust Fund”) consisting primarily of a pool of one- to four-family, adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien closed-end, subprime mortgage loans (the “Mortgage Loans”) formed and sold by

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., THE SERVICER, THE INTERIM SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Greenwich Residual Venture, LLC is the registered owner of a Percentage Interest (as specified above) in that certain beneficial ownership interest evidenced by all the Certificates of the Class to which this Certificate belongs created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Interim Servicer, Carrington Mortgage Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

A-19-3

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Interim Servicer, the Servicer, the Master Servicer, Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Interim Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

A-19-4

No purchase or transfer of this Certificate or any interest therein shall be made to an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (a “Plan”), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with “plan assets” of a Plan, as certified by such beneficial owner in the form of Exhibit G to the Agreement, unless the beneficial owner provides the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Securities Administrator, the Trustee and the Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Securities Administrator, the Master Servicer, the Interim Servicer, the Servicer, the Trustee or the Trust Fund.

If this Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c) of the Agreement, the next preceding permitted beneficial owner will be treated as the beneficial owner of this Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any this Certificate or any interest therein was effected in violation of the provisions of Section 5.02(c) of the Agreement shall indemnify and hold harmless the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-19-5

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Securities Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of the Securities Administrator of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

The Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and any agent of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Interim Servicer, the Servicer, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and REO Property remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

A-19-6

The recitals contained herein shall be taken as statements of the Depositor and the Trustee and the Securities Administrator assume no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

A-19-7

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: July [__], 2007

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: _____________________________________________ Authorized Signatory

A-19-8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts
to Minors Act
JT TEN -	as joint tenants with right of		_________________
	survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________.
Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

A-19-9

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________,
account number___________, or, if mailed by check, to __________________________________________________________________,
Applicable statements should be mailed to ____________________________________________________________________________
_____________________________________________________________________________________________________________.
This information is provided by _____________________________________________________________________________________,
the assignee named above, or ______________________________________________________________________________________,
as its agent.

A-19-10

EXHIBIT B

[Reserved]

B-1

EXHIBIT C-1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[DATE]

Stanwich Asset Acceptance Company, L.L.C. Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut 06830
Carrington Securities, LP Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut 06830
HSBC Bank USA, National Association 452 Fifth Avenue New York, New York 10018
Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045

Re:
Pooling and Servicing Agreement, dated as of June 1, 2007, among HSBC Bank USA, National Association, as Trustee, Carrington Mortgage Services, LLC, as Servicer, EMC Mortgage Corporation, as Interim Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and Stanwich Asset Acceptance Company, L.L.C. as Depositor

Ladies and Gentlemen:

In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement and the provisions of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that it is holding the Mortgage Loans identified on the schedule attached hereto for the exclusive benefit of the Certificateholders pursuant to the terms and conditions of the Pooling and Servicing Agreement, and it has received a Mortgage Loan File with respect to each such Mortgage Loan (other than any Mortgage Loan specifically identified on the exception report attached hereto) and that with respect to each such Mortgage Loan: (i) all documents constituting part of such Mortgage Loan File required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by the Custodian and appear regular on their face and relate to such Mortgage Loan and (iii) based on the Custodian’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii) and (xvi) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage Loan File. The Custodian hereby confirms that it is holding each such Mortgage File for the exclusive use and benefit of the Certificateholders pursuant to the terms of the Pooling and Servicing Agreement.

C-1-1

Capitalized terms used herein shall have the meaning ascribed to them in Appendix A of the Pooling and Servicing Agreement.

LASALLE BANK NATIONAL ASSOCIATION,
as Custodian

By:___________________________
Name:
Title:

C-1-2

EXHIBIT C-2

FORM OF FINAL TRUST RECEIPT

[DATE]

Stanwich Asset Acceptance Company, L.L.C. Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut 06830
Carrington Securities, LP Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut 06830
HSBC Bank USA, National Association 452 Fifth Avenue New York, New York 10018
Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045

Re:
Pooling and Servicing Agreement, dated as of June 1, 2007, among HSBC Bank USA, National Association, as Trustee, Carrington Mortgage Services, LLC, as Servicer, EMC Mortgage Corporation, as Interim Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and Stanwich Asset Acceptance Company, L.L.C. as Depositor

Ladies and Gentlemen:

In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement and of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Mortgage Loan Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2.01(i), (ii), (iii), (iv), (v) and (vi) of the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on the Custodian’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii) and (xvi) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage Loan File; and (iv) each Mortgage Note has been endorsed as provided in Section 2.02 of the Pooling and Servicing Agreement and each Mortgage has been assigned in accordance with Section 2.02 of the Pooling and Servicing Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, recordability, due authorization or genuineness of any of the documents contained in each Mortgage Loan File or of any of the Mortgage Loans or (ii) the collectability, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan.

C-2-1

The Custodian hereby confirms that it is holding each such Mortgage Loan File for the exclusive use and benefit, and subject to the sole direction, of the Certificateholders pursuant to the terms and conditions of the Pooling and Servicing Agreement.

Capitalized terms used herein shall have the meaning ascribed to them in Appendix A of the Pooling and Servicing Agreement.

LASALLE BANK NATIONAL ASSOCIATION,
as Custodian

By:___________________________
Name:
Title:

C-2-2

EXHIBIT D

FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

[To be attached]

D-1

EXHIBIT E

REQUEST FOR RELEASE
(for Trustee/Custodian)

Loan Information

Name of Mortgagor:	________________________________

Master Servicer
Loan No.:	________________________________

Trustee/Custodian

Name:	________________________________

Address:	________________________________
________________________________

Trustee/Custodian
Mortgage File No.:

Trustee

Name:	________________________________

Address:	________________________________
________________________________

Depositor

Name:	STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

Address:	________________________________
________________________________

Certificates:	Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates

The undersigned Servicer hereby acknowledges that it has received from _______________________, as [Custodian] for the Holders of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of June 1, 2007, among the Trustee, the Depositor, the Interim Servicer, the Servicer, the Master Servicer and the Securities Administrator (the “Pooling and Servicing Agreement”).

( ) Promissory Note dated _______________, 20__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on _________________________ as instrument no. ____________________ in the County Recorder’s Office of the County of _________________, State of __________________ in book/reel/docket _________________ of official records at page/image _____________.

( ) Deed of Trust recorded on ___________________ as instrument no. ________________ in the County Recorder’s Office of the County of _________________, State of ____________________ in book/reel/docket _________________ of official records at page/image ______________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ___________________ as instrument no. _________ in the County Recorder’s Office of the County of _______________, State of _______________________ in book/reel/docket ____________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( ) _____________________________________________

( ) _____________________________________________

( ) _____________________________________________

( ) _____________________________________________

The undersigned Servicer hereby acknowledges and agrees as follows:

(1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

(2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3) The Servicer shall return each and every Document previously requested from the Mortgage File to the [Custodian] when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

(4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer’s possession, custody or control.

Dated:

[______________________________], as Servicer

By: ___________________________________
Name:
Title:

EXHIBIT F-1

FORM OF TRANSFEROR REPRESENTATION LETTER

[Date]

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, MN 55749-0113
Attention: Corporate Trust Services - Carrington Mortgage Loan Trust, 2007-HE1

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Re:	Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates, Class ___, representing a ___% Class Percentage Interest

Ladies and Gentlemen:

In connection with the transfer by ________________ (the “Transferor”) to ________________ (the “Transferee”) of the captioned mortgage pass-through certificates (the “Certificates”), the Transferor hereby certifies as follows:

Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “1933 Act”), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of June 1, 2007, among Stanwich Asset Acceptance Company, L.L.C. as Depositor, Carrington Mortgage Services, LLC, as Servicer, EMC Mortgage Corporation, as Interim Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and HSBC Bank USA, National Association as Trustee (the “Pooling and Servicing Agreement”), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

F-1-1

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Very truly yours,

[Transferor]

By: ___________________________
Name:
Title:

F-1-2

FORM OF TRANSFEREE REPRESENTATION LETTER

[Date]

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, MN 55749-0113
Attention: Corporate Trust Services - Carrington Mortgage Loan Trust, 2007-HE1

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Re:	Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates, Class ___, representing a ___% Percentage Interest

Ladies and Gentlemen:

In connection with the purchase from ______________________ (the “Transferor”) on the date hereof of the captioned trust certificates (the “Certificates”), _______________ (the “Transferee”) hereby certifies as follows:

The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933 (the “1933 Act”) and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

2.  The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

F-1-3

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of June 1, 2007, among Stanwich Asset Acceptance Company, L.L.C. as Depositor, Carrington Mortgage Services, LLC, as Servicer, EMC Mortgage Corporation, as Interim Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and HSBC Bank USA, National Association as Trustee, pursuant to which the Certificates were issued.

[TRANSFEREE]

By: _____________________________
Name:
Title:

F-1-4

ANNEX 1 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Trustee, with respect to the mortgage pass-through certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2. In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $______________________1  in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least

_____________
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities. $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

F-1-5

___ BROKER-DEALER. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3. The term “SECURITIES” as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___	___	Will the Transferee be purchasing the Certificates
Yes	No	only for the Transferee’s own account?

6. If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

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7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

Print Name of Transferee

By: ____________________________
Name:
Title:

F-1-7

ANNEX 2 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Trustee, with respect to the mortgage pass- through certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2. In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

____
The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____
The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “FAMILY OF INVESTMENT COMPANIES” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “SECURITIES” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

F-1-8

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee’s own account.

6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

__________________________________
Print Name of Transferee or Advisor

By: ____________________________________
Name:
Title:

IF AN ADVISER:

__________________________________
Print Name of Transferee

F-1-9

FORM OF TRANSFEREE REPRESENTATION LETTER

The undersigned hereby certifies on behalf of the purchaser named below (the “Purchaser”) as follows:

1. I am an executive officer of the Purchaser.

2. The Purchaser is a “qualified institutional buyer”, as defined in Rule 144A, (“Rule 144A”) under the Securities Act of 1933, as amended.

3. As of the date specified below (which is not earlier than the last day of the Purchaser’s most recent fiscal year), the amount of “securities”, computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser

By: ____________________________________
Name:
Title:

Date of this certificate:

Date of information provided in paragraph 3:

F-1-10

EXHIBIT F-2

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

__________________________, being duly sworn, deposes, represents and warrants as follows:

1. I am a ______________________ of ____________________________ (the “Owner”) a corporation duly organized and existing under the laws of ______________, the record owner of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates, Class R-I Certificates and the Class R-II, (the “Class R Certificates”), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

2. The Owner (i) is and will be a “Permitted Transferee” as of ____________, 20__ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A “Permitted Transferee” is any person other than a “disqualified organization” or a possession of the United States. For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

3. The Owner either (i) is not a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring the Class R Certificates with “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C. F. R. § 2510.3-101, as modified by Section 3(42) of ERISA) of a Plan, or (ii) has provided the Securities Administrator with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicer to the effect that the purchase and holding of the Class R Certificates are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Servicer, the Interim Servicer, the Trustee, the Securities Administrator, the Master Servicer or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Interim Servicer, the Servicer, the Trustee the Securities Administrator, the Master Servicer or the Trust Fund.

F-2-1

4. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a “noneconomic residual interest” will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

5. The Owner is aware of the tax imposed on a “pass-through entity” holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

6. The Owner is aware that the Securities Administrator will not register the transfer of any Class R Certificate unless the transferee, or the transferee’s agent, delivers to the Securities Administrator, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8. The Owner’s taxpayer identification number is _________________.

9. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 6.02(d) which authorize the Securities Administrator to deliver payments to a person other than the Owner and negotiate a mandatory sale by the [Trustee] in the event that the Owner holds such Certificate in violation of Section 6.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

10. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

F-2-2

11. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

12. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

13. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

14. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

16. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Securities Administrator an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a “Permitted Transferee”.

17. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

18. The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class CE Certificates (with respect to a termination of REMIC I) any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Securities Administrator is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class CE Certificates. This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate. In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.

F-2-3

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 20__.

[OWNER]

By: ____________________________________
Name:
		Title:	[Vice] President

ATTEST:

By: ____________________________________
Name:
Title:	[Assistant] Secretary

Personally appeared before me the above-named, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20___.

__________________________________________
Notary Public

County of __________________
State of ___________________

My Commission expires:

F-2-4

FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

__________________________, being duly sworn, deposes, represents and warrants as follows:

1. I am a ____________________ of ____________________________ (the “Owner”), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

2. The Owner is not transferring the Class R Certificates (the “Residual Certificates”) to impede the assessment or collection of any tax.

3. The Owner has no actual knowledge that the Person that is the proposed transferee (the “Purchaser”) of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

4. The Owner understands that the Purchaser has delivered to the Securities Administrator a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

F-2-5

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 20__.

[OWNER]

By: ____________________________________
Name:
		Title:	[Vice] President

ATTEST:

By: ____________________________________
Name:
Title:	[Assistant] Secretary

Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20___.

__________________________________________
Notary Public

County of __________________
State of ___________________

My Commission expires:

F-2-6

EXHIBIT G

FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

_____________, 20__

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, MN 55479-0113
Attention: Corporate Trust Services-Carrington Mortgage Loan Trust, 2007-HE1

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Re:	Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates

Dear Sirs:

_______________________ (the “Transferee”) intends to acquire from _____________________ (the “Transferor”) $____________ Initial Certificate Principal Balance of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates, Class [CE] [P] [R] (the “Certificates”), issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of June 1, 2007, among Stanwich Asset Acceptance Company, L.L.C. as depositor (the “Depositor”), Carrington Mortgage Services, LLC, as Servicer, EMC Mortgage Corporation, as Interim Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and HSBC Bank USA, National Association as trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicer that:

The Certificates or any interest therein are not being transferred to (i) any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity deemed to hold “plan assets” (within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing (each, a “Plan”), (ii) any Person acting, directly or indirectly, on behalf of any such Plan or (iii) any Person acquiring the Certificates with “plan assets” of a Plan.

G-1

Very truly yours,

__________________________________________

By: _____________________________________________
Name:
Title:

G-2

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Loan #: ____________
Borrower: _____________

LOST NOTE AFFIDAVIT

I, as ____________________ of ______________________, a _______________ corporation am authorized to make this Affidavit on behalf of _____________________ (the “Seller”). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of Stanwich Asset Acceptance Company, L.L.C., a Delaware limited liability company (the “Purchaser”), _____________________ (the “Deponent”), being duly sworn, deposes and says that:

1.	The Seller’s address is:	____________________________________
____________________________________
____________________________________

2.		The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage;

3.
Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of __________ __, _____;

4.		Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

5.		Aforesaid Mortgage Note and/or Assignment of Mortgage (the “Original”) has been lost;

6.		Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

7.		The Seller was the Seller of the Original at the time of the loss; and

8.		Deponent agrees that, if said Original should ever come into Seller’s possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

9.
Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

H-1

10.
Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the “Losses”) and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

11.
This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________ corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this ____ day, of ___________ ______.

SELLER

By: __________________________________
Name:
Title:

On this _____ day of ________, _____, before me appeared _________________ to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________ corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

Signature:

[Seal]

H-2

EXHIBIT I-1

FORM OF ANNUAL CERTIFICATION

Re:
The Pooling and Servicing Agreement dated June 1, 2007 (the “Agreement”) by and among Stanwich Asset Acceptance Company, L.L.C. as depositor (the “Depositor”), Carrington Mortgage Services, LLC, as servicer (the “Servicer”), EMC Mortgage Corporation, as interim servicer (the “Interim Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), and HSBC Bank USA, National Association as trustee (the “Trustee”);

I, ________________________________, the _______________________ of [EMC Mortgage Corporation] [Carrington Mortgage Services, LLC], certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Depositor and the Trustee pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor and the Trustee;

(4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

I-1-1

(5) The Compliance Statement required to be delivered by the Servicer pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Subcontractor pursuant to the Agreement, have been provided to the Depositor and the Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Trustee. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

[EMC MORTGAGE CORPORATION] [CARRINGTON MORTGAGE SERVICES, LLC]

By: ______________________________________
Name:
Title:
Date:

I-1-2

EXHIBIT I-2

FORM OF CERTIFICATION TO BE
PROVIDED TO SERVICER BY THE SECURITIES ADMINISTRATOR

Re:	Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates

I, [identify the certifying individual], a [title] of Wells Fargo Bank, N.A., as Securities Administrator of the Trust, hereby certify to EMC Mortgage Corporation (the “Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. The Securities Administrator has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated June 1, 2007 (the “Agreement”) by and among Stanwich Asset Acceptance Company, L.L.C. as depositor (the “Depositor”), Carrington Mortgage Services, LLC, as Servicer (the “Servicer”), EMC Mortgage Corporation, as interim servicer (the “Interim Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association as trustee (the “Trustee”);

2. Based on my knowledge, the information in the distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3. Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

WELLS FARGO BANK, N.A., as Securities Administrator

By: ____________________________________
Name:
Title:
Date:

I-2-1

EXHIBIT J

FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the parties set forth below shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Applicable Servicer, Master Servicer, Securities Administrator
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Applicable Servicer, Securities Administrator
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Applicable Servicer, Master Servicer, Securities Administrator

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
Securities Administrator, Master Servicer, Applicable Servicer
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Securities Administrator, Master Servicer, Applicable Servicer
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.	Securities Administrator, Master Servicer, Applicable Servicer
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	Securities Administrator, Master Servicer, Applicable Servicer
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.	Custodian
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	Custodian
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Applicable Servicer
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
Applicable Servicer
1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.	Applicable Servicer
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Applicable Servicer
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Applicable Servicer
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Applicable Servicer
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	Applicable Servicer

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
Applicable Servicer
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Applicable Servicer
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
Applicable Servicer
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
Applicable Servicer
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Applicable Servicer, Master Servicer, Securities Administrator
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	Securities Administrator

CARRINGTON MORTGAGE SERVICES, LLC, as Servicer
Date:_________________	By:________________________ Name: Title:

EMC MORTGAGE CORPORATION, as Interim Servicer
Date:_________________	By:________________________ Name: Title:

WELLS FARGO BANK, N.A., as Master Servicer and as Securities Administrator
Date:_________________	By:________________________ Name: Title:

LaSalle Bank National Association, as Custodian
Date:_________________	By:________________________ Name: Title:

EXHIBIT K-1

FORM OF SWAP AGREEMENT
(Available Upon Request)

K-1

EXHIBIT K-2

SCHEDULE OF SWAP NOTIONAL BALANCE

K-2

EXHIBIT L

[Reserved].

L-1

EXHIBIT M

STANDARD FILE LAYOUT - DELINQUENCY REPORTING

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer.

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

STANDARD FILE CODES - DELINQUENCY REPORTING

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale
•	SS- Short Sale
•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT N

STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:

SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

N-1

PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Plus the following applicable fields:

SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

N-2

EXHIBIT O

CALCULATION OF REALIZED LOSS/GAIN FORM 332 - INSTRUCTION SHEET

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

*	For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

*	For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*	Other expenses - copies of corporate advance history showing all payments

*	REO repairs > $1500 require explanation

*	REO repairs >$3000 require evidence of at least 2 bids.

*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*	Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:

*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

*	Copy of EOB for any MI or gov't guarantee

*	All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ _______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	(12) Cash for Keys__________________________	________________	(12)
	(12) HOA/Condo Fees_______________________	________________	(12)
	(12) ______________________________________	________________	(12)

	Total Expenses	$______________	(13)
Credits:
(14)	Escrow Balance	$_______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)

(18)	Primary Mortgage Insurance / Gov’t Insurance	________________
(18a)	HUD Part A
		________________
(18b)	HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Schedule 1

MORTGAGE LOAN SCHEDULE

[FILED BY PAPER]

Schedule 1-

Schedule 2

SCHEDULE OF PREPAYMENT CHARGES

(Available Upon Request)

Schedule 2-1

Schedule 3

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

The Depositor hereby represents, warrants, and covenants as follows on the Closing Date and on each Distribution Date thereafter:

General

1. This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (“UCC”)) in the Mortgage Loans in favor of the Trustee which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

2. The Mortgage Loans constitute “general intangibles” or “instruments” within the meaning of the applicable UCC.

3. The Custodial Account and all subaccounts thereof constitute either a deposit account or a securities account.

4. To the extent that payments and collections received or made with respect to the Mortgage Loans constitute securities entitlements, such payments and collections have been and will have been credited to the Custodial Account. The securities intermediary for the Custodial Account has agreed to treat all assets credited to the Custodial Account as “financial assets” within the meaning of the applicable UCC.

Creation

5. The Depositor owns and has good and marketable title to the Mortgage Loans free and clear of any lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the lien attaches is not impaired during the pendency of such proceeding.

6. The Depositor has received all consents and approvals to the transfer of the Mortgage Loans hereunder to the Trustee required by the terms of the Mortgage Loans that constitute instruments.

7. To the extent the Custodial Account or subaccounts thereof constitute securities entitlements, certificated securities or uncertificated securities, the Depositor has received all consents and approvals required to transfer to the Trustee its interest and rights in the Custodial Account hereunder.

Perfection

8. The Depositor has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the transfer of the Mortgage Loans from the Depositor to the Trustee and the security interest in the Mortgage Loans granted to the Trustee hereunder.

Schedule 3-1

9. With respect to the Custodial Account and all subaccounts that constitute deposit accounts, either:

(i) the Depositor has delivered to the Trustee a fully-executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Custodial Account without further consent by the Depositor; or

(ii) the Depositor has taken all steps necessary to cause the Trustee to become the account holder of the Custodial Account.

10. With respect to the Custodial Account or subaccounts thereof that constitute securities accounts or securities entitlements, the Depositor has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Custodial Account granted by the Depositor to the Trustee.

Priority

11. Other than the transfer of the Mortgage Loans to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of, or is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.

12. The Depositor is not aware of any judgment, ERISA or tax lien filings against the Depositor.

13. The Trustee has in its possession all original copies of the Mortgage Notes that constitute or evidence the Mortgage Loans. To the Depositor’s knowledge, none of the instruments that constitute or evidence the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee or its designee. All financing statements filed or to be filed against the Depositor in favor of the Trustee in connection herewith describing the Mortgage Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trustee.”

14. Neither the Custodial Account nor any subaccount thereof is in the name of any person other than the Depositor or the Trustee or in the name of its nominee. The Depositor has not consented for the securities intermediary of the Custodial Account to comply with entitlement orders of any person other than the Trustee or its designee.

Schedule 3-2

15. Survival of Perfection Representations. Notwithstanding any other provision of this Agreement or any other transaction document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of the Servicer’s rights to act as such) until such time as all obligations under this Agreement have been finally and fully paid and performed.

16. No Waiver. The parties to this Agreement (i) shall not, without obtaining a confirmation of the then-current rating of the Certificates waive any of the Perfection Representations, and (ii) shall provide the Rating Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Certificates (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

17. Depositor to Maintain Perfection and Priority. The Depositor covenants that, in order to evidence the interests of the Depositor and the Trustee under this Agreement, the Depositor shall take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Trustee) to maintain and perfect, as a first priority interest, the Trustee’s security interest in the Mortgage Loans. The Depositor shall, from time to time and within the time limits established by law, prepare and present to the Purchaser or its designee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Depositor to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Trustee’s security interest in the Mortgage Loans as a first-priority interest (each a “Filing”). The Depositor shall present each such Filing to the Trustee or its designee together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with the grant of the security interest to the Trustee pursuant to Section 11.09 of this Agreement, (ii) satisfies all requirements and conditions to such Filing in this Agreement and (iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Trustee’s signature. Upon receipt of such Opinion of Counsel and form of authorization, the Trustee shall promptly authorize in writing the Depositor to, and the Depositor shall, effect such Filing under the UCC without the signature of the Depositor or the Trustee where allowed by applicable law. Notwithstanding anything else in the transaction documents to the contrary, the Depositor shall not have any authority to effect a Filing without obtaining written authorization from the Trustee or its designee.

Schedule 3-3

Schedule 4

[Reserved]

Schedule 4-1